UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number: 811-06136

HOMESTEAD FUNDS, INC.

(Exact name of registrant as specified in charter)

4301 Wilson Boulevard

Arlington, VA 22203

(Address of principal executive office – Zip code)

Kelly Whetstone, Esq.

Homestead Funds, Inc.

4301 Wilson Boulevard

Arlington, VA 22203

(Name and address of agent for service)

Copies to:

Bibb L. Strench, Esq.

Seward & Kissel LLP

901 K Street, NW

Washington, DC 20001

(Name and addresses of agent for service)

Registrant’s telephone number, including area code: (703) 907-5953

Date of fiscal year end: December 31

Date of reporting period: June 30, 2014

Item 1.  Reports to Stockholders.

4301 WILSON BOULEVARD

ARLINGTON, VA 22203-1860

1-800-258-3030

www.homesteadfunds.com

August 15, 2014

Dear Shareholders:

To the surprise of some market watchers, broad market equity indexes were up about 5% for the first half of the year. This advance comes after double-digit gains in the two prior years. Generally, bonds also posted positive returns, despite nervousness about how and when the Fed will ultimately reverse course and withdraw some of the liquidity support it has been providing since the financial crisis began in 2007.

The fundamental factors supporting investor optimism have been the economy’s continued growth (although at a tepid pace) and the absence of inflationary pressures, which supports a continuation of the Fed’s accommodative monetary policy.

Asset prices are high. The Standard & Poor’s 500 Stock Index is trading at price/earnings multiples above long-term averages. Bond investors also seem to be pricing in a best case scenario: continued improvement in labor and housing markets, continued deleveraging of consumer balance sheets and the Federal Reserve’s ability to gradually unwind its easy monetary policy without shocking the markets.

Homestead Funds investment manager RE Advisers’ approach to investing takes the long view. We apply rigorous research and fundamental analysis to find undervalued stocks and bonds that have the potential to reward investors over time. We are mindful of economic conditions, but our focus is on selecting stocks and creating diversified, long-term portfolios. We are patient in letting our program work, and shareholders need to be patient as well.

Investors should have reasonable, possibly lower, expectations for returns in the short-term as GDP and interest rate scenarios play out. We encourage you to concentrate on your overall risk/return profile and investment time horizon and avoid the temptation to try to jump in and out of asset classes.

Sincerely,

Peter R. Morris

President and Director

Past performance does not guarantee future results.

Investments in fixed-income funds are subject to interest rate, credit and inflation risk. Equity funds, in general, are subject to style risk, the chance that returns on stocks within the style category in which the fund invests will trail returns of stocks representing other styles or the market overall.

The views expressed in this market commentary are those of the individual as of the date noted above and may have changed since that date. The opinions stated may contain forward-looking statements and may discuss the impact of domestic and foreign markets, industry and economic trends and governmental regulations of the funds and their holdings. Such statements are subject to uncertainty, and the impact on the funds might be materially different from what is described here.

RE Investment Corporation, Distributor. 8/14

Daily Income Fund (HDIXX)

Short-Term Government Securities Fund (HOSGX)

Short-Term Bond Fund (HOSBX)

Stock Index Fund (HSTIX)

Value Fund (HOVLX)

Growth Fund (HNASX)

Small-Company Stock Fund (HSCSX)

International Value Fund (HISIX)

semi-annual report

JUNE 30,

2014

The investment commentaries on the following pages were prepared for each fund by its portfolio manager. The views expressed are those of the portfolio manager of each fund as of June 30, 2014, and may have changed since that date. The opinions stated may contain forward-looking statements and may discuss the impact of domestic and foreign markets, industry and economic trends and governmental regulations of the funds and their holdings. Such statements are subject to uncertainty, and the impact on the funds might be materially different from what is described here.

PERFORMANCE EVALUATION

Daily Income Fund

FUND PERFORMANCE

The Daily Income Fund earned an annualized return of 0.01% for the first half of 2014. The seven-day current annualized yield was 0.01% on June 30, 2014, unchanged from the end of 2013. Interest income for the Fund is netted against operating expenses. With interest income at historic lows, RE Advisers continues to waive fees or reimburse expenses to assist the Fund in maintaining a positive yield. As long as the Federal Reserve continues to maintain a federal funds rate close to zero, the Daily Income Fund will continue to earn very little interest income—the only component of return in a money market fund.

MARKET CONDITIONS

For the first half of 2014, the Federal Reserve (the Fed), under the new leadership of Chair Janet Yellen, has continued its policy of maintaining historically low short-term interest rates—a policy initially established in December 2008. Fed policies are designed to accomplish the agency’s dual mandate of fostering maximum employment and price stability. With short-term rates anchored at historic lows—as they have been for some time—money market investors are having to make do with paltry returns.

While the Federal Open Market Committee (FOMC, the Fed’s policy making body) has not revised its target for the federal funds rate—still set at 0.00% to 0.25%—the Committee has continued to reduce, or taper, its purchases of agency mortgage-backed securities and longer term Treasuries, while still reinvesting principal payments and rolling over maturities at auction. The Committee has also indicated that as long as labor market improvements continue and inflation trends back to the Fed’s longer run objective of 2%, the tapering will continue at a measured pace.

Fed policies are based on measures of economic growth and employment. Economic growth, as measured by GDP, unexpectedly fell to an annual rate of 2.9% in the first quarter, declining from an annual rate of 2.6% in the fourth quarter of 2013. The unemployment rate fell to 6.1% in June, down from 6.7% in December 2013. The most recent inflation numbers, released in June, show inflation running at a 2.1% annual rate. Generally, FOMC members consider the economy to have sufficient strength to continue to improve but note that conditions may, for some time, warrant keeping the target federal funds rate below levels the Committee views as normal in the longer run.

Corporate cash balances remain high, which has reduced the need for issuance of short-term debt of the type in which the Daily Income Fund invests. Limited supply puts further downward pressure on yields.

OUTLOOK

Investors in the Daily Income Fund can anticipate a stable share price but little investment return until economic and labor markets strengthen to the point where the Fed is less accommodative with short-term interest rate policy, allowing rates to rise, and credit demand increases.

In closing, we want to let shareholders know about recent regulatory developments. On July 22, 2014, the Securities and Exchange Commission approved amended rules for money market funds. The Commission’s intent is to make the funds less susceptible to widespread redemptions, which can potentially cause the funds to “break the buck.” Money market funds have historically been managed to maintain a constant $1.00 share price.

Retail funds, like the Daily Income Fund, are less affected by the new regulations than institutional funds, but there are some new rules. RE Advisers is analyzing the new regulations, some of which take effect in two years and others sooner, and we’ll provide more information to shareholders at a later date.

2	Performance Evaluation

Daily Income Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
periods ended 06/30/14

Daily Income Fund	0.01%	0.02%	1.42%

The returns quoted in the above table represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment may be worth more or less than its original cost. An investment in the Daily Income Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. While the Daily Income Fund seeks to maintain a constant $1.00 per share price, it is possible to lose money investing in the Fund. The Daily Income Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do no reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

YIELD

Annualized 7-day current yield quoted 06/30/14		0.01%

SECURITY DIVERSIFICATION	on 12/31/13	on 06/30/14
(% of total investments)

Commercial paper	73.0%	74.7%
U.S. Government obligations	17.2%	16.2%
Corporate bonds	0.7%	0.0%
Short-term and other assets	9.1%	9.1%
Total	100.0%	100.0%

MATURITY	on 12/31/13	on 06/30/14

Average Weighted Maturity	43 days	45 days

Performance Evaluation	3

PERFORMANCE EVALUATION

Short-Term Government Securities and Short-Term Bond Funds

FUND PERFORMANCE

The Short-Term Government Securities Fund returned 0.86% for the first half of 2014 compared to the benchmark’s return of 0.80%. The strongest sector by far was the corporate sector, which benefitted from the flattening of the yield curve as the aircraft financing issues guaranteed by the Export-Import Bank recovered from their very weak performance in 2013. The rest of the Fund’s sectors provided positive performance as well. The Fund’s cash position was the largest relative drag on performance.

The Short-Term Bond Fund returned 1.25% for the first half of 2014 compared to the benchmark’s return of 1.17%. While all of the Fund’s sectors had positive returns, the municipals sector was the standout performer as Detroit’s bankruptcy moved farther into the rear-view mirror and Puerto Rico was able to access the market in March for long-term funds at rates which were much less than initially feared. As with the Short-Term Government Securities Fund, this Fund’s significant cash position was the largest relative drag on performance.

MARKET CONDITIONS

The bond market entered 2014 with the expectation of a further rise in interest rates due to the onset of Federal Reserve (the Fed) tapering, followed by an eventual hike in the federal funds rate. While the front part of the Treasury yield curve saw a very modest rise in rates, longer term Treasuries and the rest of the taxable bond market enjoyed meaningful positive returns. While anticipated Fed action negatively impacted short Treasuries, the rest of the market benefited from a change in investor psychology as the eventual peak of the federal funds rate at the end of the tightening cycle is now assumed to be somewhere under 3.5% as opposed to north of 4.0% as was forecast in December of last year. Further supporting the market were deflationary fears in Europe which culminated in the European Central Bank cutting bank deposit rates to -0.10% in June, continued worries about the Chinese economy (particularly the banking and real estate sectors), a surge in the price of crude oil of nearly $10.00 per barrel due to the Middle Eastern and Ukrainian situations as well as weaker domestic GDP as weather helped destroy growth in the first quarter. Massive world-wide liquidity and rallies in

European bond markets, particularly in the weakest credits such as Greece, Italy and Spain, further supported credit markets in the first half of 2014.

In spite of the large 2.9% decline in first quarter 2014 GDP, the economy still expanded at a 1.5% pace in the year ended March 31, 2014, which modestly exceeded the 1.3% growth rate in the year earlier period. Job gains averaged a respectable 222,000 per month in the first half of 2014, which is an acceleration of the average 201,000 in the first half of 2013. The June 2014 unemployment rate stands at 6.1% versus 6.7% at year-end, while the broader U-6 unemployment rate fell to 12.1% from 13.1% during the same period. The Consumer Price Index (CPI) rose at an annual rate of 2.1% for the 12 months ended May 31, 2014, compared to 1.4% for the year earlier period, while the core CPI (excluding food and energy) rose at a 2.0% annual rate compared to 1.7% for the same time periods.

The ISM Manufacturing Index has averaged 54.0 so far in 2014 as compared to 51.5 for the first six months of 2013. Industrial production through May of 2014 stands at 4.3% higher than one year earlier, which is significantly better than the 2.4% growth in production in the previous time period. U.S. auto sales have averaged a 16.1 million annual rate so far in 2014, stronger than the 15.4 million annual rate in 2013’s first half and well above the 9.0 million financial crisis low of February 2009. Total retail sales for the year ended May 2014 have risen 4.3% as compared to a roughly flat 4.2% in the previous period. Housing starts averaged 950,000 for the 12 months ended May 2014 as compared to 867,000 in the year earlier period, while existing home sales averaged 4.94 million and 4.85 million for the same time periods. The University of Michigan Consumer Conference Sentiment Index averaged 81.9 for the first half of 2014 as compared to 79.2 in 2013’s first half.

The Fed’s policy-setting group, the Federal Open Market Committee (FOMC), continues to maintain its federal funds rate target in a range of 0.00% to 0.25%. At the June FOMC meeting the Fed decided that the Asset Purchase Program (QE3) would end in October assuming that labor markets continue to improve and inflation continues its most recent trend. At her post-June FOMC

4	Performance Evaluation

meeting press briefing, Chairperson Janet Yellen stressed that the FOMC foresees a near-zero federal funds rate for a considerable time after QE3 ends.

OUTLOOK

The FOMC’s forecasts have lowered projected 2014 GDP to 2.20% from the December forecast of 3.00%, due primarily to the 2.9% first quarter decline in GDP. While statistically it would seem quite reasonable to lower the forecast, other indicators discussed earlier in this report are certainly painting a much brighter economic picture. In December, the FOMC’s forecast for year-end unemployment was 6.45%, which has now been lowered to 6.05%, a number the economy has already essentially reached. The Fed’s preferred measure of core inflation—Personal Consumption Expenditures or PCE—which the Fed wants to see move to a 2.0% annual rate, is running at about 1.5%, yet that is slightly above the five-year average increase of 1.4%. It certainly appears to this observer that 1) the economy continues to improve in a fairly steady fashion; 2) inflation, while not a clear and present danger, seems a larger risk than deflation and 3) the FOMC will err on the side of monetary ease as long as possible.

While the “hawks” on the FOMC have certainly become more vocal, the most recent FOMC rate decision was a unanimous 10-0. While the FOMC has worried publicly about investors reaching for yield and taking on excess risk, they are not prepared to act to curb this behavior until absolutely necessary. The Fed’s $4.0 trillion balance sheet and the bond market’s reaction to tapering talk in 2013 makes Fed communication all the more critical, and while talking tough on occasion is necessary, the market doesn’t really expect rate hike action until the second half of 2015. The FOMC’s projections for the fed funds rate in a “normal” economy have dropped to 3.50—4.00% from 4.00—4.50% at the start of 2012, due in part according to Janet Yellen to the economy’s perceived lower growth rate potential.

When the time finally arrives for the Fed to hike short-term rates, the Committee is most certainly going to move slowly and methodically. This is likely due to 1) the size of their balance sheet, 2) the need to employ policy tools such as interest on excess reserve rather than just the Fed funds rate and 3) the fact that they are still fighting the last war (the financial crisis). While one can certainly argue that the economy is still not “normal,” the largest abnormality seems to be the level of short-term interest rates. The Taylor Rule, which forecasts the proper level of short rates that will both stabilize the economy and maintain long-term growth, is currently estimated at 2.38%. Historically, the Taylor Rule has had a very good track record of forecasting both the direction and magnitude of moves in the fed funds rate, and indeed called for a -2.0% rate in 2009 and 2010, but it is now proving to be a hollow predictor as the Fed still treats the economy with “emergency level” interest rates, even though the emergency was over a long time ago. Perhaps the economy would grow faster with rates at more normal levels as debtors have had all of the benefits with savers being punished relentlessly. The FOMC seems obsessed with the 62.8% labor force participation rate as a reason to keep short rates at 0%. This is a low for the cycle but gives lip service to the idea that 1) the stock market’s very strong advance allows many workers to finally retire and 2) government policies don’t exactly encourage a work ethic. At the margin, a later rather than earlier rate hike seems to be the most likely outcome.

While we have somewhat reduced the level of excess liquidity in both Funds, the absolute level of cash balances is much larger than the historical average. Credit spreads continue to narrow, but the easy money is long gone and, since one is supposed to be paid to take credit risk, the default choice going forward very well may be U.S. Government issues. We expect the Fed will continue to anchor short-term interest rates at 0% for a while longer, but the day of reckoning may be fast approaching. Indeed, some market observers believe the Fed is already behind the curve. The Fed will almost certainly wait too long to hike rates, but the market is betting that they will be slow and methodical regardless and not tighten aggressively, at least as long as FOMC members continue to worry about the lack of a normal recovery and economy.

It is difficult to expect anything radically different in the bond market in the near term. However, it’s been a long eight years since the last fed funds rate hike, and it would be naive to predict smooth sailing ahead. While returns seem likely to remain modest in the near term, we expect volatility to increase markedly as we approach the fed funds lift-off date. We will be looking to take advantage of such volatility should it occur as investment opportunities multiply.

Performance Evaluation	5

Short-Term Government Securities Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
periods ended 06/30/14

Short-Term Government Securities Fund	0.79%	1.54%	2.59%
BofA Merrill Lynch 1-5 Year U.S. Treasury Index	1.16%	1.92%	3.19%

SECURITY DIVERSIFICATION		on 12/31/13	on 06/30/14
(% of total investments)

Government-guaranteed agencies		50.6%	54.60%
Corporate bonds		15.3%	16.9%
U.S. Treasuries		6.5%	10.8%
Municipal bonds		5.7%	5.0%
Mortgage-backed securities		3.5%	3.6%
Asset-backed securities		0.5%	0.4%
Short-term and other assets		17.9%	8.7%
Total		100.0%	100.0%

MATURITY		on 12/31/13	on 06/30/14

Average Weighted Maturity		2.94 years	2.07 years

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the BofA Merrill Lynch 1-5 Year U.S. Treasury Index made on December 31, 2003.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Short-Term Government Securities Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

6	Performance Evaluation

Short-Term Bond Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
periods ended 06/30/14

Short-Term Bond Fund	2.01%	4.31%	3.98%
BofA Merrill Lynch 1-5 Year Corp./Gov. Index	2.00%	2.77%	3.54%

SECURITY DIVERSIFICATION		on 12/31/13	on 06/30/14
(% of total investments)

Municipal bonds		24.7%	24.6%
Corporate bonds		18.9%	20.8%
Asset-backed securities		16.2%	20.5%
Yankee bonds		13.2%	8.5%
U.S. Government obligations		3.6%	6.4%
Mortgage-backed securities		4.7%	4.0%
Short-term and other assets		18.7%	15.2%
Total		100.0%	100.0%

MATURITY		on 12/31/13	on 06/30/14

Average Weighted Maturity		2.81 years	2.25 years

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the BofA Merrill Lynch 1-5 Year Corp./Gov. Index made on December 31, 2003.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Short-Term Bond Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

Performance Evaluation	7

PERFORMANCE EVALUATION

Stock Index Fund

INDEX AND FUND PERFORMANCE

For the six months ended June 30, 2014, the U.S. large cap market metric and the Fund’s benchmark, the Standard & Poor’s (S&P) 500 Index, advanced 7.14%, compared to the Fund’s return of 6.84%. The S&P 500 Index is a market capitalization-weighted index composed of 500 common stocks issued by large-capitalization companies in a wide range of industries. The stocks included in the index collectively represent a substantial portion of all common stocks publicly traded in the United States.

From a sector perspective, utilities (+18.43%) were the strongest performers for the six-month period. Energy stocks also outperformed (+13.13%) amid rising oil prices. The health care sector performed well (+10.59%), as did information technology (+8.94%) and materials (+8.62%). All other sectors advanced, including consumer staples (+5.18%), financials (+5.01%), industrials (+4.00%), telecommunication services (+3.70%) and consumer discretionary (+0.60%).

During the six-month period, as changes were made to the composition of the S&P 500 Index, the Master Portfolio in which the Fund invests purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

MARKET CONDITIONS

Despite high valuations resulting from last year’s strong rally, investors continued to favor equities in the first half 2014, pushing major indices to record highs during the period. However, not all segments of the market advanced as many of last year’s winners struggled, including many biotechnology and internet-related companies as well as retailers. Broadly speaking, the first half of 2014 brought a swift reversal away from the prevailing momentum stocks of 2013 and a rotation from growth to value stocks. Additionally, market volatility remained well below historic norms, a trend that has continued for several quarters, suggesting that investors have become complacent in an environment where easy monetary conditions and low default rates have served to counteract growing geopolitical risk.

The year got off to a rocky start, however, as heightened risks in emerging markets compelled investors to pull back from risk assets generally. A number of emerging economies struggled with currency weakness, debt problems and uneven growth rates while facing the broader headwind of diminishing global liquidity as the Fed began tapering its stimulus program. Signs of further deceleration in Chinese economic growth were partic-

ularly worrisome. Meanwhile, disappointing corporate earnings reports and softer economic data in the United States also contributed to the sell-off in equities.

U.S. equities were back on the rise in February due in part to positive developments in Washington, D.C. Fiscal uncertainty abated with the extension of the U.S. debt ceiling. Additionally, investors were encouraged by market-friendly comments from the new Fed Chairwoman, Janet Yellen. Although U.S. economic data had weakened, most investors viewed this recent trend as temporary and continued to take on U.S. equity risk given expectations that growth would pick up later in the year.

Market volatility increased in March due to rising tensions between Russia and Ukraine over the disputed region of Crimea. Investors feared the impact of potential international sanctions and the threat of rising oil prices. More evidence of decelerating growth in China added to the air of uncertainty. Yet, markets were resilient as investors turned their focus to improving U.S. economic data, positive corporate earnings surprises and increased merger and acquisition activity. Dovish comments from the Fed also helped push U.S. stocks higher.

Escalating violence in Iraq pushed oil prices sharply higher in June, causing stock prices to fall as investors were reminded of the broader risk that instability in the Middle East and Africa poses to global oil production. However, a steady stream of mergers and acquisitions again took center stage and, against the backdrop of ongoing Fed stimulus, U.S. equities quickly resumed their upward course.

As the global economy continued its slow recovery, improving U.S. data garnered a good deal of investors’ attention during the period. Following a first quarter of disappointing economic reports, better data in the second quarter ultimately confirmed that the recent weakness had been temporary and largely weather-related. In June, revised GDP numbers revealed that the U.S. economy had contracted much more than expected in the first quarter. While this news came as a surprise, it was no longer important as compared to more recent data showing improvements in the labor market and manufacturing. Nonetheless, a low labor participation rate, anemic wage growth and lackluster consumption continued to weigh on U.S. growth. While the global recovery has remained generally on track, mixed economic reports in the first half of the year resulted in the World Bank lowering its 2014 global growth forecast to 2.8% in June from its January forecast of 3.2%.

8	Performance Evaluation

Stock Index Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
periods ended 06/30/14

Stock Index Fund	23.96%	18.19%	7.16%

Standard & Poor's 500 Stock Index	24.61%	18.83%	7.78%

INDUSTRY DIVERSIFICATION	% of Total Long-Term Investments at 06/30/14*		% of Total Long-Term Investments at 06/30/14*

Information technology	18.8%	Industrials	10.5%
Financials	16.1%	Consumer staples	9.5%
Health care	13.3%	Materials	3.5%
Consumer discretionary	11.8%	Utilities	3.2%
Energy	10.9%	Telecommunication services	2.4%
Total			100.0%

TOP TEN EQUITY HOLDINGS	% of Total Long-Term Investments at 06/30/14*		% of Total Long-Term Investments at 06/30/14*

Apple, Inc.	3.2%	Wells Fargo & Co.	1.5%
Exxon Mobil Corp.	2.5%	Chevron Corp.	1.4%
Microsoft Corp.	1.8%	Berkshire Hathaway, Inc. (Class B)	1.3%
Johnson & Johnson	1.7%	JPMorgan Chase & Co.	1.3%
General Electric Co.	1.5%	Procter & Gamble Co.	1.2%

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the Standard & Poor's 500 Stock Index made on December 31, 2003.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Stock Index Fund's average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

*Holdings information is for the S&P 500 Stock Master Portfolio, managed by BlackRock Fund Advisors, the portfolio in which the Stock Index Fund invests all of its investable assets. Please refer to the Appendix for the complete semi-annual report of the S&P 500 Stock Master Portfolio.

Performance Evaluation	9

PERFORMANCE EVALUATION

Value Fund

FUND PERFORMANCE

The Value Fund increased 8.30% for the first half of 2014 and its benchmark index, the unmanaged S&P 500 Index, increased 7.14%. The Fund’s greater than Index results were due primarily to the performance of its consumer discretionary, information technology and consumer staples sector holdings.

PORTFOLIO REVIEW

The Fund’s positions in the consumer discretionary sector outperformed the sector and the overall Index. The Index’s consumer discretionary sector barely increased during the first half of the year, while the Fund’s consumer discretionary positions increased more than 10%. Dillard’s and Cooper Tire & Rubber Company led this sector’s results.

The Fund’s information technology holdings continued their 2013 rebound from a tough 2012 into the first half of 2014. The Fund held an underweight position in information technology compared with the Index’s information technology sector; however, the Fund’s information technology holdings appreciated more than the Index’s information technology sector and more than the overall Index. Within information technology, Intel, Hewlett-Packard and Cisco Systems were the stocks that made the greatest contributions.

The Fund’s consumer staples results were well above those of the sector and the overall Index. The bulk of the better results were due to the appreciation in the stock of WhiteWave Foods. The company’s array of organic and natural plant-based foods, beverages and dairy products has been welcomed by consumers and more recently embraced by investors. The stock increased almost 40% in the first half of the year.

Results in the Fund’s health care positions detracted from relative results, with Bristol-Myers Squibb and Pfizer being the notable laggards. It is worth noting that

Bristol-Myers Squibb was the best performing and greatest contributor to the Fund in 2013. Cash detracted slightly from results due to the appreciation in the overall market.

OUTLOOK

The general consensus now appears to be that U.S. GDP growth will be a little less than 2% for 2014 and reach 3% in the second half of 2014. The reasons for this emanate from the colder and more severe winter of 2013-2014 that dampened overall economic activity. The economy should recover some deferred activity across the rest of 2014. Manufacturing and capital equipment data appear to be improving and many good initial signs for the second half of 2014 are showing as well. The labor market is improving and housing continues its long grinding recovery.

Recent commentary by the Federal Reserve Board concerning backing away from Quantitative Easing has caused some hesitation in the markets, but has not upset the slow positive sentiment building around the overall economy.

As noted in the 2013 Annual Report commentary, the recent economic environment along with uncertain fiscal policy led management decisions, on the margin, to return a greater portion of capital to shareholders via stock repurchases and dividends. That activity was a rewarding use of cash for companies and their shareholders. While there are no guarantees, it appears 2014 might mark the beginning of a period that will require greater capital deployment. Going forward, an accelerating economy will call for more capital to be deployed in assets and employees as the primary means to generate investment returns.

We continue to search for companies with attractive growth prospects, strong financials and reasonable valuations.

10	Performance Evaluation

Value Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
periods ended 06/30/14

Value Fund	24.33%	18.90%	8.49%
Standard & Poor’s 500 Stock Index	24.61%	18.83%	7.78%

INDUSTRY DIVERSIFICATION	% of Total Investment at 06/30/14		% of Total Investment at 06/30/14

Health care	20.1%	Materials	9.0%
Industrials	16.1%	Consumer discretionary	6.9%
Energy	15.0%	Consumer staples	3.9%
Information technology	13.9%	Utilities	0.5%
Financials	9.5%	Short-term and other assets	5.1%
Total			100.0%

TOP TEN EQUITY HOLDINGS	% of Total Investment at 06/30/14		% of Total Investment at 06/30/14

Bristol-Myers Squibb Co.	4.3%	Parker-Hannifin Corp.	3.4%
Dow Chemical Co. (The)	4.1%	JPMorgan Chase & Co.	3.3%
Intel Corp.	4.1%	Hewlett-Packard Co.	3.3%
Cisco Systems, Inc.	3.7%	General Electric Co.	3.3%
Pfizer Inc.	3.7%	Chevron Corp.	3.2%

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the Standard & Poor’s 500 Stock Index made on December 31, 2003.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Value Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

Performance Evaluation	11

PERFORMANCE EVALUATION

Growth Fund

PERFORMANCE

The Homestead Growth Fund posted a modest 3.28% gain for the six-month period ended June 30, 2014, and underperformed the Russell 1000 Growth Index’s 6.31% advance. The Fund’s results were hampered by stock selection. In particular, the information technology, energy and industrials and business services sectors weighed on the portfolio’s relative performance. Overall, sector allocation also detracted. However, an overweight position in the health care sector was beneficial.

PORTFOLIO REVIEW

The portfolio’s information technology stocks underperformed their benchmark peers over the past six months, hindered by Apple and Visa. An underweighted position in Apple was detrimental. The company’s share price rose sharply in anticipation of upcoming product cycles. In addition, investors were receptive to an increased buyback and dividend, as well as a 7-for-1 stock split. The iPhone 6 is expected to come out later this year with a larger screen size that would address a major competitive disadvantage, potentially driving a large upgrade cycle. Visa was hurt by a combination of foreign exchange headwinds and a deceleration in cross-border volumes during the period.

Range Resources negatively affected performance versus the index in the energy sector. The company’s share price increased but lagged the broader sector after Range Resources missed earnings estimates due to lighter oil and natural gas production.

Precision Castparts and Boeing detracted from the portfolio’s performance in the industrials and business services sector. The share price of Precision Castparts declined as the company felt the negative effects of shipment timing issues in its commercial division and continued weakness in its defense division. Boeing’s share price declined in January after the company issued cautious guidance and cash flow estimates, as it can be difficult to accurately time the deliveries of aircraft and related customer payments. Boeing remains one of the portfolio’s largest holdings, as the company has a large backlog of existing orders and continues to add new orders for its more fuel-efficient commercial aircraft.

Health care was a bright spot for the portfolio. Stock selection and an overweighted allocation helped the sector to outperform the benchmark. Notable contrib-

utors included Humana and McKesson. Medicare benefits providers, including Humana, saw their stock prices move sharply higher in February following the release of better-than-expected preliminary Medicare Advantage rates. During the first half of 2014, McKesson benefited from continued strength in generic drug pricing and closed its acquisition of pharmaceutical and health care product manufacturer Celesio, which will expand the company’s global footprint. Domestically, McKesson secured a generic drug distribution agreement with Rite Aid, the third-largest drug retailer in the United States.

OUTLOOK

We seek to invest in large-cap growth companies that, in our view, are well established in their industries and have the potential for above-average earnings growth. We focus on companies with leading market positions, seasoned management, and strong financial fundamentals. Our investment approach reflects our belief that solid company fundamentals (with an emphasis on strong growth in earnings per share or operating cash flow), combined with a positive industry outlook, ultimately will reward investors with strong investment performance.

The U.S. economy should grow modestly over the remainder of 2014, supported by diminished fiscal headwinds, improved labor markets, and healthier consumer finances. We believe the five-year-old bull market has more room to run. A sharp market decline like the one in 2008 is often followed by a sharp, shorter-lived recovery. However, stocks have risen at a relatively moderate pace since 2009, suggesting that the upturn may continue. From a historical perspective, current equity valuations appear reasonable. Market performance should be in line with moderate improvements in corporate earnings growth over the rest of the year. We are looking at companies that we believe can grow earnings at double-digit rates, including companies involved in the convergence of computing to communications; U.S. oil and gas shale exploration and production companies; health care firms addressing unmet clinical needs, particularly in the biotech industry; aerospace manufacturers and suppliers; and nonresidential construction companies, including roads and infrastructure.

12	Performance Evaluation

Growth Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
periods ended 06/30/14

Growth Fund*	31.32%	19.96%	8.77%
Russell 1000 Growth Index	26.92%	19.24%	8.20%
Standard & Poor’s 500 Stock Index	24.61%	18.83%	7.78%

INDUSTRY DIVERSIFICATION	% of Total Investment at 06/30/14		% of Total Investment at 06/30/14

Consumer discretionary	25.9%	Energy	5.0%
Information technology	21.0%	Materials	3.7%
Health care	19.6%	Consumer staples	2.7%
Industrials	14.4%	Short-term and other assets	1.4%
Financials	6.3%
Total			100.0%

TOP TEN EQUITY HOLDINGS	% of Total Investment at 06/30/14		% of Total Investment at 06/30/14

Amazon.com, Inc.	4.5%	Google Inc. (Class C)	2.9%
priceline.com, Inc.	3.3%	Boeing Co. (The)	2.8%
Gilead Sciences, Inc.	3.2%	McKesson Corp.	2.7%
Google Inc. (Class A)	3.0%	Danaher Corp.	2.7%
Visa Inc. (Class A)	3.0%	Pioneer Natural Resources Co.	2.6%

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and its benchmark indices made on December 31, 2003.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Growth Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

*Performance information for the Growth Fund (formerly the Nasdaq-100 Index Tracking StockSM Fund) reflects its previous investment strategy from inception through December 5, 2008, of matching, as closely as possible, before expenses, the performance of the Nasdaq-100 Stock Index.

Performance Evaluation	13

PERFORMANCE EVALUATION

Small-Company Stock Fund

FUND PERFORMANCE

Your Fund increased 2.55% in the first half of 2014, trailing its benchmark Index, the Russell 2000, which increased 3.19%.

The Fund’s returns in the financials, consumer discretionary and information technology sectors detracted from results, while the returns in the industrials and consumer staples sectors aided overall results.

PORTFOLIO REVIEW

During the first six months of 2014, some of our bank stocks (financials sector) retreated from levels gained last year. For example, Texas Capital Bancshares declined 13% in the first half after increasing almost 50% in 2013. The bank’s warehouse lending business slowed due to the deceleration in home loan refinancing. However, the commercial lending business—the larger portion of the bank’s overall offering—continues to expand as expected.

Stocks in the consumer discretionary sector showed mixed returns, some appreciated strongly and others faltered. For example, Cooper Tire & Rubber did very well as input costs waned, but gains were offset by poor results in FRED’S and Francesca’s as the retail environment struggled in the first half of 2014. In information technology, Rofin-Sinar Technologies and ManTech International stocks had rough first halves, as laser technology is undergoing competitive change and government budgets are tightened.

The Fund had a large position in the industrials sector that generated a return greater than that of the Index’s industrials position and that of the overall Index. Trucking industry leaders Knight Transportation and Werner Enterprises appreciated in the first half as their market tightened, in part due to weather, but also pricing improved with increased demand as backlog was unwound in the spring. Manitowoc Company and Dycom Industries also contributed to the portfolio’s industrials sector results.

Consumer staples had an evenly weighted position compared to its sector during the first half of 2014. The Fund’s returns in consumer staples exceeded those for the sector and those of the overall Index. WhiteWave Foods led this sector’s results for the Fund as consumers and investors are responding positively to the company’s offering of organic and natural plant-based foods, beverages, dairy products and milk substitutes.

The exchange traded fund positions were modestly positive, while cash slightly dampened the Fund’s first half return.

OUTLOOK

As 2014 passes the mid-year mark, economic indicators are encouraging, though not all evidence supports an accelerating economy. Recent employment statistics are showing better traction, while housing manufacturing indicators vacillate from month to month with conflicting indications.

The Federal Reserve’s effort to move away from its present easy money policy won’t be perfectly smooth, but thus far, the economy has done a fair job of weathering the gradual unwinding. Uncertain fiscal and regulatory policies remain among the top concerns of business managers and investors. In general though, there has been progress and greater consensus that the economy will reach 3% growth by the end of the year.

Since 2008, on the margin, stockholders have been rewarded as management has returned capital to shareholders in the form of increased dividends and/or share repurchases. It now appears that labor may have been stretched as much as reasonable and that investment in assets and processes that result in greater productivity may become more important in the years ahead. Many of the portfolio’s holdings may benefit as capital is deployed in obtaining greater productivity increases. For example, Westlake Chemical is a beneficiary of the shale gas development with the US and the Canadian market. Westlake receives low-cost natural gas feedstock and produces competitively priced product—including PVC pipe—for domestic and international distribution and sales.

We are always in search of such investment opportunities and appreciate your continued trust and investment.

14	Performance Evaluation

Small-Company Stock Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
periods ended 06/30/14

Small-Company Stock Fund	20.96%	23.91%	11.90%
Russell 2000 Index	23.64%	20.21%	8.70%

INDUSTRY DIVERSIFICATION	% of Total Investment at 06/30/14		% of Total Investment at 06/30/14

Industrials	24.7%	Consumer staples	3.0%
Consumer discretionary	19.3%	Health care	1.9%
Financials	14.4%	Energy	1.8%
Information technology	10.7%	Utilities	0.1%
Materials	9.3%	Short-term and other assets	14.8%
Total			100.0%

TOP TEN EQUITY HOLDINGS	% of Total Investment at 06/30/14		% of Total Investment at 06/30/14

iShares Core S&P Small-Cap ETF	4.9%	Knight Transportation, Inc.	3.1%
iShares Russell 2000 Value ETF	4.9%	Dycom Industries, Inc.	3.0%
Applied Industrial Technologies, Inc.	3.4%	Cooper Tire & Rubber Co.	3.0%
Werner Enterprises, Inc.	3.3%	ManTech International Corp.	2.9%
Encore Capital Group, Inc.	3.2%	Olin Corp.	2.9%

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the Russell 2000 Index made on December 31, 2003.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Small-Company Stock Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

Performance Evaluation	15

PERFORMANCE EVALUATION

International Value Fund

FUND PERFORMANCE

For the six-month period ending June 30, 2014, the Fund returned 3.81% versus the MSCI EAFE Index, which returned 4.78%.

PORTFOLIO REVIEW

International equities continued their upward trend throughout the six-month period. During the first quarter of this year, we observed a continuation of the positive trends of the fourth quarter of last year with our value investment style showing strong outperformance relative to the market overall. Notable outperforming regions were parts of the Middle East and Nordic countries, while the weakest performers were in the Far East and those closely linked to Ukraine. Japan also suffered from profit taking after its strong performance in 2013. While the Fund’s Japanese holdings underperformed the rest of the portfolio, the underweighting of Japan helped our relative performance compared to the benchmark index.

The second quarter of this year, however, proved to be very challenging. The Fund’s exposure to the European financial sector became a significant detractor after having outperformed in the first quarter and last year. This correction was primarily due to macro worries and market fears of rising interest rates that may well prove to be unfounded. The sector still shows significant promise as earnings continue to rebound and normalize after the conclusion of the extended debt crisis that began in 2008. Many companies in this sector are favorably valued with low price-to-book ratios, rising ROEs and increasing dividends. The recovery, as we have witnessed several times already, is very volatile but may offer patient investors above average returns.

The best performing sectors over the six-month period were energy, consumer discretionary and utilities, while financials, consumer staples and health care detracted. Specific stocks that contributed to performance were Encana, Daimler and Iberdrola, while Banco Espirito Santo and Tesco detracted. From a country standpoint, the best performers included Thailand, Germany and Italy, while the UK, Portugal and Netherlands detracted.

We continue to find many undervalued opportunities across the globe, with nine new purchases initiated during the six-month period: Jardine Matheson, Hyundai Motor, Volvo, Incitec Pivot, Banco Santander, Nippon

Yusen, Israel Chemicals, ASML Holdings and KB Financial. We also sold out of five positions: Bridgestone, DMG Mori Seiki, SK Telecom, Vodafone and Encana.

OUTLOOK

In spite of the recent volatility seen by European financials, we remain confident in the long-term outlook for this sector. In most developed regions, investor worries have been inconsistent with some centered on the risk of prolonged deflation and slow growth, and others showing concerns for rising interest rates beginning in the US. These concerns have resulted in market volatility that has stalled but not hindered the longer-term upward trend for equity markets. Equity valuations remain attractive, as seen by the new ideas we have found this quarter and the uptick in mergers and acquisitions globally.

After a strong 2013, Japan has lagged most major markets. There is general investor disappointment on the pace of Abenomics, an economic stimulus plan spearheaded by Prime Minister Shinzo Abe that focused on three components: monetary policy, fiscal policy and growth initiatives. The first two have been successful so far: the yen has weakened since Abe came into power and Japan is showing the first signs of inflation in many years. The third arrow of growth initiatives has somewhat stalled, which helped cause the recent selloff in the equity markets. While we have been underweighted in Japan for much of the year, we have recently begun adding to our positions as there are many catalysts in place for future outperformance.

Emerging markets have shown a strong rebound in the second quarter. Nevertheless, economic concerns in China, along with geopolitical volatility in Russia and the Middle East, remain at the forefront of investor worries. The emergence of ISIS in Iraq and the ensuing civil war is chief among investors’ concerns and has caused oil prices to spike. We continue to monitor these ongoing situations closely. Generally speaking, however, emerging market companies are becoming more attractively valued, and we will be looking to build positions opportunistically and selectively.

Our time-tested and long-term oriented investment process is designed to take advantage of market inefficiencies. We remain optimistic about the portfolio’s positioning and return potential.

16	Performance Evaluation

International Value Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
periods ended 06/30/14

International Value Fund*	24.25%	10.09%	6.75%
MSCI® EAFE® Index	23.57%	11.77%	6.93%

COUNTRY DIVERSIFICATION	% of Total Investment at 06/30/14		% of Total Investment at 06/30/14

Japan	15.0%	Singapore	3.7%
France	13.0%	Hong Kong	3.5%
Switzerland	11.9%	Denmark	2.0%
Britain	8.7%	Sweden	2.0%
Italy	7.3%	Portugal	1.4%
Germany	6.8%	China	1.0%
Netherlands	6.2%	Brazil	0.8%
Thailand	4.8%	Israel	0.7%
Spain	4.8%	Australia	0.4%
Republic of South Korea	4.0%	Short-term and other assets	2.0%
Total			100.0%

TOP TEN EQUITY HOLDINGS	% of Total Investment at 06/30/14		% of Total Investment at 06/30/14

AEGON NV	3.4%	BAE Systems plc	2.5%
Intesa Sanpaolo SpA	3.1%	Compagnie de Saint-Gobain SA	2.5%
WPP Group plc	2.8%	MS & AD Insurance Group Holdings, Inc.	2.4%
Daimler AG REG	2.7%	Sumitomo Mitsui Trust Holdings, Inc.	2.3%
DSM NV	2.6%	Adecco SA REG	2.3%

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the MSCI® EAFE® Index made on December 31, 2003.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The International Value Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

*The performance information for the International Value Fund (formerly the International Stock Index Fund) reflects its investment experience in the State Street MSCI® EAFE® Index Portfolio from inception through October 16, 2005, and in the Vanguard Developed Markets Index Fund from October 17, 2005 to June 9, 2006. Mercator Asset Management, L.P.’s role as subadvisor began June 12, 2006.

Performance Evaluation	17

Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, service fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Homestead Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at January 1, 2014 and held through June 30, 2014.

ACTUAL EXPENSES

The first line for each Fund in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Individual Retirement Arrangements (IRAs) and Educational Savings Accounts (ESAs) are charged a $15.00 annual custodial fee. The charge is automatically deducted from your account in the fourth quarter of each year or, if you close your account, at the time of redemption. A fee is collected for each IRA or ESA, as distinguished by account type (Traditional IRA, Roth IRA, or ESA) and Social Security Number. For example, if you have both a Traditional IRA and a Roth IRA account, each would be charged a fee. But only one fee would be collected for each account type, regardless of the number of Funds held by each account type. These fees are not included in the example below. If included, the costs shown would be higher.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each Fund in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the custodial account fee. Therefore, the hypothetical information in the example is useful in comparing your ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the custodial account fee was included, your costs would have been higher.

18	Expense Example

	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period[a]	Annualized Expense Ratio for the Six Month Period Ended June 30, 2014
DAILY INCOME FUND
Actual Return	$1,000.00	$1,000.05	$0.43	0.09%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.61	$0.44	0.09%

SHORT-TERM GOVERNMENT SECURITIES FUND
Actual Return	$1,000.00	$1,008.53	$3.45	0.69%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.55	$3.48	0.69%

SHORT-TERM BOND FUND
Actual Return	$1,000.00	$1,012.57	$3.67	0.74%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.33	$3.69	0.74%

STOCK INDEX FUND[b]
Actual Return	$1,000.00	$1,070.27	$2.78	0.54%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.31	$2.72	0.54%

VALUE FUND
Actual Return	$1,000.00	$1,084.75	$3.13	0.61%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.99	$3.03	0.61%

GROWTH FUND
Actual Return	$1,000.00	$1,037.47	$4.79	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.26	$4.75	0.95%

SMALL-COMPANY STOCK FUND
Actual Return	$1,000.00	$1,027.20	$4.48	0.89%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.55	$4.47	0.89%

INTERNATIONAL VALUE FUND
Actual Return	$1,000.00	$1,041.09	$4.80	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.26	$4.75	0.95%

a.	The dollar amounts shown as “Expenses Paid During the Period” are equal to each Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181, then divided by 365.

b.	The Stock Index Fund is a feeder fund that invests substantially all of its assets in a Master Portfolio. The example reflects the expenses of both the feeder fund and the Master Portfolio.

Expense Example	19

Regulatory and Shareholder Matters

PROXY VOTING POLICIES AND PROCEDURES

The policies and procedures used to determine how to vote proxies relating to the Funds’ portfolio securities are available online at homesteadfunds.com and, without charge, upon request by calling 800-258-3030. This information is also available on the Securities and Exchange Commission’s website at sec.gov.

PROXY VOTING RECORD

For the most recent twelve-month period ended June 30, information regarding how proxies relating to portfolio securities were voted on behalf of each of the Funds is available, without charge, upon request by calling 800-258-3030, online at homesteadfunds.com, and on the Securities and Exchange Commission’s website at sec.gov.

QUARTERLY DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds file complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Portfolio holdings for the second and fourth quarters of each fiscal year are filed as part of the Funds’ semi-annual and annual reports. The Funds’ Form N-Q, semi-annual and annual reports are available on the Commission’s website at sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The most recent quarterly portfolio holdings and semi-annual and annual reports also can be accessed on the Funds’ website at homesteadfunds.com.

20	Regulatory and Shareholder Matters

PORTFOLIO OF INVESTMENTS: Daily Income Fund

June 30, 2014 (Unaudited)

COMMERCIAL PAPER	Interest Rate/Yield	Maturity Date	Face Amount	Value

(74.7% of portfolio)

Air Liquide US LLC (a)	0.11%	08/06/14	$5,000,000	$4,999,450
Air Liquide US LLC (a)	0.11	08/08/14	4,750,000	4,749,448
American Honda Finance Corp.	0.10	08/06/14	3,000,000	2,999,700
BMW US Capital LLC (a)	0.10	07/14/14	2,500,000	2,499,910
BMW US Capital LLC (a)	0.11	08/11/14	5,000,000	4,999,374
BMW US Capital LLC (a)	0.12	08/14/14	2,000,000	1,999,707
Chevron Corp. (a)	0.07	07/24/14	3,000,000	2,999,866
Chevron Corp. (a)	0.11	09/16/14	3,000,000	2,999,294
Chevron Corp. (a)	0.10	10/10/14	3,000,000	2,999,158
Coca-Cola Co. (a)	0.15	07/15/14	2,000,000	1,999,883
Coca-Cola Co. (a)	0.11	07/17/14	2,000,000	1,999,902
Coca-Cola Co. (a)	0.10	08/04/14	2,500,000	2,499,764
Coca-Cola Co. (a)	0.14	09/25/14	1,250,000	1,249,582
Coca-Cola Co. (a)	0.11	10/06/14	2,000,000	1,999,407
Conocophillips Qatar Funding Ltd. (a)	0.07	07/02/14	4,000,000	3,999,992
Conocophillips Qatar Funding Ltd. (a)	0.10	07/07/14	4,000,000	3,999,933
Conocophillips Qatar Funding Ltd. (a)	0.11	08/05/14	1,100,000	1,099,882
Conocophillips Qatar Funding Ltd. (a)	0.10	08/28/14	1,200,000	1,199,807
eBay Inc. (a)	0.10	08/12/14	5,000,000	4,999,417
eBay Inc. (a)	0.09	08/19/14	3,000,000	2,999,633
General Electric Capital Corp.	0.08	08/06/14	2,500,000	2,499,800
General Electric Capital Corp.	0.11	09/04/14	5,000,000	4,999,007
Google Inc. (a)	0.10	08/07/14	3,000,000	2,999,692
Google Inc. (a)	0.10	10/22/14	3,000,000	2,999,058
Honeywell International (a)	0.10	09/09/14	5,000,000	4,999,028
Honeywell International (a)	0.12	10/21/14	4,000,000	3,998,507
International Business Machines Corp. (a)	0.09	07/28/14	4,000,000	3,999,730
International Business Machines Corp. (a)	0.09	08/01/14	1,000,000	999,923
International Business Machines Corp. (a)	0.10	09/17/14	4,200,000	4,199,090
International Business Machines Corp. (a)	0.10	09/18/14	700,000	699,846
John Deere Bank SA (a)	0.07	07/10/14	4,000,000	3,999,930
John Deere Bank SA (a)	0.08	07/11/14	2,500,000	2,499,944
John Deere Bank SA (a)	0.09	07/18/14	3,500,000	3,499,851
L’Oreal USA, Inc. (a)	0.07	07/29/14	2,000,000	1,999,891
L’Oreal USA, Inc. (a)	0.07	08/05/14	3,500,000	3,499,762
Nestle Capital Corp. (a)	0.09	07/22/14	3,000,000	2,999,843
Nestle Capital Corp. (a)	0.14	10/02/14	1,000,000	999,638
PACCAR Financial Corp.	0.07	07/01/14	5,000,000	5,000,000
PACCAR Financial Corp.	0.10	08/18/14	3,000,000	2,999,600
PepsiCo, Inc. (a)	0.06	07/08/14	1,000,000	999,988
PepsiCo, Inc. (a)	0.07	07/30/14	3,000,000	2,999,831
Procter & Gamble Co. (a)	0.09	09/03/14	3,000,000	2,999,520
Procter & Gamble Co. (a)	0.09	09/09/14	4,000,000	3,999,300
Total Capital Canada, Ltd. (a)	0.06	07/01/14	2,500,000	2,500,000
Total Capital Canada, Ltd. (a)	0.08	08/14/14	4,000,000	3,999,609
Total Capital Canada, Ltd. (a)	0.09	08/19/14	3,000,000	2,999,633
Toyota Motor Credit Corp.	0.13	07/08/14	3,000,000	2,999,924
Unilever NV	0.09	07/07/14	2,000,000	1,999,970
Unilever NV (a)	0.10	09/08/14	5,000,000	4,999,042
Walt Disney Co. (The) (a)	0.08	07/15/14	5,000,000	4,999,844
Wells Fargo & Co.	0.12	08/01/14	2,250,000	2,249,768
Total Commercial Paper (Cost $156,931,678)				156,931,678

U.S. GOVERNMENT OBLIGATIONS
(16.2% of portfolio)

U.S. Treasury Note	0.63	07/15/14	3,000,000	3,000,659
U.S. Treasury Note	0.13	07/31/14	6,000,000	6,000,294
U.S. Treasury Note	4.25	08/15/14	4,000,000	4,020,659

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	21

PORTFOLIO OF INVESTMENTS: Daily Income Fund (continued)

June 30, 2014 (Unaudited)

	Interest Rate/Yield		Maturity Date	Face Amount	Value

(U.S. Government Obligations continued)

U.S. Treasury Note	0.50%		08/15/14	$3,000,000	$3,001,538
U.S. Treasury Note	0.25		09/30/14	4,000,000	4,001,935
U.S. Treasury Note	0.50		10/15/14	3,000,000	3,003,901
U.S. Treasury Note	0.25		10/31/14	5,000,000	5,003,382
U.S. Treasury Note	4.25		11/15/14	6,000,000	6,093,559
Total U.S. Government Obligations (Cost $34,125,927)					34,125,927

MONEY MARKET ACCOUNT				Shares
(9.1% of portfolio)

State Street Institutional Liquid Reserves Fund (Premier Class)	0.06	(b)		19,143,581	19,143,581
Total Money Market Account (Cost $19,143,581)					19,143,581
TOTAL INVESTMENTS IN SECURITIES (Cost $210,201,186)—100%					$210,201,186

(a)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid under criteria established by the Fund’s Board of Directors. The total of such securities at period-end amounts to $131,183,909 and represents 62.4% of total investments.
(b)	7-day yield at June 30, 2014.

22	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-term Government Securities Fund

June 30, 2014 (Unaudited)

CORPORATE BONDS	Interest Rate		Maturity Date	Face Amount	Value

(16.9% of portfolio)

Ally Bank	0.95%		09/25/15	$250,000	$250,771
Altitude Investments 17 LLC	2.68		11/08/25	963,290	960,841
American Express Centurion Bank	1.40		10/06/14	250,000	250,695
Bank of China NY	0.95		12/31/14	250,000	250,556
Bank of India NY	0.60		12/31/14	250,000	250,122
Barclays Bank Delaware	0.00	(c)	05/27/15	175,000	170,083
Ethiopian Leasing (2012) LLC	2.68		07/30/25	191,195	192,466
Goldman Sachs Bank USA	1.50		11/24/14	250,000	251,017
Lulwa Ltd.	1.83		03/26/25	905,914	874,213
Mexican Aircraft Finance IV	2.54		07/13/25	473,097	473,025
Micron Semiconductor Asia PTE LTD	1.26		01/15/19	1,840,000	1,839,579
Petroleos Mexicanos	2.00		12/20/22	850,000	845,337
Safina LTD	2.00		12/30/23	1,685,020	1,661,090
SallieMae Bank	1.00		07/25/14	250,000	250,082
Sandalwood 2013 LLC	2.82		02/12/26	635,781	642,606
Sayarra LTD	2.77		10/29/21	35,692	36,806
State Bank of India NY	0.60		12/23/14	250,000	250,124
SunTrust Bank	0.73	(a)	08/29/14	250,000	246,232
Tagua Leasing LLC	1.90		07/12/24	867,946	848,862
Tagua Leasing LLC	1.73		09/18/24	867,594	838,133
Union 11 Leasing LLC	2.41		01/23/24	833,350	837,797
Union 16 Leasing LLC	1.86		01/22/25	905,337	878,692
VRG Linhas Aéreas SA	0.85		09/27/14	126,095	126,255
VRG Linhas Aéreas SA	0.62		02/14/16	875,000	874,909
Wells Fargo Bank	0.73	(a)	04/29/16	100,000	99,500
Total Corporate Bonds (Cost $14,327,547)					14,199,793

MORTGAGE BACKED SECURITIES
(3.6% of portfolio)

FDIC Structured Sale Guaranteed Notes 2010-S3 (b)	2.74		12/03/20	400,500	409,533
GNMA #2602	6.00		06/20/28	31,820	35,865
GNMA #8004	1.63	(a)	07/20/22	16,438	17,037
GNMA #8006	1.63	(a)	07/20/22	16,143	16,525
GNMA #8038	1.63	(a)	08/20/22	9,787	10,020
GNMA #8040	2.00	(a)	08/20/22	24,496	25,657
GNMA #8054	1.63	(a)	10/20/22	6,296	6,314
GNMA #8076	1.63	(a)	11/20/22	9,525	9,747
GNMA #8102	4.00	(a)	02/20/16	742	772
GNMA #8103	4.00	(a)	02/20/16	3,952	4,102
GNMA #8157	1.63	(a)	03/20/23	15,521	15,878
GNMA #8191	1.63	(a)	05/20/23	29,724	30,804
GNMA #8215	2.00	(a)	04/20/17	1,275	1,320
GNMA #8259	1.63	(a)	08/20/23	8,367	8,582
GNMA #8297	4.00	(a)	12/20/17	5,100	5,346
GNMA #8332	3.50	(a)	03/20/18	2,864	3,004
GNMA #8344	3.50	(a)	04/20/18	9,238	9,684
GNMA #8384	1.63	(a)	03/20/24	4,542	4,655
GNMA #8393	4.00	(a)	08/20/18	4,214	4,409
GNMA #8400	2.00	(a)	08/20/18	6,059	6,318
GNMA #8405	4.00	(a)	09/20/18	5,457	5,713
GNMA #8423	1.63	(a)	05/20/24	5,495	5,700
GNMA #8429	4.00	(a)	11/20/18	6,597	6,933
GNMA #8459	1.63	(a)	07/20/24	8,502	8,734
GNMA #8499	3.00	(a)	05/20/19	5,473	5,491
GNMA #8518	1.63	(a)	10/20/24	8,277	8,582
GNMA #8532	2.50	(a)	10/20/24	11,330	11,954
GNMA #8591	1.63	(a)	02/20/25	22,744	23,713
GNMA #8638	1.63	(a)	06/20/25	10,587	10,974

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	23

PORTFOLIO OF INVESTMENTS: Short-term Government Securities Fund (continued)

June 30, 2014 (Unaudited)

	Interest Rate		Maturity Date	Face Amount	Value

(Mortgage Backed Securities continued)

GNMA #8648	1.63	%(a)	07/20/25	$18,384	$18,441
GNMA #8663	2.00	(a)	07/20/25	13,298	13,833
GNMA #8680	3.50	(a)	08/20/20	8,197	8,610
GNMA #8687	2.50	(a)	08/20/25	3,522	3,616
GNMA #8702	3.00	(a)	10/20/20	4,405	4,588
GNMA #8747	1.63	(a)	11/20/25	8,201	8,437
GNMA #8807	1.63	(a)	07/20/21	9,225	9,560
GNMA #8836	1.63	(a)	09/20/21	9,296	9,634
GNMA #8847	1.63	(a)	04/20/26	11,211	11,549
GNMA #8869	1.63	(a)	11/20/21	28,630	29,263
GNMA #8873	2.50	(a)	11/20/21	14,355	14,768
GNMA #8877	1.63	(a)	05/20/26	2,570	2,648
GNMA #8883	1.63	(a)	12/20/21	9,999	10,217
GNMA #8915	1.63	(a)	02/20/22	9,699	9,905
GNMA #8934	1.63	(a)	03/20/22	17,493	17,866
GNMA #8978	1.63	(a)	05/20/22	42,055	43,034
GNMA #80053	1.63	(a)	03/20/27	2,341	2,409
GNMA #80058	1.63	(a)	04/20/27	2,230	2,315
GNMA #80185	1.63	(a)	04/20/28	21,411	22,111
GNMA #80264	1.63	(a)	03/20/29	19,198	19,952
GNMA #80283	1.63	(a)	05/20/29	14,842	15,345
GNMA #80300	1.63	(a)	07/20/29	13,724	14,193
GNMA #80309	1.63	(a)	08/20/29	6,359	6,576
GNMA #80363	1.63	(a)	01/20/30	46,015	47,497
GNMA #80426	1.63	(a)	07/20/30	1,927	2,003
GNMA #80452	1.63	(a)	09/20/30	14,297	14,858
GNMA #80475	1.63	(a)	12/20/30	16,329	16,380
GNMA #80577	1.63	(a)	02/20/32	2,933	3,033
GNMA #80684	1.63	(a)	04/20/33	9,857	10,267
GNMA #81129	2.13	(a)	10/20/34	208,520	209,427
GNMA #583189	4.50		02/20/17	16,763	17,737
GNMA #607494	5.00		04/15/19	14,066	14,996
GNMA #616274	5.00		02/15/19	12,946	13,788
GNMA 2001-53	5.50		10/20/31	5,689	5,804
GNMA 2001-53	0.50	(a)	10/20/31	1,049	1,050
GNMA 2002-15	5.50		11/20/31	10,365	10,557
GNMA 2002-20	4.50		03/20/32	15,838	17,195
GNMA 2003-11	4.00		10/17/29	23,734	25,200
GNMA 2003-12	4.50		02/20/32	6,308	6,467
GNMA 2003-26	0.60	(a)	04/16/33	6,886	6,928
GNMA 2003-97	4.50		03/20/33	25,065	26,437
GNMA 2004-17	4.50		12/20/33	63,052	67,702
GNMA 2004-102	5.50		04/20/34	47,426	51,690
GNMA 2010-113	2.50		02/16/40	395,133	401,905
GNMA 2013-131	0.50	(a)	09/16/43	441,764	441,189
GNMA #MA0668	2.00		12/20/27	226,088	225,961
NCUA Guaranteed Notes 2010-C1	1.60		10/29/20	421,308	423,747
Total Mortgage Backed Securities (Cost $3,003,784)					3,074,054

ASSET BACKED SECURITIES
(0.4% of portfolio)

Small Business Administration 98-20D	6.15		04/01/18	8,197	8,622
Small Business Administration 98-20E	6.30		05/01/18	9,233	9,788
Small Business Administration 98-20H	6.15		08/01/18	4,238	4,462
Small Business Administration 99-20D	6.15		04/01/19	13,387	14,293
Small Business Administration 04-20B	4.72		02/01/24	41,966	44,898
Small Business Administration 04-20C	4.34		03/01/24	64,573	68,036
Small Business Administration 05-10E	4.54		09/01/15	6,503	6,604

24	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-term Government Securities Fund (continued)

June 30, 2014 (Unaudited)

	Interest Rate/Yield		Maturity Date	Face Amount	Value

(Assets Backed Securities continued)

Small Business Administration Pool # 100075	3.50%		05/25/19	$18,440	$18,848
Small Business Administration Pool # 502261	1.38	(a)	10/25/17	7,634	7,626
Small Business Administration Pool # 502684	1.25	(a)	07/25/19	2,093	2,119
Small Business Administration Pool # 503278	0.88	(a)	02/25/21	18,082	18,131
Small Business Administration Pool # 503463	1.13	(a)	09/25/21	4,022	4,015
Small Business Administration Pool # 504305	0.88	(a)	10/25/23	4,221	4,201
Small Business Investment Companies 02-20K	5.08		11/01/22	15,226	16,418
Small Business Investment Companies 05-10B	4.94		09/10/15	55,671	57,617
Small Business Investment Companies 05-P10A	4.64		02/10/15	16,795	17,115
Small Business Investment Companies 07-10A	5.38		03/10/17	14,248	15,290
Total Asset Backed Securities (Cost $297,918)					318,083

MUNICIPAL BONDS
(5.0% of portfolio)

Carmel, Indiana Redevelopment District	7.80		01/15/29	500,000	569,385
Cook County, Illinois Community Consolidated School District	0.00	(c)	12/01/15	1,050,000	1,044,540
DuPage & Cook County Illinois Community School District	5.25		01/01/26	110,000	118,199
Hamilton Township, New Jersey Board of Education	5.53		08/15/24	700,000	703,969
Illinois Housing Development Authority, Illinois	4.13		10/20/16	500,000	519,375
Jefferson County Colorado	0.00	(c)	03/01/16	200,000	198,842
Rio Rancho, New Mexico New Event Center	5.00		06/01/20	1,000,000	1,038,790
Total Municipal Bonds (Cost $4,210,531)					4,193,100

U. S. GOVERNMENT AND AGENCY OBLIGATIONS
(65.4% of portfolio)

Government Trust Certificate (Israel Trust)	0.00	(c)	04/01/15	2,750,000	2,728,740
National Archives Facility Trust	8.50		09/01/19	31,125	36,916
Overseas Private Investment Corp.	3.46	(d)	07/12/14	1,000,000	1,154,560
Overseas Private Investment Corp.	1.84	(d)	07/12/14	1,500,000	1,609,928
Overseas Private Investment Corp.	0.61	(e)	12/22/15	1,500,000	1,515,428
Overseas Private Investment Corp.	3.50	(e)	05/02/16	1,000,000	1,184,325
Overseas Private Investment Corp.	3.56	(d)	04/23/17	3,000,000	3,667,052
Overseas Private Investment Corp.	1.50	(e)	11/17/17	1,000,000	1,043,323
Overseas Private Investment Corp.	1.32	(d)	02/19/18	3,050,000	3,051,894
Overseas Private Investment Corp.	1.55	(e)	03/15/18	3,600,000	3,785,101
Overseas Private Investment Corp.	0.68	(e)	04/30/18	2,000,000	2,026,520
Overseas Private Investment Corp.	1.84	(e)	06/10/18	1,000,000	1,084,122
Overseas Private Investment Corp.	5.66	(e)	06/10/18	900,000	1,320,313
Overseas Private Investment Corp.	1.14	(e)	06/10/18	4,000,000	4,116,956
Overseas Private Investment Corp.	0.78	(e)	07/07/19	1,000,000	1,016,378
Overseas Private Investment Corp.	2.53	(e)	07/07/19	1,000,000	1,126,870
Overseas Private Investment Corp.	0.83	(e)	11/08/19	2,000,000	1,989,454
Overseas Private Investment Corp.	1.34	(e)	11/20/19	2,000,000	2,077,086
Overseas Private Investment Corp.	1.50	(e)	11/15/20	1,000,000	979,130
Overseas Private Investment Corp.	3.37		05/15/21	811,340	856,624
Overseas Private Investment Corp.	2.07		05/15/21	849,400	847,652
Overseas Private Investment Corp.	2.51		05/15/25	2,300,000	2,295,036
Philippine Power Trust I (b)	5.40		09/26/18	267,857	287,136
Private Export Funding Corp.	2.53		07/15/16	500,000	514,738
The Financing Corp.	0.00	(c)	10/06/17	500,000	479,733
The Financing Corp.	0.00	(c)	02/08/18	500,000	474,999
U.S. Department of Housing and Urban Development	7.91		08/01/17	37,000	37,188
U.S. Department of Housing and Urban Development	5.77		08/01/17	800,000	800,822
U.S. Department of Housing and Urban Development	2.91		08/01/17	1,000,000	1,056,553
U.S. Department of Housing and Urban Development	7.93		08/01/18	80,000	80,082

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	25

PORTFOLIO OF INVESTMENTS: Short-term Government Securities Fund (continued)

June 30, 2014 (Unaudited)

	Interest Rate/Yield		Maturity Date	Face Amount	Value

(U. S. Government And Agency Obligations continued)

U.S. Department of Housing and Urban Development	5.45%		08/01/19	$800,000	$873,883
U.S. Department of Housing and Urban Development	6.07		08/01/21	445,000	445,981
U.S. Department of Housing and Urban Development	6.12		08/01/22	884,000	886,232
U.S. Department of Housing and Urban Development	5.77		08/01/26	500,000	539,356
United States Treasury Note	2.38		02/28/15	1,500,000	1,522,734
United States Treasury Note	1.50		06/30/16	1,000,000	1,020,547
United States Treasury Note	1.00		08/31/16	1,000,000	1,010,234
United States Treasury Note	0.75		01/15/17	500,000	500,781
United States Treasury Note	0.75		03/15/17	1,000,000	999,844
United States Treasury Note	0.88		06/15/17	1,000,000	1,000,234
United States Treasury Note	1.88		08/31/17	1,500,000	1,542,304
United States Treasury Note	1.38		09/30/18	1,000,000	998,594
United States Treasury Note	1.63		04/30/19	500,000	500,821
Total U.S. Government and Agency Obligations (Cost $54,687,700)					55,086,204

COMMERCIAL PAPER
(8.6% of portfolio)

Ameren Illionois Co.	0.21		07/01/14	4,215,000	4,215,000
Commonwealth Edison Co. (b)	0.28		07/11/14	1,000,000	999,922
Emprire District Electric Co. (b)	0.31		07/22/14	2,000,000	1,999,638
Total Commercial Paper (Cost $7,214,560)					7,214,560

MONEY MARKET ACCOUNT
(0.1% of portfolio)

State Street Institutional Liquid Reserves Fund (Premier Class)	0.06	(f)		114,594	114,594
Total Money Market Account (Cost $114,594)					114,594
TOTAL INVESTMENTS IN SECURITIES (Cost $83,856,634)—100%					$84,200,388

(a)	Variable coupon rate as of June 30, 2014.

(b)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. The security has been determined to be liquid under criteria established by the Fund’s Board of Directors. The total of such securities at period-end amounts to $3,696,229 and represents 4.4% of total investments.
(c)	Zero coupon rate.

(d)	Interest is paid at maturity.

(e)	Interest is paid at put date.

(f)	7-day yield at June 30, 2014.

26	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund

June 30, 2014 (Unaudited)

CORPORATE BONDS	Interest Rate		Maturity Date	Face Amount	Value

(20.8% of portfolio)

CONSUMER STAPLES—0.7%
Beverages
Pepsico Inc.	0.70%		02/26/16	$525,000	$526,220
Pepsico Inc.	0.44	(a)	02/26/16	525,000	525,537
Food and Staples Retailing
Wal-Mart Stores Inc.	1.95		12/15/18	1,175,000	1,187,141
Personal Products
Colgate-Palmolive Co.	0.90		05/01/18	550,000	535,489
Colgate-Palmolive Co.	1.75		03/15/19	1,025,000	1,022,093
Total Consumer Staples					3,796,480

ENERGY—0.8%
Oil, Gas, & Consumable Fuels
Chevron Corp.	0.89		06/24/16	2,075,000	2,088,066
Chevron Corp.	1.10		12/05/17	475,000	472,731
Chevron Corp.	1.72		06/24/18	975,000	982,537
Exxon Mobil Corp.	1.82		03/15/19	1,050,000	1,056,534
Total Energy					4,599,868

FINANCIALS—6.3%
Banks
Bank of America NA	0.51	(a)	06/15/16	2,025,000	2,014,476
Bank of America NA	0.53	(a)	06/15/17	1,550,000	1,532,101
Credit Suisse New York	1.23	(a)	09/13/16	1,980,000	1,984,346
JP Morgan Chase Bank NA	0.56	(a)	06/13/16	12,625,000	12,579,866
Key Bank NA	7.41		10/15/27	1,050,000	1,109,436
Landesbank Baden-Wuerttemberg NY	5.05		12/30/15	7,650,000	8,053,690
Union Bank NA	5.95		05/11/16	525,000	573,454
WestLB AG, NY	4.80		07/15/15	275,000	286,816
Capital Markets
Morgan Stanley	4.10		01/26/15	700,000	714,448
Vesey Street Investment Trust I	4.40		09/01/16	2,275,000	2,426,950
Consumer Finance
General Electric Capital Corp.	0.38	(a)	09/15/14	2,350,000	2,351,227
General Electric Capital Corp.	1.04	(a)	12/20/17	1,100,000	1,108,041
Real Estate Management & Development
Fishers Lane LLC (b)	2.03		04/05/17	750,000	749,902
Total Financials					35,484,753

HEALTH CARE —1.0%
Health Care Equipment & Supplies
Baxter International Inc.	0.40	(a)	12/11/14	825,000	825,490
Baxter International Inc.	0.95		06/01/16	825,000	828,468
Baxter International Inc.	1.85		01/15/17	2,250,000	2,295,054
Health Care Providers & Services
UnitedHealth Group Inc.	0.85		10/15/15	550,000	552,243
Pharmaceuticals
Eli Lilly and Co.	6.57		01/01/16	1,025,000	1,114,485
Total Health Care					5,615,740

INDUSTRIALS—2.3%
Aerospace & Defense
General Dynamics Corp.	1.38		01/15/15	775,000	779,635
Rockwell Collins Inc.	0.58	(a)	12/15/16	1,175,000	1,177,874
Industrial Conglomerates
General Electric Co.	0.85		10/09/15	550,000	552,700
General Electric Co.	5.25		12/06/17	3,900,000	4,399,407

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	27

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)

June 30, 2014 (Unaudited)

	Interest Rate		Maturity Date	Face Amount	Value

(Corporate Bonds continued)
Machinery
Caterpillar Inc.	1.50%		06/26/17	$500,000	$505,599
Road & Rail
Burlington Northern & Santa Fe Railway Co.	4.58		01/15/21	651,306	705,039
Burlington Northern & Santa Fe Railway Co.	4.83		01/15/23	107,010	117,915
Consolidated Rail Corp.	6.76		05/25/15	11,896	12,196
CSX Transportation Inc.	8.38		10/15/14	187,496	191,670
CSX Transportation Inc.	9.00		05/15/15	575,000	611,904
Skyway Concession Co. LLC (b)	0.51	(a)	06/30/17	3,825,000	3,614,625
Union Pacific Railroad Co.	6.85		01/02/19	34,645	38,762
Total Industrials					12,707,326

INFORMATION TECHNOLOGY —4.6%
Communications Equipment
Cisco Systems Inc.	0.51	(a)	03/03/17	1,650,000	1,656,554
Cisco Systems Inc.	1.10		03/03/17	600,000	601,937
Technology Hardware, Storage & Peripherals
Intel Corp.	1.35		12/15/17	950,000	950,096
Apple Inc.	1.00		05/03/18	8,150,000	7,969,363
Apple Inc.	1.05		05/05/17	1,650,000	1,651,980
Apple Inc.	2.10		05/06/19	2,100,000	2,109,788
IT Services
Dun & Bradstreet Corp.	2.88		11/15/15	990,000	1,016,981
Hewlett Packard Co.	1.78	(a)	09/19/14	3,700,000	3,711,307
Software
Microsoft Corp.	0.88		11/15/17	250,000	248,089
Microsoft Corp.	1.00		05/01/18	900,000	888,012
Microsoft Corp.	1.63		12/06/18	675,000	676,639
Oracle Corp.	0.43	(a)	07/07/17	4,600,000	4,600,000
Total Information Technology					26,080,746

UTILITIES—3.2%
Electric Utilities
Ameren Illinois Co.	6.20		06/15/16	5,000,000	5,478,160
Connecticut Light & Power Co.	5.75		09/01/17	325,000	365,579
Duke Energy Indiana Inc.	0.58	(a)	07/11/16	1,450,000	1,455,265
Entergy Louisiana LLC	1.88		12/15/14	1,800,000	1,813,149
Georgia Power Co.	0.55	(a)	03/15/16	850,000	849,360
Georgia Power Co.	0.62	(a)	08/15/16	4,100,000	4,101,078
Idaho Power Corp.	6.03		07/15/18	925,000	1,051,606
Southern California Edison Co.	1.13		05/01/17	325,000	325,433
Gas Utillities
Questar Corp.	2.75		02/01/16	2,825,000	2,903,295
Total Utilities					18,342,925

TELECOMMUNICATION SERVICES—1.9%
Diversified Telecommunication Services
AT&T Inc.	0.88		02/13/15	1,350,000	1,354,223
AT&T Inc.	0.80		12/01/15	675,000	676,723
AT&T Inc.	0.90		02/12/16	6,425,000	6,442,354
Southwestern Bell Telephone Co.	7.00		07/01/15	525,000	557,871
Wireless Telecommunication Services
Ameritech Capital Funding Corp.	6.45		01/15/18	1,200,000	1,363,245
Total Telecommunication Services					10,394,416
Total Corporate Bonds (Cost $115,724,264)					117,022,254

28	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)

June 30, 2014 (Unaudited)

YANKEE BONDS	Interest Rate		Maturity Date	Face Amount	Value

(8.5% of portfolio)

African Development Bank	6.88%		10/15/15	$4,825,000	$5,149,428
BAA Funding Ltd. (b)	2.50		06/25/17	275,000	279,480
Canadian National Railway Co.	7.20		01/02/16	1,390,229	1,506,257
CNOOC Finance (2013) Ltd.	1.13		05/09/16	575,000	576,227
CNOOC Nexen Finance (2014) ULC	1.63		04/30/17	650,000	651,572
Commonwealth Bank of Australia (b)	1.48	(a)	03/31/17	800,000	802,149
Compagnie de Financement Foncier	0.18	(a)	03/22/17	2,100,000	2,052,557
Daimler Finance NA LLC (b)	0.83	(a)	01/09/15	400,000	400,889
Daimler Finance NA LLC (b)	1.25		01/11/16	1,175,000	1,185,173
DEPFA ACS Bank (b)	4.88		10/28/15	500,000	524,953
Dexia Municipal Agency	5.25		02/16/17	1,100,000	1,200,056
Diageo Capital plc	0.63		04/29/16	1,375,000	1,373,919
Eni Coordination Center SA	4.80		08/10/15	1,775,000	1,843,258
France Telecom	2.13		09/16/15	825,000	837,651
GlaxoSmithKline Capital Corp.	0.70		03/18/16	925,000	927,227
Hydro-Quebec	6.27		01/03/26	80,000	97,909
Hypothekenbank Frankfurt International SA	0.17	(a)	07/12/16	930,000	884,967
Iberdrola Finance Ireland Ltd. (b)	3.80		09/11/14	775,000	779,689
ING Bank NV (b)	2.00		09/25/15	2,625,000	2,667,108
International Bank for Reconstruction and Development	0.00	(d)	02/15/15	820,000	817,511
Mitsubishi Corp.	2.75		09/16/15	300,000	307,233
Norsk Hydro ASA	9.13		07/15/14	2,125,000	2,131,180
RIO Tinto Finance USA plc	0.78	(a)	06/19/15	1,975,000	1,981,207
Santander US Debt SA Unipersonal (b)	3.72		01/20/15	900,000	913,284
Sinopec Group Overseas Development (2014) Ltd.(b)	1.75		04/10/17	1,075,000	1,075,144
Scottish Power Ltd.	5.38		03/15/15	4,675,000	4,823,852
Statoil ASA	1.95		11/08/18	325,000	327,730
Total Capital	3.00		06/24/15	900,000	923,382
Total Capital Canada Ltd.	0.61	(a)	01/15/16	1,175,000	1,180,420
Total Capital International SA	1.00		08/12/16	2,000,000	2,012,198
TransCanada PipeLines Ltd.	0.88		03/02/15	1,000,000	1,003,564
TransCanada PipeLines Ltd.	0.75		01/15/16	3,575,000	3,583,823
Vodafone Group plc	0.61	(a)	02/19/16	850,000	852,202
Volkswagen Group of America Finance LLC (b)	1.25		05/23/17	1,650,000	1,650,912
Volkswagen International Finance NV (b)	1.15		11/20/15	650,000	653,498
Total Yankee Bonds (Cost $47,549,229)					47,977,609

ASSET BACKED SECURITIES
(20.5% of portfolio)

Access Group Inc. 01	0.59	(a)	05/25/29	1,398,016	1,328,811
Access Group Inc. 04-A	0.49	(a)	04/25/29	793,454	786,532
Access Group Inc. 05-B	0.46	(a)	07/25/22	392,929	390,255
Ally Master Owner Trust 12-1	0.95	(a)	02/15/17	2,175,000	2,183,119
Ally Master Owner Trust 13-1	0.60	(a)	02/15/18	925,000	926,524
Ally Master Owner Trust 13-1	1.00		02/15/18	925,000	927,797
Ally Master Owner Trust 14-1	0.62	(a)	01/15/19	1,450,000	1,451,862
Ally Master Owner Trust 14-1	1.29		01/15/19	1,725,000	1,727,841
Ally Master Owner Trust 14-2	0.52	(a)	01/16/18	2,325,000	2,325,000
Ally Master Owner Trust 14-3	1.33		03/15/19	1,500,000	1,500,296
American Credit Acceptance Receivable 13-1 (b)	1.45		04/16/18	490,272	492,169
Axis Equipment Finance Receivables LLC 13-1 (b)	1.75		03/20/17	1,058,993	1,059,278
Bush Truck Leasing LLC II-A (b)	5.00		09/25/18	96,315	95,895
Capital Auto Receivables Asset Trust 14-2	0.91		04/20/17	7,600,000	7,616,781
CCR Inc. MT-100 Payment Rights Master Trust 12-C (b)	4.75		07/10/22	1,750,000	1,729,140
CIT Marine Trust 99-A	6.25		11/15/19	42,213	42,610
Community Reinvestment Revenue Notes 19 (b)	4.68		08/01/35	202,445	199,789
College Loan Corp Trust 07-2	0.48	(a)	01/25/24	10,870,000	10,597,206
CPS Auto Trust 11-A (b)	2.82		04/16/18	231,865	234,223
CPS Auto Trust 11-B (b)	3.68		09/17/18	146,449	149,725

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	29

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)

June 30, 2014 (Unaudited)

	Interest Rate		Maturity Date	Face Amount	Value

(Asset Backed Securities continued)

CPS Auto Trust 11-C (b)	4.21%		03/15/19	$254,228	$261,393
CPS Auto Trust 12-A (b)	2.78		06/17/19	219,373	223,045
CPS Auto Trust 13-A (b)	1.31		06/15/20	884,206	885,161
CPS Auto Trust 13-B (b)	1.82		09/15/20	1,436,340	1,442,318
CPS Auto Trust 13-C (b)	1.64		04/16/18	2,516,420	2,529,470
CPS Auto Trust 13-D (b)	1.54		07/16/18	529,409	532,036
Credit Acceptance Auto Loan Trust 12-2 (b)	2.21		09/15/20	550,000	557,238
Edlinc Student Loan Funding Trust 12-A (b)	3.20	(a)	10/01/25	5,046,900	5,025,198
Education Loan Asset Backed Trust 13-1 (b)	1.15	(a)	11/25/33	6,962,130	6,475,721
Element Rail Leasing I LLC 14-1 (b)	2.30		04/19/44	3,681,970	3,678,950
First Financial Credit Card Master Note Trust II 10-D (b)	3.72		06/17/19	840,515	841,739
First Investors Auto Owner Trust 12-1A (b)	1.96		11/15/17	47,586	47,673
Flagship Credit Auto Trust 13-2 (b)	1.94		01/15/19	1,483,785	1,488,946
Ford Credit Floorplan Master Owner Trust 13-5	1.50		09/15/18	3,325,000	3,360,345
Ford Credit Floorplan Master Owner Trust 13-5	0.62	(a)	09/15/18	3,325,000	3,332,967
Ford Credit Floorplan Master Owner Trust 14-1	1.20		02/15/19	1,750,000	1,748,941
Ford Credit Floorplan Master Owner Trust 14-1	0.55	(a)	02/15/19	1,750,000	1,750,705
FRS I LLC 13-1 (b)	1.80		04/15/43	303,258	302,061
HLSS Servicer Advance Receivable 13-T5 (b)	1.98		08/15/46	1,375,000	1,382,150
HLSS Servicer Advance Receivable 13-T7 (b)	1.98		11/15/46	1,300,000	1,302,470
KeyCorp Student Loan Trust 00-A	0.55	(a)	05/25/29	1,171,290	1,134,124
KeyCorp Student Loan Trust 00-B	0.54	(a)	07/25/29	1,183,007	996,901
KeyCorp Student Loan Trust 04-A	0.53	(a)	10/28/41	1,462,406	1,448,407
KeyCorp Student Loan Trust 04-A	0.66	(a)	01/27/43	724,403	633,937
KeyCorp Student Loan Trust 05-A	0.63	(a)	09/27/40	612,091	529,290
KeyCorp Student Loan Trust 06-A	0.42	(a)	06/27/29	2,109,402	2,085,023
Marriott Vacation Club Owners Trust 08-1A (b)	7.20		05/20/30	147,299	155,674
National Collegiate Student Loan Trust 04-1	0.49	(a)	06/25/27	1,907,343	1,888,270
National Collegiate Student Loan Trust 05-3	0.39	(a)	07/25/28	269,878	268,367
National Collegiate Student Loan Trust 06-1	0.34	(a)	05/25/26	311,665	309,328
New Residential Advance Receivables Trust 14-T2 (b)	2.38		03/15/47	1,500,000	1,503,300
Santander Drive Auto Receivables Trust 11-2	2.66		01/15/16	198,964	199,152
SLC Student Loan Trust 06-A	0.53	(a)	07/15/36	3,275,000	3,141,803
SLC Student Loan Trust 06-A	0.68	(a)	07/15/36	6,250,000	5,554,088
SLM Student Loan Trust 03-B	0.63	(a)	03/15/22	5,525,250	5,519,310
SLM Student Loan Trust 04-A	0.43	(a)	03/16/20	503,164	501,211
SLM Student Loan Trust 04-B	0.43	(a)	06/15/21	759,127	752,461
SLM Student Loan Trust 04-B	0.56	(a)	03/15/24	5,275,000	4,935,849
SLM Student Loan Trust 05-A	0.37	(a)	12/15/20	40,971	40,868
SLM Student Loan Trust 05-A	0.43	(a)	06/15/23	3,550,000	3,432,136
SLM Student Loan Trust 06-A	0.37	(a)	06/15/22	339,366	339,024
SLM Student Loan Trust 06-A	0.42	(a)	12/15/23	2,050,000	2,025,462
SLM Student Loan Trust 07-A	0.35	(a)	09/15/25	2,060,004	2,032,417
Small Business Administration 02-20K	5.08		11/01/22	53,292	57,464
Small Business Administration 05-10E	4.54		09/01/15	16,259	16,510
SNAAC Auto Receivables Trust 13-1 (b)	1.14		07/16/18	444,859	445,336
World Financial Network Credit Card Trust 13-B	0.91		03/16/20	2,075,000	2,079,104
Total Asset Backed Securities (Cost $111,686,757)					114,958,196

MORTGAGE BACKED SECURITIES
(4.0% of portfolio)

Accredited Mortgage Loan Trust 03-1	4.33	(a)	06/25/33	147,264	131,533
ACE Securities Corp. 06-ASL1	0.43	(a)	02/25/36	451,480	173,560
ACE Securities Corp. 06-GP1	0.41	(a)	02/25/31	73,796	69,583
ACE Securities Corp. 06-SL1	0.47	(a)	09/25/35	154,393	96,905
Adjustable Rate Mortgage Trust 05-10	2.70	(a)	01/25/36	100,168	86,009
American Business Financial Services 02-1	7.01		12/15/32	76,511	69,311
American Home Mortgage Investment Trust 05-01	2.32	(a)	06/25/45	192,174	191,583
American Home Mortgage Investment Trust 05-03	4.97		09/25/35	27,552	27,974

30	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)

June 30, 2014 (Unaudited)

	Interest Rate		Maturity Date	Face Amount	Value

(Mortgage Backed Securities continued)

Amresco Residential Securities 98-1	7.57%		10/25/27	$63,110	$64,826
Banc of America Alternative Loan Trust Inc. 07-2	5.75		06/25/37	166,545	130,864
Banc of America Funding Corp. 04-A	5.14	(a)	09/20/34	16,134	16,151
Banc of America Funding Corp. 05-G	4.86	(a)	10/20/35	399,646	388,351
Banc of America Funding Corp. 07-5	6.50		07/25/37	55,302	57,351
Banc of America Mortgage Securities Inc. 02-J	3.57	(a)	09/25/32	3,013	2,960
Banc of America Mortgage Securities Inc. 05-1	5.00		02/25/20	18,213	18,781
Banc of America Mortgage Securities Inc. 05-C	2.68	(a)	04/25/35	47,296	44,010
Bayview Financial Acquisition Trust 06-D	5.93		12/28/36	4,450,000	4,343,774
Bayview Financial Asset Trust 07-SR1A (b)	0.60	(a)	03/25/37	227,074	196,159
Bear Stearns Adjustable Rate Mortgage Trust 04-10	2.72	(a)	01/25/35	324,948	325,815
Bear Stearns Adjustable Rate Mortgage Trust 05-12	5.39	(a)	02/25/36	54,320	51,372
Bear Stearns ALT-A Trust 04-11	2.74	(a)	11/25/34	20,686	18,093
Bear Stearns ALT-A Trust 05-4	2.58	(a)	05/25/35	125,651	122,683
Bear Stearns ALT-A Trust 05-9	4.83	(a)	11/25/35	64,619	50,826
Bear Stearns ALT-A Trust 06-6	2.69	(a)	11/25/36	202,147	150,616
Bear Stearns Asset Backed Securities Trust 03-3	0.74	(a)	06/25/43	64,327	63,403
Bear Stearns Asset Backed Securities Trust 04-HE5	2.03	(a)	07/25/34	242,622	224,048
Bear Stearns Structured Products Inc., 00-1 (b)	7.84	(a)	08/28/33	3,998	3,581
CDC Mortgage Capital Trust 02-HE1	0.77	(a)	01/25/33	379,932	367,154
Chase Mortgage Finance Corp. 05-A1	4.89	(a)	12/25/35	20,901	20,545
Chaseflex Trust 05-2	6.00		06/25/35	125,566	114,149
CITICORP Mortgage Securities, Inc. 07-1	5.50		01/25/22	20,042	20,172
CITICORP Mortgage Securities, Inc. 07-1	5.89	(c)	03/25/37	275,451	271,210
Citigroup Mortgage Loan Trust, Inc. 05-7	2.30	(a)	09/25/35	306,697	236,932
Cityscape Home Equity Loan Trust 96-2	8.10		08/25/26	76,450	76,238
CMO Trust 17	7.25		04/20/18	133	137
Conseco Finance Securitizations Corp. 01-2	6.60		02/01/33	166,960	173,234
Contimortgage Home Equity Loan Trust 95-2	8.10		08/15/25	29,351	28,770
Countrywide Alternative Loan Trust 04-24CB	6.00		11/25/34	65,213	67,216
Countrywide Alternative Loan Trust 05-11CB	5.50		06/25/35	154,812	149,280
Countrywide Alternative Loan Trust 05-43	5.27	(a)	10/25/35	45,883	38,371
Countrywide Asset Backed Certificate 02-S2	5.98		01/25/17	136,741	138,515
Countrywide Asset Backed Certificate 02-S4	5.37	(a)	10/25/17	198,389	198,333
Countrywide Asset Backed Certificate 04-S1	5.12		02/25/35	54,891	56,026
Countrywide Asset Backed Certificate 06-S7	5.71	(a)	11/25/35	139,046	133,150
Countrywide Asset Backed Certificate 07-S1	5.69		11/25/36	118,782	114,147
Countrywide Home Loans 03-49	2.59	(a)	12/19/33	36,962	37,924
Countrywide Home Loans 03-J13	5.25		01/25/24	86,213	84,398
Countrywide Home Loans 05-HYB8	4.36	(a)	12/20/35	140,289	123,164
Countrywide Home Loans 06-HYB5	2.51	(a)	09/20/36	72,532	53,438
Credit Suisse First Boston Mortgage 03-21	4.75		08/25/18	32,786	33,270
Credit Suisse First Boston Mortgage 03-AR24	2.57	(a)	10/25/33	242,847	237,604
Credit Suisse First Boston Mortgage 03-FFA	5.94	(a)	02/25/33	118,489	117,262
Credit Suisse First Boston Mortgage 04-AR3	2.51	(a)	04/25/34	74,291	76,369
Credit Suisse First Boston Mortgage 05-10	5.25		11/25/20	85,585	86,341
Credit Suisse First Boston Mortgage 06-2	5.91	(a)	07/25/36	1,120,000	124,555
DLJ Mortgage Acceptance Corp. 91-3	1.93	(a)	01/25/21	12,685	12,891
Encore Credit Receivables Trust 05-3	0.64	(a)	10/25/35	675,000	642,501
FHLMC 2419	5.50		03/15/17	2,623	2,760
FHLMC 2649	4.50		07/15/18	129,821	136,561
FHLMC 780754	2.38	(a)	08/01/33	5,101	5,421
First Alliance Mortgage Loan Trust 94-1	5.85		04/25/25	17,423	17,479
First Alliance Mortgage Loan Trust 94-2	7.63		07/25/25	7,569	7,728
First Horizon Mortgage Alternative Mortgage Securities 04-AA3	2.20	(a)	09/25/34	33,752	33,227
First Horizon Mortgage Pass-Through Trust 05-AR2	2.74	(a)	05/25/35	146,689	135,816
FNMA 03-38	5.00		03/25/23	18,905	19,696
FNMA 03-86	4.50		09/25/18	101,235	104,684
FNMA 813842	1.84	(a)	01/01/35	24,613	25,932
GMAC Mortgage Corp. Loan Trust 06-HE3	5.75		10/25/36	52,330	49,772
GMAC Mortgage Corp. Loan Trust 07-HE1	5.95		08/25/37	1,100,000	968,745

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	31

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)

June 30, 2014 (Unaudited)

	Interest Rate		Maturity Date	Face Amount	Value

(Mortgage Backed Securities continued)

GNMA 02-15	5.50%		11/20/31	$7,670	$7,813
GNMA 03-11	4.00		10/17/29	123,236	130,848
GNMA 03-12	4.50		02/20/32	12,616	12,933
GNMA 03-26	0.60	(a)	04/16/33	15,495	15,588
GNMA 04-17	4.50		12/20/33	26,416	28,364
GNMA 583189	4.50		02/20/17	10,058	10,642
Green Tree Financial Corp. 98-5	6.22		03/01/30	123,273	130,945
GS Mortgage Loan Trust 03-10	2.36	(a)	10/25/33	123,456	123,899
GS Mortgage Loan Trust 05-8F	5.50		10/25/20	39,913	40,950
GS Mortgage Loan Trust 05-AR3	2.61	(a)	05/25/35	87,247	81,066
GS Mortgage Loan Trust 05-AR6	2.63	(a)	09/25/35	61,661	62,270
Home Equity Mortgage Trust 06-1	5.80	(a)	05/25/36	1,138,357	961,465
Home Savings of America 9	3.64	(a)	11/25/17	62,387	63,498
Home Savings of America 11	4.82	(a)	01/25/18	65,614	66,685
Household Home Equity Loan Trust 06-2	0.30	(a)	03/20/36	715,881	709,515
IMPAC Secured Assets Corp. 03-3	4.76	(a)	08/25/33	160,896	166,646
Indymac Indx Mortgage Loan Trust 04-AR6	2.56	(a)	10/25/34	11,431	11,163
Indymac Indx Mortgage Loan Trust 05-AR15	4.57	(a)	09/25/35	42,498	37,769
Indymac Residential Mortgage-Backed Trust 05-L1 (g)	0.55	(a)	07/25/13	207,911	71,875
JP Morgan Mortgage Trust 05-A2	5.02	(a)	04/25/35	256,939	255,941
Lehman ABS Manufactured Housing Contract 01-B	4.35		04/15/40	73,134	74,913
Long Beach Mortgage Loan Trust 05-3	0.43	(a)	08/25/45	6,114	6,107
Master Adjustable Rate Mortgages Trust 04-13	2.64	(a)	04/21/34	28,165	28,499
Master Adjustable Rate Mortgages Trust 05-1	5.24	(a)	01/25/35	34,205	34,399
Master Alternative Loans Trust 03-5	6.00		08/25/33	57,479	61,287
Master Asset Backed Securities Trust 07-NCW (b)	0.45	(a)	05/25/37	535,777	472,045
Master Asset Securitization Trust 03-6	5.00		07/25/18	8,762	8,983
Master Asset Securitization Trust 07-1	6.00		10/25/22	35,967	35,414
Merrill Lynch Mortgage Investors Trust 03-A2	1.82	(a)	02/25/33	43,411	42,111
Merrill Lynch Mortgage Investors Trust 06-SL1	0.51	(a)	09/25/36	258,929	242,711
Morgan Stanley Capital Inc. 04-1	5.00		11/25/18	55,208	55,793
Morgan Stanley Mortgage Loan Trust 05-5AR	7.41	(a)	09/25/35	44,287	34,888
Morgan Stanley Mortgage Loan Trust 06-1AR	2.84	(a)	02/25/36	130,342	101,732
Morgan Stanley Mortgage Loan Trust 07-10XS	6.00		07/25/47	611,578	212,837
New Century Home Equity Loan Trust 97-NC5	7.20	(a)	10/25/28	25	25
Nomura Asset Acceptance Corporation 06-AF2	0.25	(a)	08/25/36	186,971	87,592
Nomura Asset Acceptance Corporation 07-1	5.96		03/25/47	220,571	224,119
Oakwood Mortgage Investors, Inc. 99-D	7.84		11/15/29	288,179	281,496
Oakwood Mortgage Investors, Inc. 02-A	0.40	(a)	09/15/14	146,556	125,596
Option One Mortgage Loan Trust 07-FXD2	5.90		03/25/37	16,618	15,925
Ownit Mortgage Loan Asset Backed Certificate 05-5	0.44	(a)	10/25/36	270,303	259,926
Prime Mortgage Trust 05-2	5.00		07/25/20	33,138	33,454
Residential Accredit Loans, Inc. 02-QS9	0.75	(a)	07/25/32	4,392	4,109
Residential Accredit Loans, Inc. 05-QS5	5.70		04/25/35	40,126	37,890
Residential Accredit Loans, Inc. 06-QS4	6.00		04/25/36	343,578	283,275
Residential Asset Mortgage Products Inc. 02-RS5	4.75		09/25/32	149,601	150,489
Residential Asset Mortgage Products Inc. 03-RZ3	4.62		06/25/33	99,130	95,048
Residential Asset Securitization Trust 04-A3	5.25		06/25/34	47,717	49,655
Residential Asset Securitization Trust 05-A14	5.50		12/25/35	163,306	135,686
Residential Funding Mortgage Securities 00-HI5	7.98		12/25/25	243,263	242,050
Residential Funding Mortgage Securities I 03-S15	4.50		08/25/18	24,529	25,034
Residential Funding Mortgage Securities I 05-SA2	2.67	(a)	06/25/35	39,270	32,177
Residential Funding Mortgage Securities I 06-SA1	3.80	(a)	02/25/36	40,350	35,556
Ryland Acceptance Corp. 64 E	3.50	(a)	04/01/18	20,857	20,971
SACO I Trust 05-6	0.73	(a)	09/25/35	198,822	196,338
Salomon Brothers Mortgage Securities 97-LB6	6.82		12/25/27	10	10
Structured Adjustable Rate Mortgage Loan Trust 04-3AC	2.38	(a)	03/25/34	21,748	21,754
Structured Adjustable Rate Mortgage Loan Trust 04-4	2.38	(a)	04/25/34	601,222	587,679
Structured Adjustable Rate Mortgage Loan Trust 04-11	2.56	(a)	08/25/34	40,561	40,649
Structured Adjustable Rate Mortgage Loan Trust 04-18	2.45	(a)	12/25/34	88,264	64,033
Structured Adjustable Rate Mortgage Loan Trust 05-11	2.45	(a)	05/25/35	365,514	346,037
Structured Adjustable Rate Mortgage Loan Trust 06-1	2.47	(a)	02/25/36	32,018	28,521

32	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)

June 30, 2014 (Unaudited)

	Interest Rate		Maturity Date	Face Amount	Value

(Mortgage Backed Securities continued)

Structured Adjustable Rate Mortgage Loan Trust 06-4	4.75	%(a)	05/25/36	$92,280	$70,387
Structured Adjustable Rate Mortgage Loan Trust 06-4	4.95	(a)	05/25/36	90,791	76,274
Structured Asset Mortgage Investments 04-AR5	2.17	(a)	10/19/34	29,486	29,295
Structured Asset Securities Corp. 98-RF1 (b)	7.00	(a)	04/15/27	31,257	31,611
Structured Asset Securities Corp. 03-37A	2.49	(a)	12/25/33	198,553	197,182
Structured Asset Securities Corp. 04-3	5.27	(a)	03/25/24	142,602	149,180
Terwin Mortgage Trust 04-5HE	1.04	(a)	06/25/35	471,910	444,556
Vanderbilt Mortgage & Finance 03-A	0.80	(a)	05/07/26	125,536	122,220
Wachovia Mortgage Loan Trust 06-A	2.66	(a)	05/20/36	141,451	136,977
Washington Mutual Mortgage Securities Corp. 04-AR3	2.38	(a)	06/25/34	56,468	57,532
Washington Mutual Mortgage Securities Corp. 04-AR14	2.40	(a)	01/25/35	98,116	98,553
Washington Mutual MSC Mortgage Pass-Through
Certificates 03-MS2	5.00		03/25/18	23,750	24,162
Wells Fargo Mortgage Backed Securities Trust 04-B	2.49	(a)	02/25/34	16,095	16,297
Wells Fargo Mortgage Backed Securities Trust 04-E	2.63	(a)	05/25/34	23,321	23,499
Wells Fargo Mortgage Backed Securities Trust 04-EE	2.56	(a)	12/25/34	19,582	19,900
Wells Fargo Mortgage Backed Securities Trust 04-F	2.18	(a)	06/25/34	67,385	68,773
Wells Fargo Mortgage Backed Securities Trust 04-I	2.63	(a)	07/25/34	4,421	4,476
Wells Fargo Mortgage Backed Securities Trust 04-K	2.62	(a)	07/25/34	91,495	92,727
Wells Fargo Mortgage Backed Securities Trust 04-K	2.79	(a)	07/25/34	39,170	39,577
Wells Fargo Mortgage Backed Securities Trust 04-K	2.79	(a)	07/25/34	43,576	43,986
Wells Fargo Mortgage Backed Securities Trust 04-R	2.62	(a)	09/25/34	52,234	53,722
Wells Fargo Mortgage Backed Securities Trust 05-AR14	5.36	(a)	08/25/35	25,580	26,349
Wells Fargo Mortgage Backed Securities Trust 05-AR15	2.62	(a)	09/25/35	216,241	216,719
Wells Fargo Mortgage Backed Securities Trust 05-AR16	5.19	(a)	10/25/35	47,842	47,948
Wells Fargo Mortgage Backed Securities Trust 06-AR4	5.59	(a)	04/25/36	38,964	38,654
Wells Fargo Mortgage Backed Securities Trust 06-AR19	5.45	(a)	12/25/36	24,712	24,875
Total Mortgage Backed Securities (Cost $23,575,090)					22,443,358

MUNICIPAL BONDS
(24.6% of portfolio)

Alaska Housing Finance Corp.	2.80		12/01/26	430,000	433,345
Alaska Housing Finance Corp.	0.95	(a)	06/01/43	5,150,000	5,150,824
Alaska Student Loan Corp.	0.65	(a)	08/25/31	1,275,538	1,270,321
Art Institute of Chicago	1.34		03/01/15	125,000	125,144
Atlantic City NJ	4.00		11/01/16	400,000	426,012
Austin TX	1.58		09/01/17	3,250,000	3,284,353
California, State of	1.05		02/01/16	925,000	931,669
Camden County NJ Improvement Authority	0.80		07/16/14	1,750,000	1,749,965
Casino Reinvestment Development Authority NJ	5.14		06/01/15	300,000	302,754
Colorado State Department of Corrections	2.26		09/01/17	3,375,000	3,470,040
Cuyahoga County Ohio Economic Development	3.22		12/01/14	1,725,000	1,744,596
Desert Sands California Unified School District	2.28		06/01/19	375,000	372,694
Downtown Smyrna Development Authority GA	3.21		02/01/15	100,000	101,544
Energy Northwest, WA	1.06		07/01/15	350,000	352,433
Energy Northwest, WA	2.15		07/01/18	850,000	869,516
Florida Hurricane Catastrophe Fund Finance Corp.	1.30		07/01/16	1,750,000	1,765,330
Illinois Housing Development Authority	1.14		01/01/16	305,000	304,610
Illinois, State of	4.51		03/01/15	1,645,000	1,688,593
Illinois, State of Sales Tax Revenue	1.36		06/15/16	2,200,000	2,222,726
Illinois, State of Sales Tax Revenue	2.23		06/15/19	3,625,000	3,650,230
Indiana Bond Bank	1.48		01/15/17	1,285,000	1,293,211
Indiana Bond Bank	2.08		01/15/19	300,000	300,105
Indianapolis, Indiana Local Public Improvement Bond Bank	1.19		06/01/15	325,000	325,478
Indianapolis, Indiana Local Public Improvement Bond Bank	1.58		06/01/16	600,000	598,860
Jackson Tennessee Energy Authority	1.15		04/01/16	400,000	403,212
Jersey City, NJ	1.51		09/01/16	950,000	946,865
Jobsohio Beverage System, OH	1.57		01/01/17	925,000	935,786
Lehigh County Authority PA	3.44		12/01/18	3,825,000	3,956,198

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	33

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)

June 30, 2014 (Unaudited)

	Interest Rate		Maturity Date	Face Amount	Value

(Municipal Bonds continued)

Massachusetts Housing Finance Agency	1.17%		12/01/15	$335,000	$336,390
Massachusetts Housing Finance Agency	1.31		06/01/16	215,000	215,611
Massachusetts Municipal Wholesale Electric Company	0.16	(a)	07/01/14	75,000	74,996
Miami Dade County Florida Educational Facilities Authority	1.29		04/01/15	325,000	325,007
Monroe County, NY Industrial Development Corp.	2.60		01/15/16	265,000	265,315
New Jersey Economic Development Authority	3.61		09/01/14	650,000	653,367
New Jersey Economic Development Authority	0.00	(d)	02/15/16	6,675,000	6,518,805
New Jersey Economic Development Authority	1.06		03/01/16	1,400,000	1,407,840
New Jersey Economic Development Authority	0.00	(d)	02/15/17	950,000	903,668
New Jersey Economic Development Authority	0.00	(d)	02/15/18	1,000,000	917,660
New Jersey Economic Development Authority	0.00	(d)	02/15/20	10,450,000	8,771,625
New Orleans Louisiana	2.12		09/01/17	825,000	831,748
New Orleans Louisiana	2.80		09/01/19	1,725,000	1,738,972
New York City, NY Transitional Finance Authority	1.80		08/01/18	1,475,000	1,493,895
New York City, NY Transitional Finance Authority	1.85		05/01/19	2,025,000	2,029,961
New York City, NY Transitional Finance Authority	2.75		11/01/20	2,695,000	2,765,690
New York City, NY Transitional Finance Authority	2.85		02/01/21	2,775,000	2,817,263
North Carolina Housing Finance Agency	4.00		01/01/30	1,800,000	1,834,254
North Carolina State Education Assistance Authority	0.85	(a)	07/25/39	1,074,960	1,077,669
Oakland California Redevelopment Agency	7.25		09/01/15	400,000	423,252
Oklahoma Student Loan Authority	0.69	(a)	02/25/32	1,129,067	1,123,964
Oregon School Boards Association	0.00	(d)	06/30/15	4,050,000	4,015,696
Pasadena California Pension Obligation	1.76	(a)	05/15/41	800,000	803,656
Pennsylvania Higher Education Assistance Agency (b)	0.70	(a)	05/25/27	453,919	454,880
Philadelphia Pennsylvania Authority for Industrial Development	0.00	(d)	04/15/15	4,075,000	4,029,441
Philadelphia Pennsylvania Authority for Industrial Development	0.00	(d)	04/15/20	5,285,000	4,290,680
Puerto Rico, Commonwealth of	5.00		07/01/14	1,275,000	1,275,000
Puerto Rico, Commonwealth of	5.00		07/01/15	1,325,000	1,357,198
Puerto Rico, Commonwealth of	5.50		07/01/16	1,250,000	1,311,050
Puerto Rico, Commonwealth of	5.25		07/01/18	390,000	414,937
Puerto Rico Electric Power Authority	5.00		07/01/15	375,000	383,666
Puerto Rico Highway & Transportation Authority	5.50		07/01/16	875,000	927,867
Puerto Rico Highway & Transportation Authority	6.25		07/01/21	2,400,000	2,698,608
Puerto Rico Municipal Finance Agency	5.00		08/01/14	1,095,000	1,097,376
Puerto Rico Sales Tax Financing Corp.	5.25		08/01/19	3,175,000	3,166,459
Puerto Rico Sales Tax Financing Corp.	4.38		08/01/20	905,000	839,252
Puerto Rico Sales Tax Financing Corp.	3.38		08/01/16	575,000	562,068
San Antonio Texas Airport System	3.20		07/01/14	550,000	550,000
South Carolina Student Loan Corp.	0.35	(a)	12/01/20	770,416	755,763
Stockton California Pension Obligation	5.14		09/01/17	1,420,000	1,437,651
Utah Infrastructure Agency	3.20		10/15/16	510,000	522,546
University of California	2.85		05/15/20	540,000	555,120
Utility Debt Securitization Authority, NY	2.04		06/15/21	250,000	255,205
Vermont Student Assistance Corp.	0.86	(a)	07/28/34	1,474,060	1,475,740
Village of Rosemont Illinois	1.25		12/01/14	2,200,000	2,205,764
Village of Rosemont Illinois	2.14		12/01/16	1,375,000	1,398,843
Village of Rosemont Illinois	2.77		12/01/18	1,375,000	1,394,264
Virginia Housing Development Authority	1.11		10/01/16	550,000	546,414
Washington Economic Development Finance Authority	2.90		10/01/14	1,850,000	1,855,846
Washington Economic Development Finance Authority	3.20		10/01/15	2,350,000	2,391,430
Wayne County Michigan	2.25		12/01/14	1,200,000	1,201,227
Wayne County Michigan	3.50		06/01/15	4,600,000	4,604,094
Wayne County Michigan	2.75		06/01/15	1,725,000	1,728,869
Wayne County Michigan	3.75		12/01/15	2,000,000	1,996,140
Wayne County Michigan	2.50		12/01/15	900,000	898,623
Wayne County Michigan	3.25		12/01/15	5,075,000	5,080,481
Wayne County Michigan	4.25		12/01/16	1,625,000	1,629,712
Wayne County Michigan Building Authority	6.22		12/01/14	665,000	674,756
Wayne County Michigan Building Authority	6.82		12/01/15	730,000	754,280
Wayne County Michigan Building Authority	7.33		12/01/16	740,000	784,548
Total Municipal Bonds (Cost $135,698,487)					137,828,516

34	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)

June 30, 2014 (Unaudited)

U.S. GOVERNMENT AND AGENCY OBLIGATIONS	Interest Rate/Yield		Maturity Date	Face Amount	Value

(6.4% of portfolio)

Overseas Private Investment Corp.	3.50	%(f)	05/02/16	$1,000,000	$1,172,971
Overseas Private Investment Corp.	3.56	(e)	04/23/17	1,000,000	1,222,351
Overseas Private Investment Corp.	1.50	(f)	11/17/17	1,100,000	1,147,655
Overseas Private Investment Corp.	1.55	(f)	03/15/18	1,120,000	1,177,587
Overseas Private Investment Corp.	0.83	(f)	11/08/19	1,375,000	1,367,750
Overseas Private Investment Corp.	1.34	(f)	11/20/19	1,000,000	1,038,543
Overseas Private Investment Corp.	1.50	(f)	11/15/20	1,075,000	1,052,565
Tennessee Valley Authority	0.00	(d)	06/15/21	595,000	494,478
U.S. Department of Housing & Urban Development	6.07		08/01/21	103,000	103,227
U.S. Department of Housing & Urban Development	6.12		08/01/22	597,000	598,507
U.S. Treasury Notes	0.75		01/15/17	6,400,000	6,409,997
U.S. Treasury Notes	0.75		03/15/17	2,950,000	2,949,540
U.S. Treasury Notes	1.00		03/31/17	10,000,000	10,057,810
U.S. Treasury Notes	0.88		06/15/17	2,900,000	2,900,678
U.S. Treasury Notes	1.88		08/31/17	1,925,000	1,979,291
U.S. Treasury Notes	1.63		04/30/19	1,975,000	1,978,241
Total U.S. Government and Agency Obligations (Cost $35,558,457)					35,651,191

COMMERCIAL PAPER
(15.2% of portfolio)

American Water Capital Corp. (b)	0.27		07/02/14	11,218,000	11,217,916
Bunge Asset Funding Corp. (b)	0.28		07/01/14	27,876,000	27,876,000
FMC Corp. (b)	0.27		07/14/14	10,999,000	10,997,928
Institutional Secured Funding LLC (b)	0.30		08/01/14	15,291,000	15,287,050
Rockwell Collins Inc. (b)	0.23		07/07/14	8,019,000	8,018,692
Sinopec Century Bright Capital Investment Ltd. (b)	0.30		07/09/14	6,446,000	6,445,570
Sinopec Century Bright Capital Investment Ltd. (b)	0.30		07/17/14	5,499,000	5,498,267
Total Commercial Paper (Cost $85,341,423)					85,341,423

MONEY MARKET ACCOUNT				Shares
(Less than 0.1% of portfolio)

State Street Institutional Liquid Reserves Fund (Premier Class)	0.06	(h)		1,050	1,050
Total Money Market Account (Cost $1,050)					1,050
TOTAL INVESTMENTS IN SECURITIES (Cost $555,134,757)—100%					$561,223,597

(a)	Variable coupon rate as of June 30, 2014.

(b)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. The securities have been determined to be liquid under criteria established by the Fund’s Board of Directors. The total of such securities at period-end amounts to $134,836,603 and represents 24.0% of total investments.

(c)	Step coupon security, the current rate may be adjusted upwards before maturity date.

(d)	Zero coupon security, purchased at a discount.
(e)	Interest is paid at maturity.

(f)	Interest is paid at put date.

(g)	Security did not mature on maturity date. While additional principal and interest have been received past the maturity date, the amount and timing of future payments is uncertain.

(h)	7-day yield at June 30, 2014.

plc—Public Limited Company

SA—Sociedad Anónima or Société Anonyme

NV—Naamloze Vennottschap

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	35

PORTFOLIO OF INVESTMENTS: Stock Index Fund

June 30, 2014 (Unaudited)

	Cost	Value
Investment in S&P 500 Stock Master Portfolio	$50,757,828	$110,741,286

Substantially all the assets of the Stock Index Fund are invested in the S&P 500 Stock Master Portfolio managed by BlackRock Fund Advisors. As of June 30, 2014, the Stock Index Fund’s ownership interest in the S&P 500 Stock Master Portfolio was 1.97%. See the Appendix for the S&P 500 Stock Master Portfolio’s holdings information.

36	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Value Fund

June 30, 2014 (Unaudited)

COMMON STOCKS	Shares	Value

(94.9% of portfolio)

CONSUMER DISCRETIONARY—6.9%
Auto Components
Cooper Tire & Rubber Co.	440,000	$13,200,000
Distributors
Genuine Parts Co.	315,400	27,692,120
Multiline Retail
Dillard’s, Inc. (Class A)	182,700	21,304,647
Total Consumer Discretionary		62,196,767

CONSUMER STAPLES—3.9%
Food Products
Dean Foods Co.	349,449	6,146,808
J.M. Smucker Co. (The)	148,853	15,863,264
WhiteWave Foods Co. (The) (Class A) (a)	400,927	12,978,007
Total Consumer Staples		34,988,079

ENERGY—15.0%
Energy Equipment & Services
Baker Hughes Inc.	187,000	13,922,150
Oil, Gas, & Consumable Fuels
Chevron Corp.	220,000	28,721,000
ConocoPhillips	317,000	27,176,410
Marathon Oil Corp.	461,000	18,403,120
Marathon Petroleum Corp.	189,000	14,755,230
Phillips 66	159,500	12,828,585
QEP Resources, Inc.	552,400	19,057,800
Total Energy		134,864,295

FINANCIALS—9.5%
Banks
Bank of America Corp.	475,200	7,303,824
Commerce Bancshares, Inc.	33,046	1,536,639
JPMorgan Chase & Co.	517,600	29,824,112
Wells Fargo & Co.	221,000	11,615,760
Insurance
Allstate Corp. (The)	369,000	21,667,680
Chubb Corp. (The)	142,000	13,088,140
Total Financials		85,036,155

HEALTH CARE—20.1%
Health Care Equipment & Supplies
Abbott Laboratories	399,000	16,319,100
Covidien plc	207,600	18,721,368
Pharmaceuticals
AbbVie Inc.	399,000	22,519,560
Bristol-Myers Squibb Co.	794,700	38,550,897
GlaxoSmithKline plc ADR	354,000	18,931,920
Hospira, Inc. (a)	379,400	19,489,778
Mallinckrodt plc (a)	25,950	2,076,519
Merck & Co., Inc.	193,194	11,176,273
Pfizer Inc.	1,107,000	32,855,760
Total Health Care		180,641,175

	Shares	Value

INDUSTRIALS—16.1%
Aerospace & Defense
Honeywell International Inc.	281,100	$26,128,245
Airlines
Southwest Airlines Co.	844,100	22,672,526
Commercial Services & Supplies
Tyco International Ltd.	164,850	7,517,160
Industrial Conglomerates
General Electric Co.	1,119,000	29,407,320
Machinery
Flowserve Corp.	285,900	21,256,665
Parker-Hannifin Corp.	246,400	30,979,872
Trading Companies & Distributors
Applied Industrial Technologies, Inc.	130,500	6,620,265
Total Industrials		144,582,053

INFORMATION TECHNOLOGY—13.9%
Communications Equipment
Cisco Systems, Inc.	1,343,500	33,385,975
Electronic Equipment, Instruments & Components
TE Connectivity Ltd.	262,850	16,254,644
IT Services
Leidos Holdings Inc.	150,750	5,779,755
Science Appliations International Corp.	86,142	3,804,031
Semiconductors & Semiconductor Equipment
Intel Corp.	1,185,000	36,616,500
Technology Hardware, Storage & Peripherals
Hewlett-Packard Co.	876,900	29,533,992
Total Information Technology		125,374,897

MATERIALS—9.0%
Chemicals
Dow Chemical Co. (The)	711,900	36,634,374
Containers & Packaging
Avery Dennison Corp.	520,000	26,650,000
Bemis Co., Inc.	433,600	17,630,176
Total Materials		80,914,550

UTILITIES—0.5%
Gas Utilities
Questar Corp.	169,814	4,211,387
Total Utilities		4,211,387
Total Common Stocks (Cost $418,637,466)		852,809,358

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	37

PORTFOLIO OF INVESTMENTS: Value Fund (continued)

June 30, 2014 (Unaudited)

MONEY MARKET ACCOUNT	Shares	Value
(5.1% of portfolio)

State Street Institutional Liquid Reserves Fund (Premier Class), 0.06% (b)	45,900,362	$45,900,362
Total Money Market Account (Cost $45,900,362)		45,900,362
TOTAL INVESTMENTS IN SECURITIES (Cost $464,537,828)—100%		$898,709,720

(a)	Non-income producing.

(b)	7-day yield at June 30, 2014.

plc—Public Limited Company

ADR—American Depositary Receipt

38	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Growth Fund

June 30, 2014 (Unaudited)

COMMON STOCKS	Shares	Value
(98.6% of portfolio)

CONSUMER DISCRETIONARY—25.9%
Auto Components
Delphi Automotive plc	10,300	$708,022
Automobiles
Tesla Motors, Inc. (a)	1,700	408,102
Hotels, Restaurants & Leisure
Chipotle Mexican Grill Inc. (a)	1,400	829,514
Hilton Worldwide Holdings Inc. (a)	27,413	638,723
Las Vegas Sands Corp.	15,800	1,204,276
MGM Resorts International (a)	30,500	805,200
Starbucks Corp.	18,700	1,447,006
Wynn Resorts, Ltd.	7,700	1,598,212
Household Durables
D.R. Horton, Inc.	42,400	1,042,192
Internet & Catalog Retail
Amazon.com, Inc. (a)	11,600	3,767,448
Ctrip.com International Ltd. (a)	12,300	787,692
Netflix, Inc. (a)	1,300	572,780
priceline.com Inc. (a)	2,330	2,802,990
Media
Twenty-First Century Fox, Inc.	38,700	1,360,305
Multiline Retail
Dollar Tree, Inc. (a)	12,600	686,196
Specialty Retail
CarMax, Inc. (a)	9,600	499,296
Lowe’s Cos., Inc.	26,700	1,281,333
Tractor Supply Co.	11,900	718,760
Textiles, Apparel & Luxury Goods
Michael Kors Holdings Ltd. (a)	7,100	629,415
Total Consumer Discretionary		21,787,462

CONSUMER STAPLES—2.7%
Beverages
PepsiCo, Inc.	13,900	1,241,826
Food & Staples Retailing
Walgreen Co.	5,500	407,715
Personal Products
Estee Lauder Cos., Inc. (The) (Class A)	8,800	653,488
Total Consumer Staples		2,303,029

ENERGY—5.0%
Oil, Gas,& Consumable Fuels
EQT Corp.	3,800	406,220
Pioneer Natural Resources Co.	9,700	2,229,157
Range Resources Corp.	18,002	1,565,274
Total Energy		4,200,651

FINANCIALS—6.3%
Capital Markets
Morgan Stanley	43,000	1,390,190
State Street Corp.	13,400	901,284
TD Ameritrade Holding Corp.	41,000	1,285,350
Real Estate Investment Trust
Crown Castle International Corp.	23,100	1,715,406
Total Financials		5,292,230

	Shares	Value

HEALTH CARE—19.6%
Biotechnology
Alexion Pharmaceuticals Inc. (a)	8,600	$1,343,750
Biogen Idec Inc. (a)	6,190	1,951,769
Celgene Corp. (a)	16,300	1,399,844
Gilead Sciences, Inc. (a)	32,400	2,686,284
Regeneron Pharmaceuticals, Inc. (a)	900	254,223
Vertex Pharmaceuticals, Inc. (a)	5,300	501,804
Health Care Equipment & Supplies
Intuitive Surgical, Inc. (a)	2,500	1,029,500
Health Care Providers & Services
Cardinal Health, Inc.	9,800	671,888
Humana Inc.	5,800	740,776
McKesson Corp.	12,400	2,309,004
Unitedhealth Group Inc.	11,100	907,425
Health Care Technology
athenahealth, Inc. (a)	1,900	237,747
Pharmaceuticals
Allergan, Inc.	6,400	1,083,008
Valeant Pharmaceuticals International, Inc. (a)	11,200	1,412,544
Total Health Care		16,529,566

INDUSTRIALS—14.4%
Aerospace & Defense
Boeing Co. (The)	18,400	2,341,032
Precision Castparts Corp.	8,800	2,221,120
United Technologies Corp.	10,900	1,258,405
Airlines
American Airlines Group Inc. (a)	33,700	1,447,752
United Continental Holdings Inc. (a)	13,100	538,017
Air Freight & Logistics
FedEx Corp.	4,100	620,658
Machinery
Colfax Corp. (a)	2,500	186,350
Wabtec Corp.	9,700	801,123
Industrial Conglomerates
Danaher Corp.	28,600	2,251,678
Road & Rail
Kansas City Southern	4,200	451,542
Total Industrials		12,117,677

INFORMATION TECHNOLOGY—21.0%
Communications Equipment
Juniper Networks, Inc. (a)	24,000	588,960
Internet Software & Services
Akamai Technologies, Inc. (a)	9,900	604,494
Baidu, Inc. ADR (a)	5,600	1,046,136
Facebook, Inc. (a)	18,600	1,251,594
Google Inc. (Class A) (a)	4,300	2,514,081
Google Inc. (Class C) (a)	4,200	2,416,176
LinkedIn Corp. (a)	2,800	480,116
IT Services
Cognizant Technology Solutions Corp., (Class A) (a)	9,100	445,081
Vantiv, Inc. (Class A) (a)	16,200	544,644
Visa Inc. (Class A)	11,800	2,486,378

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	39

PORTFOLIO OF INVESTMENTS: Growth Fund (continued)

June 30, 2014 (Unaudited)

	Shares	Value
(Common Stocks continued)
Semiconductors & Semiconductor Equipment
ASML Holding NV	11,200	$1,044,624
Software
NetSuite Inc. (a)	6,500	564,720
Red Hat, Inc. (a)	16,000	884,320
salesforce.com, Inc. (a)	20,900	1,213,872
ServiceNow, Inc. (a)	11,400	706,344
VMware, Inc. (a)	4,600	445,326
Workday, Inc. (a)	5,000	449,300
Total Information Technology		17,686,166

MATERIALS—3.7%
Chemicals
Ecolab Inc.	10,600	1,180,204
Sherwin-Williams Co.	7,350	1,520,788
Construction Materials
Vulcan Materials Co.	7,100	452,625
Total Materials		3,153,617
Total Common Stocks (Cost $62,973,212)		83,070,398

MONEY MARKET ACCOUNT	Shares	Value
(1.4% of portfolio)
State Street Institutional Liquid Reserves Fund (Premier Class), 0.06% (b)	1,173,433	$1,173,433
Total Money Market Account (Cost $1,173,433)		1,173,433
TOTAL INVESTMENTS IN SECURITIES (Cost $64,146,645)—100%		$84,243,831

(a)	Non-income producing.

(b)	7-day yield at June 30, 2014.

ADR—American Depositary Receipt

40	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Small-Company Stock Fund

June 30, 2014 (Unaudited)

COMMON STOCKS	Shares	Value

(85.2% of portfolio)

CONSUMER DISCRETIONARY— 19.3%
Auto Components
Cooper Tire & Rubber Co.	985,350	$29,560,500
Distributors
Core-Mark Holding Company, Inc.	250,794	11,443,730
Diversified Consumer Services
Matthews International Corp. (Class A)	428,631	17,818,191
Hotels, Restaurants, & Leisure
BJ’s Restuarants, Inc. (a)	657,427	22,950,777
Brinker International, Inc.	200,000	9,730,000
Cracker Barrel Old Country Store, Inc.	210,209	20,930,510
Wendy’s Co. (The)	2,040,260	17,403,418
Multiline Retail
Fred’s, Inc. (Class A)	1,665,683	25,468,293
Nordstrom, Inc.	90,000	6,113,700
Specialty Retail
Francesca’s Holdings Corp. (a)	1,834,406	27,039,144
Sally Beauty Holdings, Inc. (a)	114,000	2,859,120
Total Consumer Discretionary		191,317,383

CONSUMER STAPLES—3.0%
Food & Staples Retailing
United Natural Foods, Inc. (a)	159,600	10,389,960
Food Products
Dean Foods Co.	237,500	4,177,625
J.M. Smucker Co. (The)	40,868	4,355,303
WhiteWave Foods Co. (The) (Class A) (a)	347,509	11,248,866
Total Consumer Staples		30,171,754

ENERGY—1.8%
Energy Equipment & Services
Helmerich & Payne, Inc.	35,000	4,063,850
Oil, Gas, & Consumable Fuels
Cimarex Energy Co.	59,400	8,521,524
QEP Resources, Inc.	26,600	917,700
SM Energy Co.	49,000	4,120,900
Total Energy		17,623,974

FINANCIALS—14.4%
Banks
Cardinal Financial Corp.	1,048,441	19,354,221
Middleburg Financial Corp.	97,700	1,954,000
National Bankshares, Inc. (Virginia)	409,602	12,652,606
National Penn Bancshares, Inc.	1,580,890	16,725,816
Southcoast Financial Corp. (a)	74,730	543,287
Texas Capital Bancshares, Inc. (a)	483,917	26,107,322
UMB Financial Corp.	343,244	21,758,237
Valley National Bancorp	1,225,799	12,147,668
Consumer Finance
Encore Capital Group, Inc. (a)	696,542	31,636,938
Total Financials		142,880,095

	Shares	Value

HEALTH CARE—1.9%
Health Care Equipment & Supplies
STERIS Corp.	342,112	$18,296,150
Total Health Care		18,296,150

INDUSTRIALS—24.7%
Aerospace & Defense
Huntington Ingalls Industries, Inc.	157,208	14,870,305
Triumph Group, Inc.	136,800	9,551,376
Construction & Engineering
Dycom Industries, Inc. (a)	959,693	30,047,988
Orion Marine Group, Inc. (a)	1,142,343	12,371,575
Electrical Equipment
Polypore International, Inc. (a)	247,826	11,828,735
Regal Beloit Corp.	58,500	4,595,760
Industrial Conglomerates
Carlisle Companies Inc.	125,600	10,879,472
Machinery
CLARCOR Inc.	87,100	5,387,135
Flowserve Corp.	43,500	3,234,225
Gorman-Rupp Co. (The)	547,360	19,360,123
Manitowoc Co., Inc. (The)	759,400	24,953,884
Standex International Corp.	19,500	1,452,360
Road & Rail
Knight Transportation, Inc.	1,282,082	30,475,089
Werner Enterprises, Inc.	1,222,306	32,403,332
Trading Companies & Distributors
Applied Industrial Technologies, Inc.	657,818	33,371,107
Total Industrials		244,782,466

INFORMATION TECHNOLOGY—10.7%
Electronic Equipment, Instruments, & Components
Belden Inc.	292,585	22,868,444
Rofin-Sinar Technologies Inc. (a)	1,099,248	26,425,922
IT Services
Cass Information Systems, Inc.	102,321	5,062,843
Computer Services, Inc.	474,346	16,198,916
ManTech International Corp.	984,370	29,058,602
Technology Hardware, Storage, & Peripherals
Western Digital Corp.	70,000	6,461,000
Total Information Technology		106,075,727

MATERIALS—9.3%
Chemicals
American Vanguard Corp.	905,665	11,972,891
Olin Corp.	1,054,965	28,399,658
PolyOne Corp.	514,106	21,664,427
Westlake Chemical Corp.	231,400	19,382,064
Containers & Packaging
Myers Industries, Inc.	505,295	10,151,376
Total Materials		91,570,416

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	41

PORTFOLIO OF INVESTMENTS: Small-Company Stock Fund (continued)

June 30, 2014 (Unaudited)

	Shares	Value

(Common Stocks continued)

UTILITIES—0.1%
Gas Utilities
Questar Corp.	26,600	$659,680
Total Utilities		659,680
Total Common Stocks (Cost $583,671,660)		843,377,645

EXCHANGE TRADED FUNDS
(9.8% of portfolio)

iShares Russell 2000 Value	472,037	48,742,541
iShares Core S&P Small-Cap	436,000	48,871,240
Total Exchange Traded Funds (Cost $74,359,102)		97,613,781

MONEY MARKET ACCOUNT	Shares	Value

(5.0% of portfolio)

State Street Institutional Liquid Reserves Fund (Premier Class), 0.06% (b)	49,268,951		$49,268,951
Total Money Market Account (Cost $49,268,951)			49,268,951
TOTAL INVESTMENTS IN SECURITIES (Cost $707,299,714)—100%		$990,260,377

(a)	Non-income producing.

(b)	7-day yield at June 30, 2014.

42	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: International Value Fund

June 30, 2014 (Unaudited)

COMMON STOCKS	Shares	Value

(98.0% of portfolio)

AUSTRALIA—0.4%
Incitec Pivot Ltd. (a)	366,650	$1,002,403
Total Australia		1,002,403

BRAZIL—0.8%
Petroleo Brasileiro SA—ADR	131,642	1,925,922
Total Brazil		1,925,922

BRITAIN—8.7%
BAE Systems plc	774,264	5,734,764
HSBC Holdings plc—ADR	76,963	3,909,720
Tesco plc	770,800	3,746,230
WPP Group plc	289,565	6,310,164
Total Britain		19,700,878

CHINA—1.0%
Guangzhou Automobile Group Co., Ltd.	2,072,807	2,407,170
Total China		2,407,170

DENMARK—2.0%
Danske Bank Group	159,057	4,496,301
Total Denmark		4,496,301

FRANCE—13.0%
AXA SA	208,121	4,972,702
Cap Gemini SA	60,664	4,329,209
Christian Dior SA	24,617	4,901,210
Compagnie de Saint-Gobain SA	101,491	5,726,344
GDF SUEZ SA	169,156	4,660,511
Total SA	67,999	4,919,704
Total France		29,509,680

GERMANY—6.8%
Daimler AG REG	66,134	6,177,879
Deutsche Böerse AG	58,270	4,517,943
ThyssenKrupp AG (a)	164,876	4,797,322
Total Germany		15,493,144

HONG KONG—3.5%
Hutchison Whampoa Ltd.	376,232	5,140,706
New World Development Co. Ltd.	2,393,913	2,725,221
Total Hong Kong		7,865,927

ISRAEL—0.7%
Israel Chemicals, Ltd.	201,049	1,722,598
Total Israel		1,722,598

ITALY—7.3%
Assicurazioni Generali SpA	196,988	4,314,137
Eni SpA	185,684	5,078,397
Intesa Sanpaolo SpA	2,312,716	7,135,490
Total Italy		16,528,024

COMMON STOCKS	Shares	Value

JAPAN—15.0%
Daiwa Securities Group Inc.	454,063	$3,934,125
LIXIL Group Corp.	134,523	3,640,988
MS & AD Insurance Group Holdings, Inc.	227,227	5,491,813
Nippon Sheet Glass Co. Ltd. (a)	1,841,106	2,602,598
Nippon Yusen Kabushiki Kaisha	1,336,225	3,854,446
Nissan Motor Co., Ltd.	457,601	4,333,231
Sumitomo Corp.	366,427	4,944,254
Sumitomo Mitsui Trust Holdings, Inc.	1,139,034	5,205,948
Total Japan		34,007,403

NETHERLANDS—6.2%
AEGON NV	884,385	7,714,889
ASML Holding NV	6,450	601,536
DSM NV	79,749	5,803,521
Total Netherlands		14,119,946

PORTUGAL—1.4%
Banco Espirito Santo SA (a)	3,823,325	3,135,184
Total Portugal		3,135,184

REPUBLIC OF SOUTH KOREA—4.0%
Hyundai Motor Co.	19,800	4,489,070
KB Financial Group Inc.	16,650	578,619
Posco	13,804	4,124,984
Total Republic of South Korea		9,192,673

SINGAPORE—3.7%
Jardine Matheson Holdings Ltd.	76,350	4,530,999
Keppel Corp. Ltd.	440,293	3,811,384
Total Singapore		8,342,383

SPAIN—4.8%
Banco Popular Espanol SA	230,697	1,541,141
Banco Santander SA	447,217	4,673,085
IBERDROLA SA	610,612	4,670,898
Total Spain		10,885,124

SWEDEN—2.0%
Volvo AB (Class B)	324,225	4,463,482
Total Sweden		4,463,482

SWITZERLAND—11.9%
Adecco SA REG	62,803	5,168,305
Credit Suisse Group AG	158,709	4,513,598
Givaudan SA REG	2,426	4,041,537
Holcim Ltd.	51,482	4,522,044
Novartis AG REG	49,866	4,515,783
Roche Holding AG	14,414	4,294,749
Total Switzerland		27,056,016

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	43

PORTFOLIO OF INVESTMENTS: International Value Fund (continued)

June 30, 2014 (Unaudited)

	Shares	Value

(Common Stocks continued)

THAILAND—4.8%
Bangkok Bank Public Company Ltd.	404,838	$2,407,702
Krung Thai Bank Public Company, Ltd.	7,977,561	5,136,917
PTT Public Company Ltd.	344,117	3,374,143
Total Thailand		10,918,762
Total Common Stocks (Cost $182,907,012)		222,773,020

MONEY MARKET ACCOUNT	Shares	Value

(2.0% of portfolio)

State Street Institutional Liquid Reserves Fund (Premier Class), 0.06% (b)	4,452,338	$4,452,338
Total Money Market Account (Cost $4,452,338)		4,452,338
TOTAL INVESTMENTS IN SECURITIES (Cost $187,359,350)—100%		$227,225,358

(a)	Non-income producing.

(b)	7-day yield at June 30, 2014.

SA—Sociedad Anónima or Société Anonyme

ADR—American Depositary Receipt

plc—Public Limited Company

AG—Aktiengesellschaft

REG—Registered shares

SpA—Società per Azioni

NV—Naamloze Vennottschap

44	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

(This page intentionally left blank)

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2014 (Unaudited)

ASSETS	Daily Income Fund	Short-Term Government Securities Fund	Short-Term Bond Fund

Investments in securities, at value (cost: $210,201,186; $83,856,634 $555,134,757; $50,757,828; $464,537,828; $64,146,645; $707,299,714; $187,359,350)	$210,201,186	$84,200,388	$561,223,597
Cash	—	—	4,966
Foreign currency (cost $39,476)	—	—	—
Receivables
Investment securities sold	—	—	—
Dividends, interest, and tax reclaims	122,626	247,132	1,888,564
Capital shares sold	38,170	2,962	279,805
Due from RE Advisers	644	—	—
Prepaid expenses	30,799	16,678	61,208
Total assets	210,393,425	84,467,160	563,458,140

LIABILITIES

Payables
Investment securities purchased	—	—	4,600,000
Accrued expenses	61,677	31,722	116,184
Due to Board Members	48,788	19,480	90,324
Due to RE Advisers	—	35,054	294,034
Capital shares redeemed	187,473	11,726	269,912
Dividends	20	1,300	11,254
Total liabilities	297,958	99,282	5,381,708
NET ASSETS	$210,095,467	$84,367,878	$558,076,432

NET ASSETS CONSIST OF:

Unrealized appreciation of investments	$—	$343,754	$6,088,840
Undistributed (over distributed) net investment income	(48,788)	(20,913)	(92,367)
Undistributed net realized gain (loss) from investments and futures transactions	—	5,505	(413,055)
Paid-in-capital applicable to outstanding shares of 210,144,215 of Daily Income Fund, 16,205,141 of Short-Term Government Securities Fund, 106,203,735 of Short-Term Bond Fund, 7,537,552 of Stock Index Fund, 18,396,622 of Value Fund, 10,315,000 of Growth Fund, 26,206,647 of Small-Company Stock Fund, and 27,122,503 of International Value Fund	210,144,255	84,039,532	552,493,014
NET ASSETS	$210,095,467	$84,367,878	$558,076,432
NET ASSET VALUE PER SHARE	$1.00	$5.21	$5.25

46	Statements of Assets and Liabilities	The accompanying notes are an integral part of these financial statements.

Stock Index Fund	Value Fund	Growth Fund	Small-Company Stock Fund	International Value Fund

$110,741,286	$898,709,720	$84,243,831	$990,260,377	$227,225,358
—	—	—	—	8,850
—	—	—	—	39,467

—	—	429,391	—	2,242,720
—	1,376,212	19,893	368,951	790,604
30,056	536,880	64,166	2,028,271	1,128,497
—	—	—	—	—
16,862	70,676	17,004	112,074	26,394
110,788,204	900,693,488	84,774,285	992,769,673	231,461,890

—	—	295,118	217,789	2,354,622
57,457	162,711	56,850	144,522	66,983
16,888	148,599	9,061	73,324	38,323
26,154	379,607	51,391	650,128	149,643
11,882	800,994	8,561	989,341	22,051
7	104,331	—	—	—
112,388	1,596,242	420,981	2,075,104	2,631,622
$110,675,816	$899,097,246	$84,353,304	$990,694,569	$228,830,268

$59,983,458	$434,171,892	$20,097,186	$282,960,663	$39,879,311
749,404	(150,970)	(127,087)	1,042,881	5,410,443

(6,683,950)	(4,114,861)	5,690,572	6,139,519	(25,354,533)

56,626,904	469,191,185	58,692,633	700,551,506	208,895,047
$110,675,816	$899,097,246	$84,353,304	$990,694,569	$228,830,268
$14.68	$48.87	$8.18	$37.80	$8.44

The accompanying notes are an integral part of these financial statements.	Statements of Assets and Liabilities	47

STATEMENTS OF OPERATIONS

For the Year Ended June 30, 2014 (Unaudited)

INVESTMENT INCOME	Daily Income Fund	Short-Term Government Securities Fund	Short-Term Bond Fund

Interest	$99,010	$691,674	$5,659,816
Dividends	—	—	—
Allocated from Master Portfolio
Income	—	—	—
Expense	—	—	—
Total investment income	99,010	691,674	5,659,816

EXPENSES

Management fees	536,276	189,564	1,624,559
Shareholder servicing fees	71,580	34,375	97,397
Custodian and accounting fees	20,315	31,267	99,866
Director and Board meeting expenses	24,281	8,947	62,713
Legal and audit fees	13,114	5,685	31,786
Communication	11,052	5,556	19,855
Registration fees	16,370	9,757	24,602
Insurance	4,836	1,842	12,198
Printing	3,558	1,253	4,719
Other expenses	4,546	3,976	15,504
Administration fees	—	—	—
Total expenses	705,928	292,222	1,993,199
Less fees waived and expenses reimbursed by RE Advisers	(612,884)	—	—
Net expenses	93,044	292,222	1,993,199
NET INVESTMENT INCOME (LOSS)	5,966	399,452	3,666,617

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain on investments	—	5,774	49,330
Net change in unrealized appreciation (depreciation)	—	194,862	3,818,719
NET GAIN ON INVESTMENTS	—	200,636	3,868,049
NET INCREASE IN NET ASSETS FROM OPERATIONS	$5,966	$600,088	$7,534,666

(a)	Represents realized and unrealized gain on investments allocated from the Master Portfolio.

(b)	Includes foreign tax witholding expense of $493,793.

48	Statements of Operations	The accompanying notes are an integral part of these financial statements.

Stock Index Fund		Value Fund	Growth Fund	Small-Company Stock Fund	International Value Fund

$—		$14,988	$586	$20,587	$2,329
—		9,105,271	252,233	5,111,439	6,484,095	(b)

1,045,995		—	—	—	—
(25,991)		—	—	—	—
1,020,004		9,120,259	252,819	5,132,026	6,486,424

—		2,009,454	255,146	3,493,470	824,629
61,277		202,404	57,143	175,059	55,778
7,534		61,487	23,645	75,792	84,237
9,044		86,382	8,985	104,887	23,497
14,251		43,237	13,016	51,313	19,681
10,181		52,078	10,656	46,013	11,515
11,307		17,272	13,346	43,024	11,444
2,249		16,517	1,852	18,652	4,459
5,109		11,285	2,305	9,992	2,638
4,520		14,646	2,190	14,865	4,139
129,847		—	—	—	—
255,319		2,514,762	388,284	4,033,067	1,042,017
—		—	(15,680)	—	—
255,319		2,514,762	372,604	4,033,067	1,042,017
764,685		6,605,497	(119,785)	1,098,959	5,444,407

780,793	(a)	576,550	5,025,122	6,142,184	4,929,243
5,502,211	(a)	61,321,383	(2,267,641)	17,130,826	(2,149,838)
6,283,004		61,897,933	2,757,481	23,273,010	2,779,405
$7,047,689		$68,503,430	$2,637,696	$24,371,969	$8,223,812

The accompanying notes are an integral part of these financial statements.	Statements of Operations	49

STATEMENTS OF CHANGES IN NET ASSETS

	Daily Income Fund
INCREASE (DECREASE) IN NET ASSETS	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013

Operations
Net investment income (loss)	$5,966	$9,547
Net realized gain (loss) on investments	—	—
Net change in unrealized appreciation (depreciation)	—	—
Increase (decrease) in net assets from operations	5,966	9,547
Distributions to Shareholders
Net investment income	(10,644)	(20,433)
Net realized gain on investments	—	—
Total distributions to shareholders	(10,644)	(20,433)
Capital Share Transactions
Net capital share transactions	(2,207,839)	3,791,699
Redemption fees received	—	—
Total increase (decrease) in net assets from capital transactions.	(2,207,839)	3,791,699
TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,212,517)	3,780,813
NET ASSETS
Beginning of period	212,307,984	208,527,171
End of period	$210,095,467	$212,307,984
Undistributed (over distributed) net investment income	(48,788)	(44,110)

	Value Fund
INCREASE (DECREASE) IN NET ASSETS	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013

Operations
Net investment income (loss)	$6,605,497	$13,329,176
Net realized gain (loss) on investments	576,550	(2,112,111)
Net change in unrealized appreciation (depreciation)	61,321,383	202,693,851
Increase (decrease) in net assets from operations	68,503,430	213,910,916
Distributions to Shareholders
Net investment income	(6,623,742)	(13,365,968)
Net realized gain on investments	—	—
Total distributions to shareholders	(6,623,742)	(13,365,968)
Capital Share Transactions
Net capital share transactions	20,746,470	15,380,716
Redemption fees received	—	1,579
Total increase (decrease) in net assets from capital transactions.	20,746,470	15,382,295
TOTAL INCREASE (DECREASE) IN NET ASSETS	82,626,158	215,927,243
NET ASSETS
Beginning of period	816,471,088	600,543,845
End of period	$899,097,246	$816,471,088
Undistributed (over distributed) net investment income	(150,970)	(132,725)

50	Statements of Changes in Net Assets	The accompanying notes are an integral part of these financial statements.

Short-Term Government Securities Fund		Short-Term Bond Fund		Stock Index Fund
Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013

$399,452	$870,922	$3,666,617	$7,686,106	$764,685	$1,357,398
5,774	24,920	49,330	57,875	780,793	124,783
194,862	(1,430,414)	3,818,719	(702,939)	5,502,211	22,343,451
600,088	(534,572)	7,534,666	7,041,042	7,047,689	23,825,632

(401,391)	(876,413)	(3,680,438)	(7,715,742)	(753)	(1,357,830)
—	(26,503)	—	—	—	—
(401,391)	(902,916)	(3,680,438)	(7,715,742)	(753)	(1,357,830)

(1,961,323)	(6,561,748)	17,919,131	110,496,641	368,520	9,278,733
—	—	—	—	—	120
(1,961,323)	(6,561,748)	17,919,131	110,496,641	368,520	9,278,853
(1,762,626)	(7,999,236)	21,773,359	109,821,941	7,415,456	31,746,655

86,130,504	94,129,740	536,303,073	426,481,132	103,260,360	71,513,705
$84,367,878	$86,130,504	$558,076,432	$536,303,073	$110,675,816	$103,260,360
(20,913)	(18,974)	(92,367)	(78,546)	749,404	(14,528)

Growth Fund		Small-Company Stock Fund		International Value Fund
Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013

$(119,785)	$(172,363)	$1,098,959	$2,697,042	$5,444,407	$3,723,073
5,025,122	3,654,847	6,142,184	773,592	4,929,243	(2,309,907)
(2,267,641)	16,702,576	17,130,826	183,232,225	(2,149,838)	39,384,440
2,637,696	20,185,060	24,371,969	186,702,859	8,223,812	40,797,606

—	—	—	(2,726,757)	—	(3,630,196)
—	(2,454,343)	—	(775,696)	—	—
—	(2,454,343)	—	(3,502,453)	—	(3,630,196)

6,688,983	15,459,394	121,265,182	271,474,115	5,558,300	8,498,531
—	123	—	9,942	—	147
6,688,983	15,459,517	121,265,182	271,484,057	5,558,300	8,498,678
9,326,679	33,190,234	145,637,151	454,684,463	13,782,112	45,666,088

75,026,625	41,836,391	845,057,418	390,372,955	215,048,156	169,382,068
$84,353,304	$75,026,625	$990,694,569	$845,057,418	$228,830,268	$215,048,156
(127,087)	(7,302)	1,042,881	(56,078)	5,410,443	(33,964)

The accompanying notes are an integral part of these financial statements.	Statements of Changes in Net Assets	51

FINANCIAL HIGHLIGHTS: Daily Income Fund

For a Share Outstanding Throughout Each Period

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013		2012		2011		2010		2009
NET ASSET VALUE, BEGINNING OF PERIOD	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Income from investment operations
Net investment income	—	(a,b,c)	—	(a,b,c)	—	(a,b,c)	—	(a,b,c)	—	(a,b,c)	—	(a,b,c)
Net realized and unrealized gain (loss) on investments	—		—		—		—		—		—
Total from investment operations	—		—		—		—		—		—

Distributions
Net investment income	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
Net realized gain	—		—		—		—		—		—
Total distributions	—		—		—		—		—		—
Redemption fee (d)	—		—		—		—		—		—
NET ASSET VALUE, END OF PERIOD	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
TOTAL RETURN	0.00	%(e,f)	0.01%		0.01%		0.01%		0.01%		0.31%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (thousands)	$210,095		$212,308		$208,527		$195,173		$187,089		$191,492
Ratio of gross expenses before voluntary expense limitation to average net assets	0.66	%(g)	0.66%		0.67%		0.68%		0.69%		0.73%
Ratio of net investment income to average net assets	0.00	%(a,c,e,g)	0.00	%(a,c)	0.00	%(a,c)	0.01	%(a,c)	0.01	%(a,c)	0.30	%(a,c)
Ratio of expenses to average net assets	0.09	%(a,c,g)	0.11	%(a,c)	0.15	%(a,c)	0.14	%(a,c)	0.24	%(a,c)	0.47	%(a,c)

(a)	Excludes excess investment management fees and other expenses voluntarily waived and reimbursed by RE Advisers.

(b)	Less than $0.01 per share.

(c)	On January 27, 2009, RE Advisers voluntarily and temporarily reduced the amount of the expense limitation from 0.80% to 0.50%. Additionally, effective August 14, 2009, RE Advisers agreed to further waive fees or reimburse expenses to the extent necessary to assist the Fund in attempting to maintain a positive yield. The temporary waiver continued throughout 2010, 2011, 2012, 2013, and through the date of this report.
(d)	The Daily Income Fund does not charge a redemption fee.

(e)	Less than 0.01%.

(f)	Aggregate total return for the period.

(g)	Annualized.

52	Financial Highlights	The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: Short-Term Government Securities Fund

For a Share Outstanding Throughout Each Period

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
NET ASSET VALUE, BEGINNING OF PERIOD	$5.19		$5.28	$5.27	$5.26	$5.25	$5.26

Income from investment operations
Net investment income	0.02		0.05	0.06	0.09	0.12	0.14	(a)
Net realized and unrealized gain (loss) on investments	0.02		(0.09)	0.02	0.01	0.01	—	(b)
Total from investment operations	0.04		(0.04)	0.08	0.10	0.13	0.14

Distributions
Net investment income	(0.02)		(0.05)	(0.06)	(0.09)	(0.12)	(0.14)
Net realized gain	—		— (b)	(0.01)	— (b)	— (b)	(0.01)
Total distributions	(0.02)		(0.05)	(0.07)	(0.09)	(0.12)	(0.15)
Redemption fee (c)	—		—	—	—	—	—
NET ASSET VALUE, END OF PERIOD	$5.21		$5.19	$5.28	$5.27	$5.26	$5.25
TOTAL RETURN	0.86	%(d)	(0.72)%	1.50%	2.03%	2.57%	2.85%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (thousands)	$84,368		$86,131	$94,130	$84,559	$76,137	$65,682
Ratio of gross expenses before expense limitation to average net assets	0.69	%(e)	0.69%	0.69%	0.71%	0.75%	0.78%
Ratio of net investment income to average net assets	0.95	%(e)	0.96%	1.19%	1.76%	2.27%	2.73	%(a)
Ratio of expenses to average net assets	0.69	%(e)	0.69%	0.69%	0.71%	0.75%	0.75	%(a)
Portfolio turnover rate	4%		20%	36%	32%	26%	28%

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b)	Less than $0.01 per share.

(c)	The Short-Term Government Securities Fund does not charge a redemption fee.
(d)	Aggregate total return for the period.

(e)	Annualized.

The accompanying notes are an integral part of these financial statements.	Financial Highlights	53

FINANCIAL HIGHLIGHTS: Short-Term Bond Fund

For a Share Outstanding Throughout Each Period

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
NET ASSET VALUE, BEGINNING OF PERIOD	$5.22		$5.22	$5.12	$5.19	$5.13	$4.72

Income from investment operations
Net investment income	0.04		0.08	0.13	0.17	0.23	0.33	(a)
Net realized and unrealized gain (loss) on investments	0.03		— (b)	0.10	(0.07)	0.06	0.42
Total from investment operations	0.07		0.08	0.23	0.10	0.29	0.75

Distributions
Net investment income	(0.04)		(0.08)	(0.13)	(0.17)	(0.23)	(0.33)
Net realized gain	—		—	—	—	—	(0.01)
Total distributions	(0.04)		(0.08)	(0.13)	(0.17)	(0.23)	(0.34)
Redemption fee (c)	—		—	—	—	—	—
NET ASSET VALUE, END OF PERIOD	$5.25		$5.22	$5.22	$5.12	$5.19	$5.13
TOTAL RETURN	1.25	%(d)	1.64%	4.58%	1.90%	5.73%	16.38%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (thousands)	$558,076		$536,303	$426,481	$374,557	$309,006	$246,420
Ratio of gross expenses before expense limitation to average net assets	0.74	%(e)	0.74%	0.76%	0.77%	0.80%	0.83%
Ratio of net investment income to average net assets	1.35	%(e)	1.61%	2.53%	3.22%	4.38%	6.62	%(a)
Ratio of expenses to average net assets	0.74	%(e)	0.74%	0.76%	0.77%	0.80%	0.80	%(a)
Portfolio turnover rate	19%		32%	44%	31%	38%	52%

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b)	Less than $0.01 per share.
(c)	The Short-Term Bond Fund does not charge a redemption fee.

(d)	Aggregate total return for the period.

(e)	Annualized.

54	Financial Highlights	The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: Stock Index Fund

For a Share Outstanding Throughout Each Period

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
NET ASSET VALUE, BEGINNING OF PERIOD	$13.74		$10.57	$9.32	$9.31	$8.24	$6.64

Income from investment operations
Net investment income	0.10		0.18	0.18	0.14	0.12	0.11
Net realized and unrealized gain (loss) on investments	0.84		3.17	1.25	0.01	1.07	1.60
Total from investment operations	0.94		3.35	1.43	0.15	1.19	1.71

Distributions
Net investment income	—	(a)	(0.18)	(0.18)	(0.14)	(0.12)	(0.11)
Net realized gain	—		—	—	—	—	—
Total distributions	—		(0.18)	(0.18)	(0.14)	(0.12)	(0.11)
Redemption fee	—	(b)	— (a)	—	— (a)	— (a)	— (a)
NET ASSET VALUE, END OF PERIOD	$14.68		$13.74	$10.57	$9.32	$9.31	$8.24
TOTAL RETURN	6.84	%(d)	31.72%	15.30%	1.65%	14.47%	25.83%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (thousands)	$110,676		$103,260	$71,514	$61,844	$60,624	$51,847
Ratio of net investment income to average net assets	1.47	%(e)	1.55%	1.74%	1.52%	1.45%	1.66%
Ratio of expenses to average net assets	0.54	%(e)	0.56%	0.60%	0.61%	0.62%	0.75%
Portfolio turnover rate (c)	N/A		N/A	N/A	N/A	N/A	N/A

(a)	Less than $0.01 per share.

(b)	Effective May 1, 2013, the redemption fee was eliminated.

(c)	See Appendix for the portfolio turnover of the S&P 500 Stock Master Portfolio.
(d)	Aggregate total return for the period.

(e)	Annualized.

The accompanying notes are an integral part of these financial statements.	Financial Highlights	55

FINANCIAL HIGHLIGHTS: Value Fund

For a Share Outstanding Throughout Each Period

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
NET ASSET VALUE, BEGINNING OF PERIOD	$45.46		$34.09	$30.71	$30.70	$27.52	$22.03

Income from investment operations
Net investment income	0.36		0.76	0.71	0.50	0.38	0.40
Net realized and unrealized gain (loss) on investments	3.41		11.37	3.38	— (b)	3.18	5.49
Total from investment operations	3.77		12.13	4.09	0.50	3.56	5.89

Distributions
Net investment income	(0.36)		(0.76)	(0.71)	(0.49)	(0.38)	(0.40)
Net realized gain	—		—	—	—	—	—
Total distributions	(0.36)		(0.76)	(0.71)	(0.49)	(0.38)	(0.40)
Redemption fee	—	(a)	— (b)	— (b)	— (b)	— (b)	— (b)
NET ASSET VALUE, END OF PERIOD	$48.87		$45.46	$34.09	$30.71	$30.70	$27.52
TOTAL RETURN	8.30	%(c)	35.74%	13.38%	1.60%	13.05%	26.98%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (thousands)	$899,097		$816,471	$600,544	$540,772	$547,616	$497,076
Ratio of net investment income to average net assets	1.59	%(d)	1.86%	2.13%	1.59%	1.32%	1.71%
Ratio of expenses to average net assets	0.61	%(d)	0.64%	0.68%	0.70%	0.73%	0.80%
Portfolio turnover rate	1%		2%	2%	6%	4%	3%

(a)	Effective May 1, 2013, the redemption fee was eliminated.

(b)	Less than $0.01 per share.
(c)	Aggregate total return for the period.

(d)	Annualized.

56	Financial Highlights	The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: Growth Fund

For a Share Outstanding Throughout Each Period

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
NET ASSET VALUE, BEGINNING OF PERIOD	$7.92		$5.71	$5.17	$5.80	$5.02	$3.31

Income from investment operations
Net investment loss	(0.01)		—	— (b)	(0.01)	(0.01)	— (b)
Net realized and unrealized gain (loss) on investments	0.27		2.48	0.91	(0.11)	0.79	1.71
Total from investment operations	0.26		2.48	0.91	(0.12)	0.78	1.71

Distributions
Net investment income	—		—	— (b)	—	—	—
Net realized gain	—		(0.27)	(0.37)	(0.51)	—	—
Total distributions	—		(0.27)	(0.37)	(0.51)	—	—
Redemption fee	—	(a)	— (b)	— (b)	— (b)	— (b)	— (b)
NET ASSET VALUE, END OF PERIOD	$8.18		$7.92	$5.71	$5.17	$5.80	$5.02
TOTAL RETURN	3.28	%(c)	43.40%	17.57%	(2.09)%	15.54%	51.66%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (thousands)	$84,353		$75,027	$41,836	$32,434	$29,051	$19,059
Ratio of gross expenses before expense limitation to average net assets	0.99%		1.04%	1.11%	1.14%	1.23%	1.74%
Ratio of net investment income (loss) to average net assets (d)	(0.31	)%(e)	(0.32)%	0.00%	(0.19)%	(0.17)%	(0.09)%
Ratio of expenses to average net assets (d)	0.95	%(e)	0.95%	0.95%	0.95%	0.95%	0.95%
Portfolio turnover rate	25%		39%	51%	67%	67%	66%

(a)	Effective May 1, 2013, the redemption fee was eliminated.

(b)	Less than $0.01 per share.

(c)	Aggregate total return for the period.
(d)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(e)	Annualized.

The accompanying notes are an integral part of these financial statements.	Financial Highlights	57

FINANCIAL HIGHLIGHTS: Small-Company Stock Fund

For a Share Outstanding Throughout Each Period

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
NET ASSET VALUE, BEGINNING OF PERIOD	$36.86		27.10	$22.89	$22.79	$17.04	$11.81

Income from investment operations
Net investment income (loss)	0.04		0.12	0.22	0.03	0.03	0.10
Net realized and unrealized gain (loss) on investments	0.90		9.79	4.27	0.10	5.75	5.23
Total from investment operations	0.94		9.91	4.49	0.13	5.78	5.33

Distributions
Net investment income	—		(0.12)	(0.22)	(0.03)	(0.03)	(0.10)
Net realized gain	—		(0.03)	(0.06)	—	—	—
Total distributions	—		(0.15)	(0.28)	(0.03)	(0.03)	(0.10)
Redemption fee	—	(a)	— (b)	— (b)	— (b)	— (b)	— (b)
NET ASSET VALUE, END OF PERIOD	$37.80		$36.86	$27.10	$22.89	$22.79	$17.04
TOTAL RETURN	2.55	%(c)	36.58%	19.63%	0.58%	33.94%	45.10%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (thousands)	$990,695		$845,057	$390,373	$190,426	$114,159	$65,833
Ratio of net investment income (loss) to average net assets	0.24	%(d)	0.44%	1.05%	0.17%	0.20%	0.71%
Ratio of expenses to average net assets	0.89	%(d)	0.91%	1.00%	1.06%	1.17%	1.23%
Portfolio turnover rate	2%		1%	1%	2%	4%	9%

(a)	Effective May 1, 2013, the redemption fee was eliminated.

(b)	Less than $0.01 per share.
(c)	Aggregate total return for the period.

(d)	Annualized.

58	Financial Highlights	The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: International Value Fund

For a Share Outstanding Throughout Each Period

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011		2010		2009
NET ASSET VALUE, BEGINNING OF PERIOD	$8.13		$6.70	$5.96	$7.57		$7.27		$5.90

Income from investment operations
Net investment income	0.20		0.14	0.16	0.16	(a)	0.14	(a)	0.18	(a)
Net realized and unrealized gain (loss) on investments	0.11		1.43	0.87	(1.40)		0.27		1.35
Total from investment operations	0.31		1.57	1.03	(1.24)		0.41		1.53

Distributions
Net investment income	—		(0.14)	(0.16)	(0.27	)(b)	(0.11)		(0.13	)(b)
Net realized gain	—		—	—	—		—		—
Return of Capital	—		—	(0.13)	(0.10	)(b)	—		(0.03	)(b)
Total distributions	—		(0.14)	(0.29)	(0.37)		(0.11)		(0.16)
Redemption fee	—	(c)	— (d)	— (d)	—	(d)	—	(d)	—	(d)
NET ASSET VALUE, END OF PERIOD	$8.44		$8.13	$6.70	$5.96		$7.57		$7.27
TOTAL RETURN	3.81	%(e)	23.44%	17.41%	(16.55)%		5.73%		25.93%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (thousands)	$228,830		$215,048	$169,382	$144,421		$135,455		$122,920
Ratio of gross expenses before voluntary expense limitation to average net assets	0.95	%(f)	0.96%	0.99%	1.00%		1.02%		1.06%
Ratio of net investment income to average net assets	4.95	%(f)	1.95%	2.47%	2.44	%(a)	2.08	%(a)	2.23	%(a)
Ratio of expenses to average net assets	0.95	%(f)	0.96%	0.99%	0.99	%(a)	0.99	%(a)	0.99	%(a)
Portfolio turnover rate	12%		19%	23%	34%		44%		47%

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b)	Revised to reflect distributions from return of capital per share which were previously reported as distributions from net investment income per share. Previously reported amounts were distributions from net investment income per share of 0.37 and 0.16 in 2011 and 2009 respectively. These revisions did not impact net assets, total distributions or total return. Refer to Note 2 of the Financial Statements for further details.
(c)	Effective May 1, 2013, the redemption fee was eliminated.

(d)	Less than $0.01 per share.

(e)	Aggregate total return for the period.

(f)	Annualized.

The accompanying notes are an integral part of these financial statements.	Financial Highlights	59

Notes to Financial Statements

1. ORGANIZATION

Homestead Funds, Inc. (“Homestead Funds”) is a Maryland corporation registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (“the Act”), as an open-end management investment company. Homestead Funds currently consists of eight funds: Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Growth Fund, Small-Company Stock Fund, and International Value Fund (the “Funds”).

Each Fund is a separate investment portfolio with distinct investment objectives, investment programs, policies and restrictions. The investment objectives of the Funds, as well as the nature and risks of the investment activities of each Fund, are set forth more fully in Homestead Funds’ Prospectus and Statement of Additional Information. All of the portfolios except for the Growth Fund are diversified for purposes of the federal securities laws.

The Stock Index Fund seeks to achieve its investment objective by investing substantially all of its investable assets in one or more securities that are designed to track the performance of the S&P 500 Index. At June 30, 2014, the Stock Index Fund was operating as a feeder fund, whereby substantially all of its assets are invested in the S&P 500 Stock Master Portfolio (“Master Portfolio”), an open-end investment company managed by BlackRock Fund Advisors. At June 30, 2014, the Stock Index Fund’s investment constituted 1.97% of the Master Portfolio. The financial statements of the Master Portfolio are contained in the Appendix of this report and should be read in conjunction with the financial statements for the Stock Index Fund.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Security Valuation: Each Fund’s net asset value per share is determined as of the close of the New York Stock Exchange (“NYSE”) (usually 4:00 p.m. ET), each day that the NYSE is open for business. The Funds use independent pricing services approved by the Funds’ Board of Directors (“Board”) to value the investments. In the event a pricing service is unable to provide a price for a particular security or the price is deemed unreliable, the security is priced at fair value by the Funds’ Adviser, as determined in good faith in accordance with policies approved by the Board.

The Board has adopted Portfolio Securities Valuation Policies and Procedures (“Valuation Procedures”) to determine the fair value of securities for which the market prices are not readily available or if the price is deemed unreliable. The Board has delegated the day-to-day responsibility for determining the fair value of securities to the Adviser and the Funds’ sub-advisors. RE Advisers has chartered an internal Valuation Committee to oversee the implementation of the Valuation Procedures, oversee the fair valuation decisions of the sub-advisors, monitor the valuation process, and provide quarterly reports to the Board. The Valuation Committee reports all instances of fair valuation to the Board at each quarterly Board meeting, as applicable.

Generally Accepted Accounting Principles (GAAP) establish a disclosure hierarchy that categorizes the inputs used to value assets and liabilities at measurement date. These inputs are summarized into three broad levels as follows:

•	Level 1—quoted prices in active markets for identical investments;
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair valuation of investments).

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period.

The Funds use the following valuation techniques to value securities by major category as follows:

Registered investment companies are valued at the net asset value determined by the registered investment company after the close of the NYSE. The Funds invest in regulated investment companies that seek to maintain a share price of $1.00 and are categorized as Level 1 in the hierarchy.

Domestic equity securities and exchange traded funds for which market quotations are readily available are valued at the closing price as reported by an independent pricing service from the primary market in which the securities trade and are categorized as Level 1.

Foreign equity securities are valued based on the closing price from the principal market in which such securities are normally traded. An independent pricing service is utilized to fair value foreign equity securities based on the impact of market events between the close of the foreign exchange and the time the net asset value is calculated. Foreign equity securities that are fair valued are categorized as Level 2 in the hierarchy and foreign equity securities not fair valued are categorized as Level 1.

The valuations for fixed income securities, including corporate, government, municipal, mortgage-backed and asset-backed are typically the prices provided by independent third party pricing services, which may use market prices, broker/dealer quotations or a variety of valuation techniques and methodologies, such as benchmark yields, monthly payment information and issuer spreads.

Fixed income securities utilizing these methods are generally categorized as Level 2. Fixed income securities that are valued using only a broker quote are categorized as Level 3, absent corroborating market data to support the valuation.

Fixed income securities and commercial paper held in the Daily Income Fund are valued at amortized cost and are categorized as Level 2 in the hierarchy. Short-term fixed income securities held in portfolios other than the Daily Income Fund and that mature in 60 days or less at time of purchase are valued at amortized cost, unless it is determined that using this method would not reflect the security’s fair value and are categorized as Level 2 in the hierarchy. Under the amortized cost method, discounts and premiums on securities purchased are amortized over the lives of the respective securities.

In the event an independent pricing service is unable to provide a security price, RE Advisers values the fixed income security using a

60	Notes to Financial Statements

matrix, model or other available market information. Pricing methodologies include, but are not limited to: estimates of securities fair values by independent parties, book value or a multiple thereof, multiple of earnings, yield to maturity, ratings, analytical data relating to the security, and the nature and duration of restrictions on disposition of the security. RE Advisers also will consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to: the type of security, issuer’s financial statements, cost at purchase, information regarding recent transactions with respect to the security, the nature and duration of restrictions on disposition of the security, the existence of merger proposals affecting the security, the price of public trading in similar securities of the issuer or comparable companies, news events, analyst reports or government actions, corporate action, and the forces that influence the market in which the security is traded. These securities are generally categorized as Level 2 or Level 3 in the hierarchy, depending on the observability of market inputs.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would impact a security’s valuation, the security will be fair valued as determined in good faith by the Adviser based on the Valuation Procedures approved by the Board. Examples of additional considerations for a significant event include: nature and duration of the event and the forces influencing the operation of the financial markets; factors that preceded the event; whether the event is likely to reoccur; and whether the event affects the entire market, region or country. As fair valuation determinations involve a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

The Stock Index Fund records its investment in the Master Portfolio at the market value of its proportionate interest in the net assets of the Master Portfolio. The Board of Trustees of the Master Portfolio has adopted valuation policies and procedures. The policies and procedures are discussed in the notes to the Master Portfolio’s financial statements, included in the Appendix of this report.

The following table summarizes each Fund’s investments, based on the inputs used to determine their values on June 30, 2014 (other than Stock Index Fund). The level classifications of the Master Portfolio as of June 30, 2014 are included in the Appendix.

	Level 1	Level 2	Level 3	Total

Daily Income Fund
Commercial Paper	$—	$156,931,678	$—	$156,931,678
U.S. Government Obligations	$—	$34,125,927	$—	$34,125,927
Cash Equivalents	$19,143,581	$—	$—	$19,143,581
	$19,143,581	$191,057,605	$—	$210,201,186

Short-Term Government Securities Fund
U.S. Government Obligations	$—	$55,086,204	$—	$55,086,204
Corporate Bonds	$—	$14,199,793	$—	$14,199,793
Commercial Paper	$—	$7,214,560	$—	$7,214,560
Municipal Bonds	$—	$4,193,100	$—	$4,193,100
Mortgage Backed Securities	$—	$3,074,054	$—	$3,074,054
Asset Backed Securities	$—	$318,083	$—	$318,083
Cash Equivalents	$114,594	$—	$—	$114,594
	$114,594	$84,085,794	$—	$84,200,388

	Level 1	Level 2	Level 3	Total

Short-Term Bond Fund
Municipal Bonds	$—	$137,828,516	$—	$137,828,516
Corporate Bonds	$—	$117,022,254	$—	$117,022,254
Asset Backed Securities	$—	$114,886,321	$71,875	$114,958,196
Commercial Paper	$—	$85,341,423	$—	$85,341,423
Yankee Bonds	$—	$47,977,609	$—	$47,977,609
U.S. Government Obligations	$—	$35,651,191	$—	$35,651,191
Mortgage Backed Securities	$—	$22,243,569	$199,789	$22,443,358
Cash Equivalents	$1,050	$—	$—	$1,050
	$1,050	$560,950,883	$271,664	$561,223,597

Value Fund
Common Stocks	$852,809,358	$—	$—	$852,809,358
Cash Equivalents	$45,900,362	$—	$—	$45,900,362
	$898,709,720	$—	$—	$898,709,720

Growth Fund
Common Stocks	$83,070,398	$—	$—	$83,070,398
Cash Equivalents	$1,173,433	$—	$—	$1,173,433
	$84,243,831	$—	$—	$84,243,831

Small-Company Stock Fund
Common Stocks	$843,377,645	$—	$—	$843,377,645
Exchange Traded Funds	$97,613,781	$—	$—	$97,613,781
Cash Equivalents	$49,268,951	$—	$—	$49,268,951
	$990,260,377	$—	$—	$990,260,377

International Value Fund
Common Stocks
Foreign Equities	$—	$216,937,377	$—	$216,937,377
American Depository Receipts	$5,835,643	$—	$—	$5,835,643
Cash Equivalents	$4,452,338	$—	$—	$4,452,338
	$10,287,981	$216,937,377	$—	$227,225,358

Short Term Bond Fund—Level 3	Asset Backed Securities	Mortgage Backed Securities	Total
Balance as of December 31, 2013	$2,109,134	$836,746	$2,945,880
Purchase at cost	—	—	—
Sales at proceeds	(191,347)	(805,522)	(996,869)
Realized gain	22,826	—	22,826
Change in unrealized appreciation/(depreciation)	(15,016)	40,651	25,635
Accretion	3,332	—	3,332
Transfer into Level 3	—	—	—
Transfer out of Level 3	(1,729,140)	—	(1,729,140)
Balance as of June 30, 2014	$199,789	$71,875	$271,664

There was one security transferred from Level 3 to Level 2, as an independent third party pricing service began pricing the security and was able to obtain observable inputs. There were no other transfers between levels. Transfers are reported using values at the end of the reporting period.

At June 30, 2014, the Short-Term Bond Fund held securities with a fair value of $271,664 classified as Level 3 in the fair value hierarchy. Securities with a market value of $71,875 were priced by brokers and observable inputs were not available. Asset-backed securities valued at $199,789 were valued by the Adviser using a discounted cash flow model. The unobservable input is the Adviser’s assumptions applied to the cash flow model to discount for the potential that the principal payment stream of the bond extends beyond the basis points current model’s assumption. The yield spread is modeled at 750 basis points to account for the uncertainty of the potential outcome. A significant or reasonable increase or decrease in the potential that the principal

Notes to Financial Statements	61

payment stream of the bond varies beyond the current model’s assumption could result in a significant increase or decrease in the fair value measurement.

Foreign currency: The International Value Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. Foreign-denominated assets, including investment securities and liabilities are translated into U.S. dollars at the exchange rate at the end of the period. Purchases and sales of investment securities and income and dividends received are translated into U.S. dollars at the exchange rate in effect on the transaction date. Currency gains and losses and the effects of exchange rate fluctuations on investments are included with the realized and unrealized gain (loss) on investment securities.

Revisions: The tax character of certain distributions from the International Value Fund for the fiscal years 2011 and 2009 was revised to correct the allocation between net investment income, net realized gain on investments, and return of capital for each of the years noted. For 2011 and 2009, distributions from return of capital increased and distributions from net investment income decreased by $2,295,839 and $493,496, respectively. These revisions impact the Financial Highlights. These revisions did not impact net assets, total distributions or total return. Management does not believe these revisions are material to the financial statements for any period.

Distributions to shareholders: Dividends to shareholders are recorded on the ex-dividend date. Income dividends for the Daily Income, Short-Term Government Securities and Short-Term Bond Funds are declared daily and paid monthly. Income dividends for Value Fund are declared and paid semi-annually. Income dividends for the Stock Index, Growth, Small-Company Stock and International Value Funds are declared and paid annually. Capital gains dividends, if any, are declared and paid at the end of each fiscal year, or more frequently, if necessary.

Use of estimates in the preparation of financial statements: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other: Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount, and expenses are recorded on the accrual basis. Investment transactions are recorded as of the trade date. Realized gains and losses from investment transactions are reported on the identified cost basis.

The Stock Index Fund records a pro rata share of the Master Portfolio’s income, expenses, and realized and unrealized gains and losses in addition to the Fund’s own expenses, which are accrued daily.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future and therefore cannot be estimated; however, based on experience, the risk of material loss from claims is considered remote.

Management considered events occurring between the date of this report, June 30, 2014, and the date of issuance of this report in determining adjustments to the financial statements or necessary disclosures in this report.

3. FEDERAL INCOME TAX INFORMATION

The Funds intend to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and will distribute all net investment income to its shareholders. Therefore, no provision for Federal income taxes is required.

Management has analyzed the Funds’ tax positions and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to new tax laws, regulations and administrative interpretations.

Each Fund files U.S. federal, state, and local tax returns as required. Each Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after filing of the tax return but could be longer in certain circumstances.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of the following: futures and options transactions, foreign currency transactions, losses deferred due to wash sales, losses deferred due to post-October losses, passive foreign investment company (“PFIC”) gains and losses, return of capital distributions, partnership investments, deferred Director’s fees and REIT transactions.

At June 30, 2014, the cost of securities for federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value was as follows:

	Tax Cost	Tax Unrealized Gain	Tax Unrealized (Loss)	Net Unrealized Gain (Loss)
Daily Income Fund	$210,201,186	$—	$—	$—
Short-Term Government Securities Fund	$83,856,634	$666,308	$(322,554)	$343,754
Short-Term Bond Fund	$555,134,757	$9,378,611	$(3,289,771)	$6,088,840
Value Fund	$464,537,828	$438,477,491	$(4,305,599)	$434,171,892
Growth Fund	$64,265,313	$20,084,280	$(105,762)	$19,978,518
Small-Company Stock Fund	$707,299,714	$298,969,759	$(16,009,096)	$282,960,663
International Value Fund	$187,982,554	$45,497,233	$(6,254,429)	$39,242,804

Net unrealized appreciation/(depreciation) of Stock Index Fund in the Master Portfolio consists of an allocated portion of the portfolio’s unrealized appreciation/(depreciation). For information pertaining to the unrealized appreciation/(depreciation) for the Master Portfolio, please refer to the Appendix of this report.

62	Notes to Financial Statements

4. INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than short-term and U.S. Government securities, for the period ended June 30, 2014, were as follows:

	Purchases	Proceeds from Sale
Short-Term Government Securities Fund	$3,043,880	$2,859,703
Short-Term Bond Fund	$91,333,435	$72,690,089
Value Fund	$19,010,588	$4,966,333
Growth Fund	$26,271,142	$19,713,178
Small-Company Stock Fund	$129,984,044	$21,402,766
International Value Fund	$38,919,842	$24,793,774

Purchases and proceeds from sales of long-term U.S. Government securities, for the period ended June 30, 2014, were as follows:

	Purchases	Proceeds from Sale
Short-Term Government Securities Fund	$5,802,051	$109,699
Short-Term Bond Fund	$26,208,355	$10,326,563

5. RELATED PARTIES

The investment management agreements between Homestead Funds, with respect to each Fund (other than the Stock Index Fund), and RE Advisers Corporation (“RE Advisers”), an indirect, wholly-owned subsidiary of National Rural Electric Cooperative Association (“NRECA”), provide for an annual investment management fee, that also provides for certain administrative services to the Funds, which is computed daily and paid monthly, based on each Fund’s average daily net assets. The annualized management fee rates for the Funds are 0.50% of average daily net assets for Daily Income Fund; 0.45% of average daily net assets for Short-Term Government Securities Fund; 0.60% of average daily net assets for Short-Term Bond Fund; 0.65% of average daily net assets up to $200 million, 0.50% of average daily net assets up to the next $200 million, 0.40% of average daily net assets in excess of $400 million for Value Fund; 0.65% of average daily net assets up to $250 million and 0.60% of average daily net assets in excess of $250 million for the Growth Fund; 0.85% of average daily net assets up to $200 million and 0.75% of average daily net assets in excess of $200 million for Small-Company Stock Fund; and 0.75% of average daily net assets up to $300 million, 0.65% of average daily net assets up to the next $100 million, 0.55% of average daily net assets up to the next $100 million, and 0.50% of average daily net assets in excess of $500 million for International Value Fund.

T. Rowe Price Associates, Inc. (“T. Rowe”) is the Subadvisor for the Growth Fund and Mercator Asset Management, L.P. (“Mercator”) is the Subadvisor for the International Value Fund. The Subadvisors select, buy, and sell securities under the oversight of RE Advisers and the Board of Directors. RE Advisers pays the Subadvisors from the fees it receives from the Funds.

With respect to the Stock Index Fund, an Administrative Service Agreement with RE Advisers has been contracted, under which RE Advisers provides certain administrative services to the Fund. Pursuant to this agreement, RE Advisers receives a fee of 0.25% of the Fund’s average daily net assets. In addition, the Stock Index Fund is allocated a management fee from the Master Portfolio, calculated daily at an annual rate of 0.05% of its average daily net assets. This fee includes advisory, custody, and administrative fees provided by the Master Portfolio on behalf of its investors. The financial information for the Master Portfolio is included in the Appendix.

RE Advisers has agreed, as part of the Expense Limitation Agreement entered into with Homestead Funds, with respect to each Fund, to waive its management fee and/or reimburse all Fund operating expenses, excluding certain non-recurring expenses, which in any year exceed 0.80% of the average daily net assets of the Daily Income Fund and Short-Term Bond Fund, 0.75% of the average daily net assets of the Short-Term Government Securities Fund and Stock Index Fund, 1.25% of the average daily net assets of Value Fund, 0.95% of the average daily net assets of Growth Fund, 1.50% of the average daily net assets of Small-Company Stock Fund and 0.99% of the average daily net assets of the International Value Fund.

On August 14, 2009, RE Advisers agreed to waive fees and/or reimburse expenses, if necessary, in order to assist the Daily Income Fund in maintaining a minimum yield. The temporary waiver continued throughout 2010, 2011, 2012, 2013, and through the date of issuance of this report.

Pursuant to the Expense Limitation Agreement, management fees waived for the period ended June 30, 2014, amounted to $536,276 for Daily Income Fund and $15,680 for Growth Fund. Additionally, RE Advisers paid the Daily Income Fund $76,608 during the period, for expense reimbursements.

Through April 30, 2013, the Stock Index, Value, Growth, Small-Company Stock, and International Value Funds each received a 2% redemption fee on shares sold within 30 days of purchase. Effective May 1, 2013, this redemption fee was eliminated. None of the Funds currently assess a redemption fee.

Under a Deferred Compensation Plan (the “Plan”), independent Directors of the Funds may elect to defer receipt of all or a specified portion of their compensation. Deferred amounts are credited with the earnings and losses equal to those made as if the deferred amounts were invested in one or more of the Funds, as designated by each participating Independent Director. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

The Funds’ shares are sold through channels including financial intermediaries that may establish a single, omnibus account with the beneficial owners being individual accounts within the financial intermediary. As of June 30, 2014, there was one such account in the Value Fund accounting for 16% of the outstanding shares and four such accounts in the Small-Company Stock Fund accounting for 28%, 15%, 14% and 12% of the outstanding shares, respectively. Additionally, 72% of the outstanding shares of the International Value Fund are held in a retirement plan account for the benefit of its participants.

Notes to Financial Statements	63

6. CAPITAL SHARE TRANSACTIONS

As of June 30, 2014, $.01 par value capital shares are authorized for each Fund as follows: 500 million for Daily Income, 200 million for Short-Term Bond Fund, and 100 million for Short-Term Government Securities, Stock Index, Value, Growth, Small-Company Stock, and International Value Funds. For the period ended June 30, 2014 and the year ended December 31, 2013 transactions in capital shares were as follows:

	Shares Sold	Shares Issued In Reinvestment of Dividends	Total Shares Issued	Total Shares Redeemed	Net Increase (Decrease)
Period Ended June 30, 2014

In Dollars

Daily Income Fund	$64,076,122	$16,374	$64,092,496	$(66,300,335)	$(2,207,839)
Short-Term Government Securities Fund	$5,447,040	$392,395	$5,839,435	$(7,800,758)	$(1,961,323)
Short-Term Bond Fund	$72,336,726	$3,603,647	$75,940,373	$(58,021,242)	$17,919,131
Stock Index Fund	$8,329,117	$—	$8,329,117	$(7,960,597)	$368,520
Value Fund	$61,515,715	$6,519,410	$68,035,125	$(47,288,655)	$20,746,470
Growth Fund	$13,885,086	$—	$13,885,086	$(7,196,103)	$6,688,983
Small-Company Stock Fund	$214,896,632	$—	$214,896,632	$(93,631,450)	$121,265,182
International Value Fund	$18,138,787	$—	$18,138,787	$(12,580,487)	$5,558,300

In Shares

Daily Income Fund	64,076,122	16,374	64,092,496	(66,300,335)	(2,207,839)
Short-Term Government Securities Fund	1,046,568	75,364	1,121,932	(1,499,564)	(377,632)
Short-Term Bond Fund	13,799,336	686,876	14,486,212	(11,072,488)	3,413,724
Stock Index Fund	601,730	—	601,730	(577,951)	23,779
Value Fund	1,327,834	133,403	1,461,237	(1,024,551)	436,686
Growth Fund	1,751,856	—	1,751,856	(907,475)	844,381
Small-Company Stock Fund	5,832,113	—	5,832,113	(2,554,645)	3,277,468
International Value Fund	2,203,318	—	2,203,318	(1,517,162)	686,156

Year Ended December 31, 2013

In Dollars

Daily Income Fund	$129,779,688	$20,065	$129,799,753	$(126,008,054)	$3,791,699
Short-Term Government Securities Fund	$15,840,723	$877,264	$16,717,987	$(23,279,735)	$(6,561,748)
Short-Term Bond Fund	$193,775,301	$7,514,262	$201,289,563	$(90,792,922)	$110,496,641
Stock Index Fund	$19,752,587	$1,348,412	$21,100,999	$(11,822,266)	$9,278,733
Value Fund	$100,545,390	$12,563,834	$113,109,224	$(97,728,508)	$15,380,716
Growth Fund	$23,925,412	$2,444,697	$26,370,109	$(10,910,715)	$15,459,394
Small-Company Stock Fund	$389,482,681	$3,186,693	$392,669,374	$(121,195,259)	$271,474,115
International Value Fund	$32,016,846	$3,615,203	$35,632,049	$(27,133,518)	$8,498,531

In Shares

Daily Income Fund	129,779,688	20,065	129,799,753	(126,008,054)	3,791,699
Short-Term Government Securities Fund	3,020,796	167,566	3,188,362	(4,444,578)	(1,256,216)
Short-Term Bond Fund	37,025,624	1,435,827	38,461,451	(17,356,172)	21,105,279
Stock Index Fund	1,617,306	98,153	1,715,459	(965,292)	750,167
Value Fund	2,481,032	295,235	2,776,267	(2,433,185)	343,082
Growth Fund	3,459,874	308,673	3,768,547	(1,630,116)	2,138,431
Small-Company Stock Fund	12,161,540	86,458	12,247,998	(3,726,112)	8,521,886
International Value Fund	4,356,777	444,676	4,801,453	(3,647,591)	1,153,862

64	Notes to Financial Statements

Directors and Officers

James F. Perna, Director and Chairman of the Board

Peter R. Morris, Director, President and Chief Executive Officer

Douglas W. Johnson, Director and Chairman of the Audit Committee

Kenneth R. Meyer, Director and Chairman of the Compensation Committee

Anthony M. Marinello, Director

Sheldon C. Petersen, Director

Mark Rose, Director

Peter J. Tonetti, Director

Anthony C. Williams, Director

Cynthia L. Dove, Vice President and Chief Operations Officer

Amy M. DiMauro, Treasurer

Danielle C. Sieverling, Chief Compliance Officer

Kelly B. Whetstone, Secretary

Directors and Officers	65

PORTFOLIO OF INVESTMENTS: S&P 500 Stock Master Portfolio

June 30, 2014 (Unaudited)

COMMON STOCKS	Shares	Value
(97.9% of net assets)

Aerospace & Defense—2.6%
The Boeing Co.	211,878	$26,957,238
General Dynamics Corp.	102,861	11,988,450
Honeywell International, Inc.	247,310	22,987,464
L-3 Communications Holdings, Inc.	27,230	3,288,023
Lockheed Martin Corp.	84,199	13,533,305
Northrop Grumman Corp.	67,633	8,090,936
Precision Castparts Corp.	45,716	11,538,718
Raytheon Co.	98,772	9,111,717
Rockwell Collins, Inc.	42,786	3,343,298
Textron, Inc.	88,176	3,376,259
United Technologies Corp.	266,346	30,749,646
Total Aerospace & Defense		144,965,054
Air Freight & Logistics—0.7%
C.H. Robinson Worldwide, Inc.	46,869	2,989,774
Expeditors International of Washington, Inc.	62,352	2,753,464
FedEx Corp.	87,724	13,279,659
United Parcel Service, Inc., Class B	222,608	22,852,937
Total Air Freight & Logistics		41,875,834
Airlines—0.3%
Delta Air Lines, Inc.	267,771	10,368,093
Southwest Airlines Co.	218,521	5,869,474
Total Airlines		16,237,567
Auto Components—0.4%
BorgWarner, Inc.	72,194	4,706,327
Delphi Automotive PLC	87,281	5,999,696
The Goodyear Tire & Rubber Co.	87,156	2,421,194
Johnson Controls, Inc.	209,738	10,472,218
Total Auto Components		23,599,435
Automobiles—0.7%
Ford Motor Co.	1,248,757	21,528,571
General Motors Co.	415,290	15,075,027
Harley-Davidson, Inc.	68,974	4,817,834
Total Automobiles		41,421,432
Banks—5.8%
Bank of America Corp.	3,320,971	51,043,324
BB&T Corp.	226,896	8,946,509
Citigroup, Inc.	959,344	45,185,102
Comerica, Inc.	57,439	2,881,140
Fifth Third Bancorp	268,579	5,734,162
Huntington Bancshares, Inc.	261,323	2,493,021
JPMorgan Chase & Co.	1,195,231	68,869,210
KeyCorp	278,914	3,996,838
M&T Bank Corp.	41,522	5,150,804
The PNC Financial Services Group, Inc. (b)	168,677	15,020,687
Regions Financial Corp.	435,581	4,625,870
SunTrust Banks, Inc.	168,342	6,743,780
US Bancorp	573,227	24,832,194
Wells Fargo & Co.	1,513,664	79,558,180
Zions Bancorporation	58,457	1,722,728
Total Banks		326,803,549

	Shares	Value

Beverages—2.1%
Brown-Forman Corp., Class B	51,187	$4,820,280
The Coca-Cola Co.	1,193,695	50,564,920
Coca-Cola Enterprises, Inc.	73,864	3,529,222
Constellation Brands, Inc., Class A	53,297	4,697,065
Dr Pepper Snapple Group, Inc.	62,020	3,633,132
Molson Coors Brewing Co., Class B	50,174	3,720,904
Monster Beverage Corp. (a)	42,733	3,035,325
PepsiCo, Inc.	478,775	42,773,758
Total Beverages		116,774,606
Biotechnology—2.5%
Alexion Pharmaceuticals, Inc. (a)	62,463	9,759,844
Amgen, Inc.	239,070	28,298,716
Biogen Idec, Inc. (a)	74,909	23,619,557
Celgene Corp. (a)	255,294	21,924,648
Gilead Sciences, Inc. (a)	484,974	40,209,194
Regeneron Pharmaceuticals, Inc. (a)	25,168	7,109,205
Vertex Pharmaceuticals, Inc. (a)	74,585	7,061,708
Total Biotechnology		137,982,872
Building Products—0.1%
Allegion PLC	28,386	1,608,919
Masco Corp.	112,581	2,499,298
Total Building Products		4,108,217
Capital Markets—2.2%
Affiliated Managers Group, Inc. (a)	17,455	3,585,257
Ameriprise Financial, Inc.	60,008	7,200,960
The Bank of New York Mellon Corp.	360,126	13,497,522
BlackRock, Inc. (b)	39,497	12,623,241
The Charles Schwab Corp.	369,803	9,958,795
E*Trade Financial Corp. (a)	91,087	1,936,510
Franklin Resources, Inc.	126,931	7,341,689
The Goldman Sachs Group, Inc.	131,341	21,991,737
Invesco Ltd.	136,632	5,157,858
Legg Mason, Inc.	32,478	1,666,446
Morgan Stanley	441,997	14,289,763
Northern Trust Corp.	70,131	4,503,112
State Street Corp.	136,038	9,149,916
T. Rowe Price Group, Inc.	82,968	7,003,329
Total Capital Markets		119,906,135
Chemicals—2.5%
Air Products & Chemicals, Inc.	67,036	8,622,170
Airgas, Inc.	21,113	2,299,417
CF Industries Holdings, Inc.	16,449	3,956,478
The Dow Chemical Co.	380,266	19,568,489
E.I. du Pont de Nemours & Co.	290,033	18,979,760
Eastman Chemical Co.	47,457	4,145,369
Ecolab, Inc.	85,321	9,499,640
FMC Corp.	42,048	2,993,397
International Flavors & Fragrances, Inc.	25,669	2,676,763
LyondellBasell Industries NV, Class A	131,563	12,847,127
Monsanto Co.	165,534	20,648,711

66	Appendix	The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: S&P 500 Stock Master Portfolio (continued)

June 30, 2014 (Unaudited)

	Shares	Value
(Common Stocks continued)

The Mosaic Co.	102,176	$5,052,603
PPG Industries, Inc.	43,662	9,175,569
Praxair, Inc.	92,508	12,288,763
The Sherwin-Williams Co.	26,752	5,535,256
Sigma-Aldrich Corp.	37,555	3,811,082
Total Chemicals		142,100,594
Commercial Services & Supplies—0.5%
The ADT Corp. (c)	55,053	1,923,552
Cintas Corp.	31,878	2,025,528
Iron Mountain, Inc.	53,940	1,912,173
Pitney Bowes, Inc.	64,033	1,768,591
Republic Services, Inc.	84,428	3,205,731
Stericycle, Inc. (a)	26,773	3,170,459
Tyco International Ltd.	145,666	6,642,370
Waste Management, Inc.	136,618	6,110,923
Total Commercial Services & Supplies		26,759,327
Communications Equipment—1.7%
Cisco Systems, Inc.	1,617,815	40,202,703
F5 Networks, Inc. (a)	23,911	2,664,642
Harris Corp.	33,576	2,543,382
Juniper Networks, Inc. (a)	149,652	3,672,460
Motorola Solutions, Inc.	71,444	4,756,027
QUALCOMM, Inc.	533,037	42,216,530
Total Communications Equipment		96,055,744
Construction & Engineering—0.2%
Fluor Corp.	50,269	3,865,686
Jacobs Engineering Group, Inc. (a)	41,763	2,225,133
Quanta Services, Inc. (a)	68,790	2,378,758
Total Construction & Engineering		8,469,577
Construction Materials—0.0%
Vulcan Materials Co.	41,302	2,633,003
Total Construction Materials		2,633,003
Consumer Finance—1.0%
American Express Co.	287,506	27,275,694
Capital One Financial Corp.	180,504	14,909,630
Discover Financial Services	147,267	9,127,609
Navient Corp.	133,555	2,365,259
Total Consumer Finance		53,678,192
Containers & Packaging—0.2%
Avery Dennison Corp.	29,984	1,536,680
Ball Corp.	44,019	2,759,111
Bemis Co., Inc.	31,974	1,300,063
MeadWestvaco Corp.	53,033	2,347,240
Owens-Illinois, Inc. (a)	52,120	1,805,437
Sealed Air Corp.	61,390	2,097,696
Total Containers & Packaging		11,846,227
Distributors—0.1%
Genuine Parts Co.	48,505	4,258,739
Total Distributors		4,258,739

	Shares	Value

Diversified Consumer Services—0.1%
H&R Block, Inc.	86,588	$2,902,430
Graham Holdings Co., Class B	1,385	994,582
Total Diversified Consumer Services		3,897,012
Diversified Financial Services—1.8%
Berkshire Hathaway, Inc., Class B (a)	568,607	71,962,902
CME Group, Inc.	99,678	7,072,154
IntercontinentalExchange Group, Inc.	36,346	6,865,759
Leucadia National Corp.	100,085	2,624,229
McGraw-Hill Financial, Inc.	85,958	7,137,093
Moody’s Corp.	59,385	5,205,689
The NASDAQ OMX Group, Inc.	37,180	1,435,892
Total Diversified Financial Services		102,303,718
Diversified Telecommunication Services—2.4%
AT&T, Inc.	1,639,025	57,955,924
CenturyLink, Inc.	180,901	6,548,616
Frontier Communications Corp.	316,458	1,848,115
Verizon Communications, Inc.	1,307,794	63,990,360
Windstream Holdings, Inc. (c)	190,284	1,895,229
Total Diversified Telecommunication Services		132,238,244
Electric Utilities—1.7%
American Electric Power Co., Inc.	154,132	8,595,942
Duke Energy Corp.	223,345	16,569,966
Edison International	102,886	5,978,705
Entergy Corp.	56,645	4,649,988
Exelon Corp.	271,179	9,892,610
FirstEnergy Corp.	132,599	4,603,837
NextEra Energy, Inc.	137,726	14,114,160
Northeast Utilities	99,782	4,716,695
Pepco Holdings, Inc.	79,261	2,178,092
Pinnacle West Capital Corp.	34,844	2,015,377
PPL Corp.	199,498	7,088,164
The Southern Co.	281,315	12,766,075
Xcel Energy, Inc.	158,513	5,108,874
Total Electric Utilities		98,278,485
Electrical Equipment—0.6%
AMETEK, Inc.	77,461	4,049,661
Eaton Corp. PLC	150,540	11,618,677
Emerson Electric Co.	221,610	14,706,040
Rockwell Automation, Inc.	43,719	5,471,870
Total Electrical Equipment		35,846,248
Electronic Equipment, Instruments & Components—0.4%
Amphenol Corp., Class A	49,632	4,781,547
Corning, Inc.	413,207	9,069,893
FLIR Systems, Inc.	44,714	1,552,917
Jabil Circuit, Inc.	58,460	1,221,814
TE Connectivity Ltd.	129,133	7,985,585
Total Electronic Equipment, Instruments & Components		24,611,756

The accompanying notes are an integral part of these financial statements.	Appendix	67

PORTFOLIO OF INVESTMENTS: S&P 500 Stock Master Portfolio (continued)

June 30, 2014 (Unaudited)

	Shares	Value
(Common Stocks continued)

Energy Equipment & Services—2.1%
Baker Hughes, Inc.	137,679	$10,250,202
Cameron International Corp. (a)	64,497	4,367,092
Diamond Offshore Drilling, Inc.	21,653	1,074,638
Ensco PLC, Class A	73,800	4,101,066
FMC Technologies, Inc. (a)	74,199	4,531,333
Halliburton Co.	266,718	18,939,645
Helmerich & Payne, Inc.	34,149	3,965,040
Nabors Industries Ltd.	82,648	2,427,372
National Oilwell Varco, Inc.	135,491	11,157,684
Noble Corp. PLC	80,277	2,694,096
Rowan Cos. PLC, Class A	39,370	1,257,084
Schlumberger Ltd.	411,238	48,505,522
Transocean Ltd.	107,450	4,838,474
Total Energy Equipment & Services		118,109,248
Food & Staples Retailing—2.2%
Costco Wholesale Corp.	138,414	15,939,756
CVS Caremark Corp.	369,262	27,831,277
The Kroger Co.	160,939	7,955,215
Safeway, Inc.	72,719	2,497,170
Sysco Corp.	184,600	6,913,270
Wal-Mart Stores, Inc.	509,013	38,211,606
Walgreen Co.	277,268	20,553,877
Whole Foods Market, Inc.	116,103	4,485,059
Total Food & Staples Retailing		124,387,230
Food Products—1.6%
Archer-Daniels-Midland Co.	206,705	9,117,758
Campbell Soup Co.	56,499	2,588,219
ConAgra Foods, Inc.	132,990	3,947,143
General Mills, Inc.	194,077	10,196,806
The Hershey Co.	47,142	4,590,217
Hormel Foods Corp.	42,532	2,098,954
The J.M. Smucker Co.	32,742	3,489,315
Kellogg Co.	80,519	5,290,098
Keurig Green Mountain, Inc.	40,094	4,996,113
Kraft Foods Group, Inc.	187,994	11,270,240
McCormick & Co., Inc.	41,236	2,952,085
Mead Johnson Nutrition Co.	63,820	5,946,109
Mondelez International, Inc., Class A	534,200	20,091,262
Tyson Foods, Inc., Class A	86,914	3,262,752
Total Food Products		89,837,071
Gas Utilities—0.0%
AGL Resources, Inc.	37,655	2,072,155
Total Gas Utilities		2,072,155
Health Care Equipment & Supplies—2.1%
Abbott Laboratories	474,344	19,400,670
Baxter International, Inc.	171,351	12,388,677
Becton Dickinson & Co.	61,012	7,217,720
Boston Scientific Corp. (a)	417,678	5,333,748
C.R. Bard, Inc.	24,089	3,444,968
CareFusion Corp. (a)	65,513	2,905,502
Covidien PLC	142,385	12,840,279
DENTSPLY International, Inc.	44,794	2,120,996
Edwards Lifesciences Corp. (a)	33,326	2,860,704
Intuitive Surgical, Inc. (a)	12,128	4,994,310

	Shares	Value

Medtronic, Inc.	315,484	$20,115,260
St. Jude Medical, Inc.	89,754	6,215,464
Stryker Corp.	93,377	7,873,549
Varian Medical Systems, Inc. (a)	32,824	2,728,987
Zimmer Holdings, Inc.	53,007	5,505,307
Total Health Care Equipment & Supplies		115,946,141
Health Care Providers & Services—2.0%
Aetna, Inc.	112,880	9,152,310
AmerisourceBergen Corp.	71,334	5,183,128
Cardinal Health, Inc.	107,450	7,366,772
Cigna Corp.	84,851	7,803,746
DaVita HealthCare Partners, Inc. (a)	56,140	4,060,045
Express Scripts Holding Co. (a)	244,121	16,924,909
Humana, Inc.	48,879	6,242,826
Laboratory Corp. of America Holdings (a)	26,817	2,746,061
McKesson Corp.	72,816	13,559,067
Patterson Cos., Inc.	25,811	1,019,793
Quest Diagnostics, Inc.	45,622	2,677,555
Tenet Healthcare Corp. (a)	30,831	1,447,207
UnitedHealth Group, Inc.	309,458	25,298,192
WellPoint, Inc.	88,331	9,505,299
Total Health Care Providers & Services		112,986,910
Health Care Technology—0.1%
Cerner Corp. (a)	93,250	4,809,835
Total Health Care Technology		4,809,835
Hotels, Restaurants & Leisure—1.6%
Carnival Corp.	138,484	5,213,923
Chipotle Mexican Grill, Inc. (a)	9,816	5,816,078
Darden Restaurants, Inc.	41,666	1,927,886
Marriott International, Inc., Class A	69,357	4,445,784
McDonald’s Corp.	312,145	31,445,487
Starbucks Corp.	237,778	18,399,262
Starwood Hotels & Resorts Worldwide, Inc.	60,629	4,900,036
Wyndham Worldwide Corp.	40,149	3,040,082
Wynn Resorts Ltd.	25,581	5,309,592
Yum! Brands, Inc.	139,386	11,318,143
Total Hotels, Restaurants & Leisure		91,816,273
Household Durables—0.4%
D.R. Horton, Inc.	90,379	2,221,516
Garmin Ltd.	38,652	2,353,907
Harman International Industries, Inc.	21,503	2,310,067
Leggett & Platt, Inc.	43,667	1,496,904
Lennar Corp., Class A	55,511	2,330,352
Mohawk Industries, Inc. (a)	19,317	2,672,314
Newell Rubbermaid, Inc.	87,362	2,707,348
PulteGroup, Inc.	107,888	2,175,022
Whirlpool Corp.	24,549	3,417,712
Total Household Durables		21,685,142
Household Products—1.8%
The Clorox Co.	40,618	3,712,485
Colgate-Palmolive Co.	274,625	18,723,933

68	Appendix	The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: S&P 500 Stock Master Portfolio (continued)

June 30, 2014 (Unaudited)

	Shares	Value
(Common Stocks continued)

Kimberly-Clark Corp.	119,001	$13,235,291
The Procter & Gamble Co.	854,555	67,159,477
Total Household Products		102,831,186
Independent Power & Renewable Electricity Producers—0.1%
The AES Corp.	208,423	3,240,978
NRG Energy, Inc.	106,492	3,961,502
Total Independent Power & Renewable Electricity Producers		7,202,480
Industrial Conglomerates—2.3%
3M Co.	196,301	28,118,155
Danaher Corp.	189,984	14,957,440
General Electric Co.	3,166,820	83,224,030
Roper Industries, Inc.	31,511	4,600,921
Total Industrial Conglomerates		130,900,546
Insurance—2.8%
ACE Ltd.	106,645	11,059,087
Aflac, Inc.	143,461	8,930,447
The Allstate Corp.	137,072	8,048,868
American International Group, Inc.	456,877	24,936,347
Aon PLC	93,645	8,436,478
Assurant, Inc.	22,672	1,486,150
The Chubb Corp.	77,213	7,116,722
Cincinnati Financial Corp.	46,470	2,232,419
Genworth Financial, Inc., Class A (a)	156,706	2,726,684
Hartford Financial Services Group, Inc.	142,005	5,085,199
Lincoln National Corp.	83,285	4,284,180
Loews Corp.	96,448	4,244,676
Marsh & McLennan Cos., Inc.	173,560	8,993,879
MetLife, Inc.	355,458	19,749,247
Principal Financial Group, Inc.	86,405	4,361,724
The Progressive Corp.	172,177	4,366,409
Prudential Financial, Inc.	145,898	12,951,365
Torchmark Corp.	27,719	2,270,740
The Travelers Cos., Inc.	109,743	10,323,524
Unum Group	81,284	2,825,432
XL Group PLC	85,768	2,807,187
Total Insurance		157,236,764
Internet & Catalog Retail—1.3%
Amazon.com, Inc. (a)	117,712	38,230,503
Expedia, Inc.	32,387	2,550,800
Netflix, Inc. (a)	18,932	8,341,439
priceline.com, Inc. (a)	16,559	19,920,477
TripAdvisor, Inc. (a)	35,136	3,817,878
Total Internet & Catalog Retail		72,861,097
Internet Software & Services—3.1%
Akamai Technologies, Inc. (a)	56,129	3,427,237
eBay, Inc. (a)	360,229	18,033,064
Facebook, Inc., Class A (a)	543,008	36,539,008
Google, Inc., Class A (a)	89,464	52,306,917
Google, Inc., Class C (a)	89,464	51,466,850
VeriSign, Inc. (a)	39,039	1,905,494
Yahoo!, Inc. (a)	295,688	10,387,519
Total Internet Software & Services		174,066,089

	Shares	Value

IT Services—3.3%
Accenture PLC, Class A	199,938	$16,162,988
Alliance Data Systems Corp. (a)	17,118	4,814,437
Automatic Data Processing, Inc.	152,246	12,070,063
Cognizant Technology Solutions Corp., Class A (a)	192,146	9,397,861
Computer Sciences Corp.	45,804	2,894,813
Fidelity National Information Services, Inc.	90,904	4,976,085
Fiserv, Inc. (a)	78,722	4,748,511
International Business Machines Corp.	300,480	54,468,010
Mastercard, Inc., Class A	317,341	23,315,043
Paychex, Inc.	102,226	4,248,513
Teradata Corp. (a)(c)	49,822	2,002,844
Total System Services, Inc.	52,439	1,647,109
Visa, Inc., Class A	158,761	33,452,530
The Western Union Co.	170,249	2,952,118
Xerox Corp.	345,054	4,292,472
Total IT Services		181,443,397
Leisure Products—0.1%
Hasbro, Inc.	36,448	1,933,566
Mattel, Inc.	107,005	4,169,985
Total Leisure Products		6,103,551
Life Sciences Tools & Services—0.5%
Agilent Technologies, Inc.	105,239	6,044,928
PerkinElmer, Inc.	35,747	1,674,390
Thermo Fisher Scientific, Inc.	125,984	14,866,112
Waters Corp. (a)	26,778	2,796,694
Total Life Sciences Tools & Services		25,382,124
Machinery—1.7%
Caterpillar, Inc.	197,146	21,423,856
Cummins, Inc.	54,014	8,333,820
Deere & Co.	114,898	10,404,014
Dover Corp.	52,588	4,782,879
Flowserve Corp.	43,387	3,225,823
Illinois Tool Works, Inc.	119,884	10,497,043
Ingersoll-Rand PLC	79,284	4,956,043
Joy Global, Inc. (c)	31,481	1,938,600
PACCAR, Inc.	112,009	7,037,526
Pall Corp.	34,633	2,957,312
Parker Hannifin Corp.	47,032	5,913,333
Pentair PLC	61,500	4,435,380
Snap-on, Inc.	18,389	2,179,464
Stanley Black & Decker, Inc.	49,281	4,327,857
Xylem, Inc.	58,061	2,269,024
Total Machinery		94,681,974
Media—3.5%
Cablevision Systems Corp., New York Group, Class A (c)	68,342	1,206,236
CBS Corp., Class B	166,923	10,372,595
Comcast Corp., Class A	821,028	44,072,783
DIRECTV (a)	147,984	12,580,120
Discovery Communications, Inc., Class A (a)	68,872	5,115,812
Gannett Co., Inc.	71,481	2,238,070

The accompanying notes are an integral part of these financial statements.	Appendix	69

PORTFOLIO OF INVESTMENTS: S&P 500 Stock Master Portfolio (continued)

June 30, 2014 (Unaudited)

	Shares	Value
(Common Stocks continued)

The Interpublic Group of Cos., Inc.	133,825	$2,610,926
News Corp., Class A (a)	157,236	2,820,814
Omnicom Group, Inc.	81,612	5,812,407
Scripps Networks Interactive, Inc., Class A	33,863	2,747,644
Time Warner Cable, Inc.	87,985	12,960,191
Time Warner, Inc.	278,585	19,570,596
Twenty-First Century Fox, Inc., Class A	604,690	21,254,853
Viacom, Inc., Class B	123,534	10,714,104
The Walt Disney Co.	508,653	43,611,908
Total Media		197,689,059
Metals & Mining—0.5%
Alcoa, Inc.	370,188	5,512,099
Allegheny Technologies, Inc.	34,279	1,545,983
Freeport-McMoRan Copper & Gold, Inc.	328,021	11,972,766
Newmont Mining Corp.	157,422	4,004,816
Nucor Corp.	100,566	4,952,875
United States Steel Corp. (c)	45,488	1,184,508
Total Metals & Mining		29,173,047
Multi-Utilities—1.2%
Ameren Corp.	76,616	3,132,062
CenterPoint Energy, Inc.	135,701	3,465,804
CMS Energy Corp.	85,094	2,650,678
Consolidated Edison, Inc.	92,491	5,340,430
Dominion Resources, Inc.	183,670	13,136,079
DTE Energy Co.	55,898	4,352,777
Integrys Energy Group, Inc.	25,306	1,800,016
NiSource, Inc.	99,430	3,911,576
PG&E Corp.	146,765	7,047,655
Public Service Enterprise Group, Inc.	159,765	6,516,814
SCANA Corp.	44,708	2,405,738
Sempra Energy	71,998	7,538,911
TECO Energy, Inc.	64,444	1,190,925
Wisconsin Energy Corp. (c)	71,250	3,343,050
Total Multi-Utilities		65,832,515
Multiline Retail—0.6%
Dollar General Corp. (a)	95,779	5,493,884
Dollar Tree, Inc. (a)	65,235	3,552,698
Family Dollar Stores, Inc.	30,190	1,996,767
Kohl’s Corp.	61,558	3,242,875
Macy’s, Inc.	113,842	6,605,113
Nordstrom, Inc.	44,408	3,016,635
Target Corp.	200,055	11,593,187
Total Multiline Retail		35,501,159
Oil, Gas & Consumable Fuels—8.5%
Anadarko Petroleum Corp.	159,496	17,460,027
Apache Corp.	121,818	12,257,327
Cabot Oil & Gas Corp.	131,808	4,499,925
Chesapeake Energy Corp.	159,887	4,969,288
Chevron Corp.	601,183	78,484,441
Cimarex Energy Co.	27,483	3,942,711
ConocoPhillips	387,713	33,238,635
CONSOL Energy, Inc.	72,598	3,344,590

	Shares	Value

Denbury Resources, Inc.	111,113	$2,051,146
Devon Energy Corp.	121,083	9,613,990
EOG Resources, Inc.	172,587	20,168,517
EQT Corp.	47,921	5,122,755
Exxon Mobil Corp.	1,356,201	136,542,317
Hess Corp.	83,361	8,243,569
Kinder Morgan, Inc.	210,991	7,650,534
Marathon Oil Corp.	213,532	8,524,197
Marathon Petroleum Corp.	91,162	7,117,017
Murphy Oil Corp.	53,284	3,542,320
Newfield Exploration Co. (a)	43,090	1,904,578
Noble Energy, Inc.	113,449	8,787,760
Occidental Petroleum Corp.	248,111	25,463,632
ONEOK, Inc.	65,641	4,468,839
Peabody Energy Corp.	85,897	1,404,416
Phillips 66	178,708	14,373,484
Pioneer Natural Resources Co.	45,174	10,381,437
QEP Resources, Inc.	56,855	1,961,498
Range Resources Corp.	53,258	4,630,783
Southwestern Energy Co. (a)	111,494	5,071,862
Spectra Energy Corp.	211,797	8,997,137
Tesoro Corp.	40,856	2,397,022
Valero Energy Corp.	168,515	8,442,601
The Williams Cos., Inc.	233,196	13,574,339
Total Oil, Gas & Consumable Fuels		478,632,694
Paper & Forest Products—0.1%
International Paper Co.	136,821	6,905,356
Total Paper & Forest Products		6,905,356
Personal Products—0.1%
Avon Products, Inc.	137,175	2,004,127
The Estee Lauder Cos., Inc., Class A	79,799	5,925,874
Total Personal Products		7,930,001
Pharmaceuticals—6.0%
AbbVie, Inc.	502,146	28,341,120
Actavis PLC (a)	55,090	12,287,825
Allergan, Inc.	93,969	15,901,434
Bristol-Myers Squibb Co.	523,339	25,387,175
Eli Lilly & Co.	311,100	19,341,087
Forest Laboratories, Inc. (a)	75,752	7,499,448
Hospira, Inc. (a)	52,777	2,711,154
Johnson & Johnson	893,445	93,472,216
Merck & Co., Inc.	922,921	53,390,980
Mylan, Inc. (a)	118,019	6,085,060
Perrigo Co. PLC	42,253	6,158,797
Pfizer, Inc.	2,014,428	59,788,223
Zoetis, Inc.	158,213	5,105,534
Total Pharmaceuticals		335,470,053
Professional Services—0.2%
The Dun & Bradstreet Corp.	11,699	1,289,230
Equifax, Inc.	38,532	2,795,111
Nielsen Holdings NV	95,722	4,633,902
Robert Half International, Inc.	43,428	2,073,253
Total Professional Services		10,791,496

70	Appendix	The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: S&P 500 Stock Master Portfolio (continued)

June 30, 2014 (Unaudited)

	Shares	Value
(Common Stocks continued)

Real Estate Investment Trusts (REITs)—2.1%
American Tower Corp.	124,975	$11,245,250
Apartment Investment & Management Co., Class A	46,247	1,492,391
AvalonBay Communities, Inc.	38,473	5,470,476
Boston Properties, Inc.	48,328	5,711,403
Crown Castle International Corp.	105,409	7,827,672
Equity Residential	106,063	6,681,969
Essex Property Trust, Inc.	19,741	3,650,308
General Growth Properties, Inc.	164,645	3,879,036
HCP, Inc.	144,692	5,987,355
Health Care REIT, Inc. (c)	96,459	6,045,086
Host Hotels & Resorts, Inc.	239,028	5,261,006
Kimco Realty Corp.	129,651	2,979,380
The Macerich Co.	44,426	2,965,435
Plum Creek Timber Co., Inc. (c)	55,919	2,521,947
Prologis, Inc.	157,795	6,483,797
Public Storage	45,769	7,842,518
Simon Property Group, Inc.	98,114	16,314,396
Ventas, Inc.	92,518	5,930,404
Vornado Realty Trust	55,040	5,874,419
Weyerhaeuser Co. (c)	184,817	6,115,595
Total Real Estate Investment Trusts (REITs)		120,279,843
Real Estate Management & Development—0.1%
CBRE Group, Inc., Class A (a)	88,067	2,821,667
Total Real Estate Management & Development		2,821,667
Road & Rail—1.0%
CSX Corp.	317,172	9,772,069
Kansas City Southern	34,838	3,745,433
Norfolk Southern Corp.	97,785	10,074,789
Ryder System, Inc.	16,788	1,478,855
Union Pacific Corp.	286,028	28,531,293
Total Road & Rail		53,602,439
Semiconductors & Semiconductor Equipment—2.3%
Altera Corp.	98,954	3,439,641
Analog Devices, Inc.	99,202	5,363,852
Applied Materials, Inc.	384,445	8,669,235
Avago Technologies Ltd.	79,488	5,728,700
Broadcom Corp., Class A	175,499	6,514,523
First Solar, Inc. (a)	22,445	1,594,942
Intel Corp.	1,572,072	48,577,025
KLA-Tencor Corp.	52,370	3,804,157
Lam Research Corp.	51,196	3,459,826
Linear Technology Corp.	74,697	3,515,988
Microchip Technology, Inc.	63,245	3,086,988
Micron Technology, Inc. (a)	338,020	11,137,759
NVIDIA Corp.	176,189	3,266,544
Texas Instruments, Inc.	340,862	16,289,795
Xilinx, Inc.	84,879	4,015,625
Total Semiconductors & Semiconductor Equipment		128,464,600
Software—3.4%
Adobe Systems, Inc. (a)	146,178	10,577,440
Autodesk, Inc. (a)	71,955	4,056,823
CA, Inc.	100,746	2,895,440

	Shares	Value

Citrix Systems, Inc. (a)	51,762	$3,237,713
Electronic Arts, Inc. (a)	99,323	3,562,716
Intuit, Inc.	89,648	7,219,354
Microsoft Corp.	2,373,932	98,992,964
Oracle Corp.	1,084,293	43,946,395
Red Hat, Inc. (a)	59,789	3,304,538
Salesforce.com, Inc. (a)	178,386	10,360,659
Symantec Corp.	218,423	5,001,887
Total Software		193,155,929
Specialty Retail—1.9%
AutoNation, Inc. (a)	20,018	1,194,674
AutoZone, Inc. (a)	10,495	5,627,839
Bed Bath & Beyond, Inc. (a)	64,444	3,697,797
Best Buy Co., Inc.	87,008	2,698,118
CarMax, Inc. (a)	69,636	3,621,768
GameStop Corp., Class A	36,159	1,463,355
The Gap, Inc.	82,139	3,414,518
The Home Depot, Inc.	432,065	34,979,982
L Brands, Inc.	77,439	4,542,572
Lowe’s Cos., Inc.	314,978	15,115,794
O’Reilly Automotive, Inc. (a)	33,507	5,046,154
PetSmart, Inc.	31,346	1,874,491
Ross Stores, Inc.	67,095	4,436,992
Staples, Inc.	204,578	2,217,626
Tiffany & Co.	35,044	3,513,161
TJX Cos., Inc.	221,179	11,755,664
Tractor Supply Co.	43,720	2,640,688
Urban Outfitters, Inc. (a)	32,218	1,090,902
Total Specialty Retail		108,932,095
Technology Hardware, Storage & Peripherals—4.2%
Apple, Inc.	1,904,219	176,959,072
EMC Corp.	646,536	17,029,758
Hewlett-Packard Co.	591,011	19,905,251
NetApp, Inc.	104,608	3,820,284
SanDisk Corp.	71,436	7,460,061
Seagate Technology PLC	103,145	5,860,699
Western Digital Corp.	66,107	6,101,676
Total Technology Hardware, Storage & Peripherals		237,136,801
Textiles, Apparel & Luxury Goods—0.8%
Coach, Inc.	86,608	2,961,128
Fossil Group, Inc. (a)	15,019	1,569,786
Michael Kors Holdings Ltd. (a)	56,770	5,032,660
NIKE, Inc., Class B	232,962	18,066,203
PVH Corp.	25,980	3,029,268
Ralph Lauren Corp.	18,500	2,972,765
Under Armour, Inc., Class A (a)	51,143	3,042,497
VF Corp.	108,733	6,850,179
Total Textiles, Apparel & Luxury Goods		43,524,486
Thrifts & Mortgage Finance—0.1%
Hudson City Bancorp, Inc.	150,515	1,479,563
People’s United Financial, Inc.	98,207	1,489,800
Total Thrifts & Mortgage Finance		2,969,363
Tobacco—1.4%
Altria Group, Inc.	627,328	26,310,136
Lorillard, Inc.	114,486	6,980,211

The accompanying notes are an integral part of these financial statements.	Appendix	71

PORTFOLIO OF INVESTMENTS: S&P 500 Stock Master Portfolio (continued)

June 30, 2014 (Unaudited)

	Shares	Value
(Common Stocks continued)

Philip Morris International, Inc.	496,735	$41,879,728
Reynolds American, Inc.	98,259	5,929,931
Total Tobacco		81,100,006
Trading Companies & Distributors—0.2%
Fastenal Co.	86,217	4,266,879
W.W. Grainger, Inc.	19,250	4,894,698
Total Trading Companies & Distributors		9,161,577
Total Long-Term Investments (Cost—$3,055,763,724)		5,500,084,966

SHORT-TERM SECURITIES
(1.9% of net assets)
BlackRock Cash Funds:
Institutional, SL Agency Shares, 0.14% (b)(d)(e)	99,157,518	99,157,518
Prime, SL Agency Shares, 0.11% (b)(d)(e)	5,874,248	5,874,248
Total Short-Term Securities (Cost $105,031,766)		105,031,766
TOTAL INVESTMENTS BEFORE INVESTMENTS SOLD SHORT (Cost $3,160,795,490*)—99.8%		5,605,116,732

INVESTMENTS SOLD SHORT	Shares	Value
(0.0% of net assets)

Energy Equipment & Services
Seventy Seven Energy, Inc. (f)	(11,420)	$(268,941)
Total Investments Sold Short (Proceeds $268,983)		(268,941)
TOTAL INVESTMENTS, NET OF INVESTMENTS SOLD SHORT (Cost $3,160,526,507)—99.8%		5,604,847,791
OTHER ASSETS LESS LIABILITIES—0.2%		13,100,369
NET ASSETS—100.0%		$5,617,948,160

*	As of June 30, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$2,806,680,714

Gross unrealized appreciation	2,882,462,642
Gross unrealized depreciation	(84,026,624)

Net unrealized appreciation	$2,798,436,018

(a)	Non-income producing security.
(b)	Investments in issuers considered to be an affiliate of the Master Portfolio during the period ended June 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2013	Shares Purchased		Shares Sold	Shares Held at June 30, 2014	Value at June 30, 2014	Income	Realized Gain
BlackRock Inc.	40,465	—		(968)	39,497	$12,623,241	$154,327	$80,596
BlackRock Cash Funds: Institutional, SL Agency Shares	92,138,359	7,019,159	[1]	—	99,157,518	$99,157,518	$41,578	$—
BlackRock Cash Funds: Prime, SL Agency Shares	11,657,294	—		(5,783,046)[2]	5,874,248	$5,874,248	$53,775	$—
The PNC Financial Services Group, Inc.	169,461	2,060		(2,844)	168,677	$15,020,687	$155,156	$46,015

[1]	Represents net shares purchased.
[2]	Represents net shares sold.

(c)	Security, or a portion of security, is on loan.
(d)	All or a portion of security was purchased with the cash collateral from loaned securities.
(e)	Represents the current yield as of report date.
(f)	In order to track the performance of its benchmark index, the Master Portfolio sold non-index securities that it subsequently received in corporate actions occurring on the opening of market trading on the following business day.

•	Financial futures contracts outstanding as of June 30, 2014, were as follows:

Contracts Purchased	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
1,094	S&P 500 E-Mini Index	Chicago Mercantile	September 2014	$106,796,280	$508,020

•

For Master Portfolio compliance purposes, the Master Portfolio’s sector and industry classifications refer to any one or more of the sector and industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector and industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest

72	Appendix	The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: S&P 500 Stock Master Portfolio (continued)

June 30, 2014 (Unaudited)

priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy as of June 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks[3]	$5,500,084,966	—	—	$5,500,084,966
Short-Term Securities:
Money Market Funds	105,031,766	—	—	105,031,766
Assets:
Investments:
Investments Sold Short	(268,941)			(268,941)

Total	$5,604,847,791	—	—	$5,604,847,791

[3]	See above Schedule of Investments for values in each industry.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Equity contracts	$508,020	$—	$—	$508,020

Total	$508,020	$—	$—	$508,020

[1]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Master Portfolio may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$3,236	—	—	$3,236
Cash pledged for financial futures contracts	4,625,000	—	—	4,625,000
Liabilities:
Collateral on securities loaned at value	—	$(5,874,248)	—	(5,874,248)

Total	$4,628,236	$(5,874,248)	—	$(1,246,012)

There were no transfers between levels during the six months ended June 30, 2014.

The accompanying notes are an integral part of these financial statements.	Appendix	73

STATEMENT OF ASSETS AND LIABILITIES: S&P 500 Stock Master Portfolio

June 30, 2014 (Unaudited)

ASSETS
Investments at value—unaffiliated (including securities loaned of $5,760,021) (cost—$3,039,494,984)	$5,472,441,038
Investments at value—affiliated (cost—$121,300,506)	132,675,694
Cash	3,236
Contributions receivable from investors	12,792,920
Dividends receivable	5,828,307
Cash pledged for financial futures contracts	4,625,000
Investments sold receivable	516,721
Variation margin receivable on financial futures contracts	20,186
Securities lending income receivable—affiliated	4,889
Total assets	5,628,907,991

LIABILITIES
Collateral on securities loaned at value	5,874,248
Investments purchased payable	4,562,956
Investments sold short at value (proceeds—$268,983)	268,941
Investment advisory fees payable	207,635
Trustees’ fees payable .	37,000
Professional fees payable	9,051
Total liabilities	10,959,831
Net Assets	$5,617,948,160

NET ASSETS CONSIST OF
Investors’ capital	3,173,118,856
Net unrealized appreciation/depreciation	2,444,829,304
NET ASSETS	$5,617,948,160
STATEMENT OF OPERATIONS: S&P 500 Stock Master Portfolio

Six Months Ended June 30, 2014 (Unaudited)

INVESTMENT INCOME
Dividends—unaffiliated	$53,015,324
Dividends—affiliated	309,483
Securities lending—affiliated—net	53,775
Income—affiliated	41,578
Foreign taxes withheld	(8,551)
Total income	53,411,609

EXPENSES
Investment advisory	1,326,592
Trustees	81,330
Professional	21,050
Total expenses	1,428,972
Less fees waived and/or reimbursed by Manager	(123,488)
Total expenses after fees reimbursed	1,305,484
NET INVESTMENT INCOME	52,106,125

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain from:
Investments—unaffiliated	28,946,253
Investments—affiliated	126,611
Financial futures contracts	8,043,017
Net realized gain	37,115,881
Net change in unrealized appreciation/depreciation on:
Investments	284,112,598
Financial futures contracts	(169,340)
Short sales	42
Net change in unrealized appreciation/depreciation	283,943,300
TOTAL REALIZED AND UNREALIZED GAIN	321,059,181
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$373,165,306

74	Appendix	The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS: S&P 500 Stock Master Portfolio

INCREASE (DECREASE) IN NET ASSETS	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013

Operations
Net investment income	$52,106,125	$82,885,589
Net realized gain	37,115,881	8,349,909
Net change in unrealized appreciation/depreciation	283,943,300	992,927,582
Net increase in net assets resulting from operations	373,165,306	1,084,163,080
Capital Transactions
Proceeds from contributions	786,436,602	3,187,732,511
Value of withdrawals	(812,783,955)	(718,697,605)
Net increase (decrease) in net assets derived from capital transactions	(26,347,353)	2,469,034,906
NET ASSETS
TOTAL INCREASE IN NET ASSETS	346,817,953	3,553,197,986
Beginning of period	5,271,130,207	1,717,932,221
End of period	$5,617,948,160	$5,271,130,207

FINANCIAL HIGHLIGHTS: S&P 500 Stock Master Portfolio

	Six Months Ended June 30, 2014 (Unaudited)	For Year Ended December 31,
		2013	2012	2011	2010	2009
TOTAL INVESTMENT RETURN	7.10%[1]	32.33%	15.98%	2.13%	15.06%	26.63%

Ratio to Average Net Assets
Total expenses	0.05%[2]	0.05%	0.06%	0.06%	0.05%	0.05%
Total expenses after fees reimbursed	0.05%[2]	0.05%	0.05%	0.05%	0.05%	0.05%
Net investment income	1.96%[2]	2.08%	2.22%	2.08%	2.01%	2.35%

SUPPLEMENTAL DATA
Net assets, end of period (000)	$5,617,948	$5,271,130	$1,717,932	$2,108,316	$2,158,717	$2,049,062
Portfolio turnover	2%	2%	10%	5%	9%	5%

[1]	Aggregate total investment return.
[2]	Annualized

The accompanying notes are an integral part of these financial statements.	Appendix	75

NOTES TO FINANCIAL STATEMENTS: S&P 500 Stock Master Portfolio

(Unaudited)

1. ORGANIZATION

S&P 500 Stock Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. MIP is organized as a Delaware statutory trust.

The Master Portfolio, together with certain other registered investment companies advised by the Manager or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

Reorganization: The Board of Trustees of MIP (the “Board”) and the Board of Master S&P 500 Index Series, a series of Quantitative Master Series LLC (the “Target Master Portfolio”), approved the reorganization of the Target Master Portfolio into the Master Portfolio pursuant to which the Master Portfolio acquired substantially all of the assets and substantially all of the liabilities of the Target Master Portfolio in exchange for beneficial interests of the Master Portfolio (the “Master Reorganization”). The Master Reorganization was approved by the shareholders of each feeder fund that invests its assets in the Target Master Portfolio. The Target Master Portfolio is the surviving entity for tax purposes.

The Target Master Portfolio’s net assets and composition of net assets on April 19, 2013, the valuation date of the reorganization, were as follows:

Net assets	$2,515,780,312
Investors’ capital	$1,709,840,605
Net unrealized appreciation	$805,939,707

For financial reporting purposes, assets received by the Master Portfolio were recorded at fair value. However, the cost basis of the investments being received from the Target Master Portfolio were carried forward to align ongoing reporting of the Master Portfolio’s realized and unrealized gains and losses for tax purposes.

The net assets of the Master Portfolio before the acquisition were $2,116,282,511. The aggregate net assets of the Master Portfolio immediately after the acquisition amounted to $4,632,062,823. The Target Master Portfolio’s fair value and cost of investments prior to the reorganization were as follows:

	Fair Value of Investments	Cost of Investments
Target Master Portfolio	$2,451,677,239	$1,645,737,532

The purpose of this transaction was to combine two portfolios managed by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. The reorganization was a tax-free event and was effective on April 22, 2013.

Assuming the acquisition had been completed on January 1, 2013, the beginning of the fiscal reporting period of the Master Portfolio, the pro forma results of operations for the year ended December 31, 2013 are as follows:

•	Net investment income: $98,196,994
•	Net realized and change in unrealized gain on investments: $1,618,199,797
•	Net increase in net assets resulting from operations: $1,716,396,791

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Master Portfolio that have been included in the Master Portfolio’s Statement of Operations since April 22, 2013.

Reorganization costs incurred in connection with the reorganization were expensed by the Master Portfolio and reimbursed by BFA.

2. SIGNIFICANT ACCOUNTING POLICIES

The Master Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Master Portfolio:

Valuation: US GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Master Portfolio for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

76	Appendix

NOTES TO FINANCIAL STATEMENTS: S&P 500 Stock Master Portfolio (continued)

(Unaudited)

Segregation and Collateralization: In cases where a Master Portfolio enters into certain investments (e.g., financial futures contracts), that would be “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Master Portfolio’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Master Portfolio’s financial statement disclosures.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Master Portfolio has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. SECURITIES AND OTHER INVESTMENTS

Preferred Stock: The Master Portfolio may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Short Sales: The Master Portfolio may enter into short sale transactions in which the Master Portfolio sells a security it does not hold in anticipation of a decline in the market price of that security. When the Master Portfolio makes a short sale, it will borrow the security sold short and deliver the security to the counterparty to which it sold the security short. An amount equal to the proceeds received by the Master Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Master Portfolio is required to repay the counterparty any dividends received on the security sold short, which is shown as dividend expense in the Statement of Operations. The Master Portfolio may pay a fee on the assets borrowed from the counterparty, which is shown as stock loan fees in the Statement of Operations. The Master Portfolio maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. The Master Portfolio may receive interest on the cash collateral deposited with the broker-dealer. The Master Portfolio is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Master Portfolio sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance the Master Portfolio will be able to close out a short position at a particular time or at an acceptable price.

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio on the next business day. During the term of the loan, the Master Portfolio earns dividend or interest income on the securities loaned but does not receive interest income on any securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and

Appendix	77

NOTES TO FINANCIAL STATEMENTS: S&P 500 Stock Master Portfolio (continued)

(Unaudited)

Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. As of June 30, 2014, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of the Master Portfolio’s securities lending agreements by counterparty which are subject to offset under an MSLA as of June 30, 2014:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Citigroup Global Markets, Inc.	$26,904	$(26,904)	—
Goldman Sachs & Co.	157,850	(157,850)	—
JPMorgan Clearing Corp.	3,957,522	(3,957,522)	—
Morgan Stanley & Co. LLC	55,039	(55,039)	—
National Financial Services LLC	182,854	(182,854)	—
State Street Bank & Trust Co.	1,379,852	(1,379,852)	—

Total	$5,760,021	$(5,760,021)	—

[1]

Collateral with a value of $5,874,248 has been received in connection with securities lending agreements. Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risk, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities lent if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. DERIVATIVE FINANCIAL INSTRUMENTS

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to economically hedge their exposure to certain risks such as equity risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Master Portfolio purchases and/or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited, if any, is recorded on the Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Master Portfolio as unrealized appreciation or depreciation and, if applicable, as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

The following is a summary of the Master Portfolio’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of June 30, 2014

	Derivative Assets
	Statement of Assets and Liabilities Location	Value
Equity contracts	Net unrealized appreciation/ depreciation[2]	$508,020

[2]

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statement of Operations Six Months ended June 30, 2014
Net Realized Gain From
Equity contracts:
Financial futures contracts	$8,043,035

Net Change in Unrealized Appreciation/Depreciation on
Equity contracts:
Financial futures contracts	$(169,340)

78	Appendix

NOTES TO FINANCIAL STATEMENTS: S&P 500 Stock Master Portfolio (continued)

(Unaudited)

For the six months ended June 30, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	810
Average notional value of contracts purchased	$77,917,630

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Master Portfolio’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Master Portfolio. With exchanged traded futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

5. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement (the “Investment Advisory Agreement”) with BFA, the Master Portfolio’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. BFA is responsible for the management of the Master Portfolio’s investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio. For such services, the Master Portfolio pays BFA a monthly fee based on a percentage of the Master Portfolio’s average daily net assets at an annual rate of 0.05%.

MIP entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). BAL may delegate certain of its administration duties to sub-administrators.

BAL, in consideration thereof, has agreed to bear all of the Master Portfolio’s and MIP’s ordinary operating expenses excluding, generally,

investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolio.

BAL is not entitled to compensation for providing administration services to the Master Portfolio, for so long as BAL is entitled to compensation for providing administration services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BAL (or an affiliate) receives investment advisory fees from the Master Portfolio.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Master Portfolio’s investment in other affiliated investment companies, if any. This amount is included in fees waived by Manager in the Statement of Operations. For the six months ended June 30, 2014, the amount waived was $21,087.

The fees and expenses of the MIP’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and MIP’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. BFA has contractually agreed to cap the expenses of the Master Portfolio at the rate at which the Master Portfolio pays an advisory fee to BFA by providing an offsetting credit against the investment advisory fees paid by the Master Portfolio in an amount equal to the independent expenses. This contractual waiver is effective through April 30, 2015. The amount of the waiver, if any, is included in fees reimbursed in the Statement of Operations.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by the Manager or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04% until December 31, 2014 and 0.05% thereafter (the “collateral investment fees”).

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent. Pursuant to a securities lending agreement effective February 1, 2014, BTC may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to such agreement, the Master Portfolio retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned

Appendix	79

NOTES TO FINANCIAL STATEMENTS: S&P 500 Stock Master Portfolio (continued)

(Unaudited)

across the Equity-Liquidity Complex in a calendar year exceeds the aggregate securities lending income earned across the Equity-Liquidity Complex through the lending of specials only securities in the calendar year 2013, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income. Prior to February 1, 2014, the Master Portfolio retained 65% of securities lending income and paid a fee to BTC equal to 35% of such income. The share of securities lending income earned by the Master Portfolio is shown as securities lending — affiliated — net in the Statement of Operations. For the six months ended June 30, 2014, the Master Portfolio paid BTC $20,187 in total for securities lending agent services and collateral investment fees.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

The Master Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers or common trustees. For the six months ended June 30, 2014, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as $32,963,411 and $9,613,682, respectively.

6. PURCHASES AND SALES

Purchases and sales of investments, excluding short-term securities for the six months ended June 30, 2014, were $88,274,249 and $143,312,458, respectively.

7. INCOME TAX INFORMATION

The Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns remains open for each of the four years ended December 31, 2013. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

8. BANK BORROWINGS

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Master Portfolio may borrow to fund shareholder redemptions. The agreement expires in April 2015. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Master Portfolio did not borrow under the credit agreement during the six months ended June 30, 2014.

9. MARKET AND CREDIT RISK

In the normal course of business, the Master Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity with which the Master Portfolio has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

10. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

80	Appendix

S&P 500 Stock Master Portfolio

Disclosure of Investment Advisory Agreement

The Board of Trustees of Master Investment Portfolio (the “Master Fund”) met in person on April 24, 2014 (the “April Meeting”) and May 28-30, 2014 (the “May Meeting”) to consider the approval of the Master Fund’s investment advisory agreement (the “Agreement”) with BlackRock Fund Advisors (the “Manager” or “BlackRock”), the Master Fund’s investment advisor, on behalf of S&P 500 Stock Master Portfolio (the “Master Portfolio”), a series of the Master Fund. BlackRock S&P 500 Stock Fund (the “Portfolio”), a series of BlackRock Funds III (the “Fund”), is a “feeder” fund that invests all of its investable assets in the Master Portfolio. Accordingly, the Board of Trustees of the Fund also considered the approval of the Agreement with respect to the Master Portfolio. For simplicity, (a) the Board of Trustees of the Master Fund and the Board of Trustees of the Fund are referred to herein collectively as the “Board,” and the members are referred to as “Board Members,” and (b) the shareholders of the Portfolio and the interest holders of the Master Portfolio are referred to as “shareholders.”

ACTIVITIES AND COMPOSITION OF THE BOARD

The Board consists of fifteen individuals, thirteen of whom are not “interested persons” of the Master Fund or the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master Fund or the Fund, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

THE AGREEMENT

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two or three days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Master Portfolio and the Portfolio by BlackRock, its personnel and its affiliates, including (as applicable) investment management; administrative and shareholder services; oversight of fund service providers; marketing services; risk oversight; compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Master Portfolio, the Portfolio and their shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against their peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master Portfolio and/or the Portfolio for services, such as marketing and distribution, call center and fund accounting; (c) the Master Portfolio’s and/or the Portfolio’s operating expenses and how BlackRock allocates expenses to the Master Portfolio and the Portfolio; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Master Portfolio’s and the Portfolio’s investment objective, policies and restrictions, and meeting new regulatory requirements; (e) the Master Fund’s and the Fund’s compliance with its respective Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master Fund’s and/or the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between the services provided to these products as compared to the Master Portfolio and/or the Portfolio; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of BlackRock’s product pipeline, opportunities to consolidate funds and BlackRock’s commitment to investment performance. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as: BlackRock’s profitability, implementation of alternative investment strategies, investment performance, portfolio manager compensation and accountability, portfolio managers’ investments in the funds they manage, supplemental service agreements with third party distribution partners, subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties) and management fee levels and breakpoints. The Board further considered the importance of: (i) BlackRock’s management organization; (ii) marketing support for the funds; (iii) services provided to the funds by BlackRock affiliates; and (iv) BlackRock’s oversight of relationships with third party service providers.

BOARD CONSIDERATIONS IN APPROVING THE AGREEMENT

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on fees and expenses of the Master Portfolio and the Portfolio, as applicable, as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of the Portfolio as compared with a peer group of funds as determined by Lipper1, as well as the gross investment performance of the Portfolio as compared with

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

Appendix	81

S&P 500 Stock Master Portfolio

Disclosure of Investment Advisory Agreement (continued)

its benchmark; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Master Portfolio and/or the Portfolio to BlackRock; (g) sales and redemption data regarding the Portfolio’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board of the Master Fund, including all the Independent Board Members, approved the continuation of the Agreement between the Manager and the Master Fund with respect to the Master Portfolio for a one-year term ending June 30, 2015. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreement with respect to the Master Portfolio and found the Agreement to be satisfactory. In approving the continuation of the Agreement, the Board of the Master Fund considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Master Portfolio, the Portfolio and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Master Portfolio and the Portfolio; (d) the Portfolio’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Master Portfolio and the Portfolio; and (g) other factors deemed relevant by the Board Members. The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Portfolio shares and securities lending, services related to the valuation and pricing of portfolio holdings of the Master Portfolio, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Master Portfolio and the Portfolio and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Portfolio. Throughout the year, the Board compared the Portfolio’s performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Master Portfolio’s portfolio management team discussing the Master Portfolio’s performance and the Master Portfolio’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Master Portfolio’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Master Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Master Portfolio and the Portfolio. BlackRock and its affiliates provide the Master Portfolio and the Portfolio with certain administrative, shareholder and other services (in addition to any such services provided to the Master Portfolio and the Portfolio by third parties) and officers and other personnel as are necessary for the operations of the Master Portfolio and the Portfolio. In particular, BlackRock and its affiliates provide the Master Portfolio and the Portfolio with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Master Portfolio and the Portfolio, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Master Portfolio, the Portfolio and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Master Portfolio and the Portfolio, as applicable. The Board noted that the Portfolio’s investment results correspond directly to the investment results of the Master Portfolio. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Portfolio’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s

82	Appendix

S&P 500 Stock Master Portfolio

Disclosure of Investment Advisory Agreement (continued)

rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Portfolio as compared to other funds in its applicable Lipper category and the gross investment performance of the Portfolio as compared with its benchmark. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Master Portfolio management to discuss, the performance of the Master Portfolio and the Portfolio, as applicable, throughout the year.

The Board noted that for each of the one-, three- and five-year periods reported, the Portfolio’s gross performance (before expenses and fees), as agreed upon by the Board, was within tolerance of its benchmark. BlackRock believes that gross performance relative to the benchmark is an appropriate performance metric for the Portfolio.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Master Portfolio and the Portfolio: The Board, including the Independent Board Members, reviewed the Master Portfolio’s contractual advisory fee rate compared with the other funds in the Portfolio’s Lipper category. The contractual advisory fee rate is shown before taking into account any reimbursements or fee waivers. The Board also compared the Portfolio’s total expense ratio, as well as the Master Portfolio’s actual advisory fee rate, to those of other funds in the Portfolio’s Lipper category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual advisory fee rate gives effect to any advisory fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Master Portfolio and the Portfolio. The Board reviewed BlackRock’s profitability with respect to the Master Portfolio and the Portfolio, as applicable, and other funds the Board currently oversees for the year ended December 31, 2013 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management and the relative product mix.

In addition, the Board considered the cost of the services provided to the Master Portfolio and the Portfolio by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Master Portfolio and the Portfolio and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Master Portfolio and the Portfolio. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Master Portfolio and the Portfolio in contrast to what is required of BlackRock with respect to other products with similar investment objectives across the open-end fund, ETF, closed-end fund and institutional account product channels, as applicable.

The Board noted that the Master Portfolio’s contractual advisory fee rate ranked in the first quartile, and that the actual advisory fee rate and the Portfolio’s total expense ratio each ranked in the first quartile, relative to the Portfolio’s Expense Peers. The Board noted that BlackRock proposed, and the Board agreed to, a contractual reduction of the Portfolio’s administration fee effective March 21, 2014, which results in savings to shareholders. The Board further noted that BlackRock and its affiliates have contractually agreed to reimburse or otherwise compensate the Master Portfolio/Portfolio for the fees and expenses of the Independent Board Members, counsel to the Independent Board Members and the Master Portfolio’s/Portfolio’s independent registered public accounting firm.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Master Portfolio and the Portfolio increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Master Portfolio and the Portfolio benefit from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Master Portfolio and the Portfolio to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Master Portfolio. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Master Portfolio and the Portfolio, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Master Portfolio and the Portfolio, including for administrative, distribution, securities lending

Appendix	83

S&P 500 Stock Master Portfolio

Disclosure of Investment Advisory Agreement (continued)

and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Portfolio shares if they believe that the Portfolio’s and/or the Master Portfolio’s fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.

CONCLUSION

The Board of the Master Fund, including all the Independent Board Members, approved the continuation of the Agreement between the Manager and the Master Fund, with respect to the Master Portfolio, for a one-year term ending June 30, 2015. Based upon its evaluation of all of the aforementioned factors in their totality, the Board of the Master Fund, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Master Portfolio and its shareholders. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreement with respect to the Master Portfolio and found the Agreement to be satisfactory. In arriving at its decision to approve the Agreement, the Board of the Master Fund did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Master Portfolio reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

84	Appendix

S&P 500 Stock Master Portfolio

Officers and Trustees

Ronald W. Forbes, Co-Chairman of the Board and Trustee

Rodney D. Johnson, Co-Chairman of the Board and Trustee

Paul L. Audet, Trustee

David O. Beim, Trustee

Frank J. Fabozzi, Trustee

Henry Gabbay, Trustee

Dr. Matina S. Horner, Trustee

Herbert I. London, Trustee

Ian A. MacKinnon, Trustee

Cynthia A. Montgomery, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Toby Rosenblatt, Trustee

Kenneth L. Urish, Trustee

Frederick W. Winter, Trustee

John M. Perlowski, President and Chief Executive Officer

Richard Hoerner, CFA, Vice President

Brendan Kyne, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Charles Park, Chief Compliance Officer and Anti-Money Laundering Officer

Benjamin Archibald, Secretary

Effective May 30, 2014, Brian Kindelan resigned as Chief Compliance Officer and Anti-Money Laundering Officer of the Fund and Charles Park became Chief Compliance Officer and Anti-Money Laundering Officer of the Fund. Mr. Park joined BlackRock in 2009 and is the current Chief Compliance Officer of BlackRock’s iShares exchange traded funds.

Appendix	85

Homestead Funds

4301 Wilson Blvd.

Arlington, VA 22203

800-258-3030

homesteadfunds.com

This report is authorized for distribution to

shareholders and others who have received

a copy of the prospectus.

Distributor: RE Investment Corporation.

Item 2. Code of Ethics.

Not required in this filing.

Item 3. Audit Committee Financial Expert.

Not required in this filing.

Item 4. Principal Accountant Fees and Services.

Not required in this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Disclosure Controls and Procedures. The registrant’s principal executive officer and principal financial officer concluded that the registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)	Internal Control. There were no changes in registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not required with this filing.

(a)(2)	A separate certification for the principal executive officer and principal financial officer of the registrant, as required by Rule 30a-2(a) under the Investment Company Act of 1940, is filed herewith.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s principal executive officer and principal financial officer, as required by Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HOMESTEAD FUNDS, INC.

By:	/s/ Peter R. Morris
Peter R. Morris
President, Chief Executive Officer and Director

Date:  September 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter R. Morris
Peter R. Morris
President, Chief Executive Officer and Director

Date   September 5, 2014

By:	/s/ Amy M. DiMauro
Amy M. DiMauro
Treasurer

Date:  September 5, 2014